      As filed with the Securities and Exchange Commission on July 17, 1998



                                                Securities Act File No. 33-13283
                                        Investment Company Act File No. 811-5105

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                   FORM N - 1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

          Pre-Effective Amendment No. _______                     / /


          Post-Effective Amendment No. 38                        /X/
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                Amendment No. 40


                          THE PARKSTONE GROUP OF FUNDS
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                              --------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 451-8377


                             W. Bruce McConnel, Esq.
                             Audrey C. Talley, Esq.
                           DRINKER BIDDLE & REATH LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                          Philadelphia, PA 19107-3496
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:  Immediately, upon effectiveness

It is proposed that this filing will become effective:


         /_______/ immediately upon filing pursuant to paragraph (b). /_______/ on (date) pursuant to paragraph (b).
         /___X___/ 60 days after filing pursuant to paragraph (a)(i). /_______/ on (date) pursuant to paragraph (a)(1) of Rule 485. /_______/ 75 days after filing pursuant to paragraph (a)(2). /_______/ on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         /_______/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On August 28, 1997, Registrant filed its Rule 24f-2 Notice with respect to its fiscal year ended June 30, 1997.

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                              INSTITUTIONAL SHARES

                               THE LIFEWORKS FUNDS

                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND

                                   FORM N - 1A
                              CROSS-REFERENCE SHEET

Part A.           INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.

                                                                                                        RULE 404(a) CROSS-REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
1.           Cover Page....................................Cover Page

2.           Synopsis......................................Prospectus Summary; Fee Tables

3.           Condensed Financial Information...............Financial Highlights; Performance Information

4.           General Description of Registrant.............Cover Page; Investment Objectives and Policies;  Investment Restrictions;
                                                           Risk Factors and Investment Techniques; General Information -
                                                           Organization of the Group

5.           Management of the Fund........................Management of the Funds; Fee Tables

5A.          Management's Discussion of Fund               Not Applicable
             Performance...................................

6.           Capital Stock and Other Securities............Dividends and Taxes; General Information - Organization of the Group;
                                                           General Information - Multiple Classes of Shares;General Information -
                                                           Miscellaneous

7.           Purchase of Securities Being Offered..........How to Buy Institutional Shares; How Shares are Valued

8.           Redemption or Repurchase......................How to Redeem Your Institutional Shares

9.           Pending Legal Proceedings.....................Not Applicable

                                  THE PARKSTONE
                                 GROUP OF FUNDS



                              INSTITUTIONAL SHARES

                              The Life Works Funds
                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND


                       Prospectus dated September __, 1998


                            (PARKSTONE MUTUAL FUNDS)

                                NOT FDIC INSURED

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                          THE PARKSTONE GROUP OF FUNDS


INSTITUTIONAL SHARES                         PROSPECTUS DATED SEPTEMBER __, 1998
Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund

                                             For more information call
                                             (800) ___________ or write
                                             to:
                                             ----------------
                                             Oaks, Pennsylvania 19456


                                             THESE SECURITIES HAVE NOT
                                             BEEN APPROVED OR
                                             DISAPPROVED BY THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION OR ANY STATE
                                             SECURITIES COMMISSION NOR
                                             HAS THE COMMISSION OR ANY
                                             STATE SECURITIES COMMISSION
                                             PASSED UPON THE ACCURACY OR
                                             ADEQUACY OF THIS
                                             PROSPECTUS. ANY
                                             REPRESENTATION TO THE
                                             CONTRARY IS A CRIMINAL
                                             OFFENSE.


The funds listed above are three of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September __, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF NATIONAL CITY INVESTMENT MANAGEMENT COMPANY OR ITS PARENT OR ITS AFFILIATES, AND ARE NOT ENDORSED, INSURED OR GUARANTEED BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT, ITS AFFILIATES, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

                                TABLE OF CONTENTS



PROSPECTUS SUMMARY.........................................................1
FEE TABLES.................................................................2
FINANCIAL HIGHLIGHTS.......................................................4
INVESTMENT OBJECTIVES AND POLICIES.........................................8
PARKSTONE LIFEWORKS FUNDS..................................................8
RISK FACTORS AND INVESTMENT TECHNIQUES....................................11
INVESTMENT RESTRICTIONS...................................................23
MANAGEMENT OF THE FUNDS...................................................24
HOW TO BUY INSTITUTIONAL SHARES...........................................27
HOW TO REDEEM YOUR INSTITUTIONAL SHARES...................................29
HOW SHARES ARE VALUED.....................................................30
DIVIDENDS AND TAXES.......................................................30
PERFORMANCE INFORMATION...................................................32
FUNDATA(R)................................................................33
GENERAL INFORMATION.......................................................33

         The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

         This Prospectus relates only to the Institutional Shares of the following Funds:

         Parkstone Conservative Allocation Fund (the "Conservative Allocation Fund")
         Parkstone Balanced Allocation Fund, formerly known as the Parkstone Balanced Fund (the "Balanced Allocation Fund")
         Parkstone Aggressive Allocation Fund (the "Aggressive Allocation Fund")

         For convenience of reference, the above Funds are sometimes collectively referred to as the "LifeWorks Funds."


         The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares, while the Balanced Allocation Fund offers Investor A Shares, Investor B Shares and Institutional Shares. This Prospectus describes Institutional Shares of each of the LifeWorks Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

         The investment objectives of each of the LifeWorks Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("National City" or the "Investment Adviser"'), acts as the investment adviser to each of the LifeWorks Funds. To provide investment advisory services for the LifeWorks Funds for investments in foreign securities, National City has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

         This Prospectus relates to Institutional Shares of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

         These Funds represent three separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


         The public offering price of Institutional Shares of each Fund is equal to the net asset value per share. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."


Minimum Purchase

         For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.

Investment Objectives

         The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth.

Investment Policies

         Under normal market conditions, each Fund will invest in various types or classes of securities, including all types of common stocks, fixed income securities and securities convertible into common stocks. The emphasis of investment in each type of security varies among the LifeWorks Funds as described in this Prospectus.

Risk Factors and Special Considerations


         An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


         National City serves as investment adviser, and, with respect to a portion of the Funds, Gulfstream serves as subadviser. National City also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator, (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of National City, (the "Custodian") serves as custodian. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.


Dividends and Taxes


         Dividends from net income are declared and paid, if at all, on a monthly basis. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.


FEE TABLES (INSTITUTIONAL SHARES)

Shareholder Transaction Expenses

Maximum Sales Charge (as a percentage of the offering price)............None
Sales Charge on Reinvested Distributions................................None
Deferred Sales Charge on Redemptions....................................None
Redemption Fees(1)......................................................None
Exchange Fees...........................................................None

------------------------------

(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                        TOTAL
                                                MANAGEMENT           12B-1          OTHER            OPERATING
                                                  FEES(2)            FEES        EXPENSES(2)       EXPENSES(2)(3)
                                                ----------           -----       -----------       --------------
Conservative Allocation Fund..............         0.70%            0.00%          0.94%               1.64%
Balanced Allocation Fund..................         0.75%            0.00%          0.35%               1.10%
Aggressive Allocation Fund................         0.85%            0.00%          0.47%               1.32%

------------------------------

(2) After voluntary expense reductions.

(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.


         Absent the voluntary reduction of advisory fees, Management Fees and Total Operating Expenses for the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund would have been 1.00% and 1.94%, 1.00% and 1.35%, and 1.00% and 1.47%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator,
Sub-Administrator and Distributor").


EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                     1               3              5              10
                                                   YEAR            YEARS          YEARS           YEARS
                                                   ----            -----          -----           -----

Conservative Allocation Fund................       $ 17            $ 52           $___              $___
Balanced Allocation Fund....................       $ 11            $ 35           $ 61              $133
Aggressive Allocation Fund..................       $ 13            $ 42           $___              $___

------------------------------



         The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.

         The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any of the LifeWorks Funds in understanding the various costs and expenses that an investor in a

Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including National City or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

         The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the LifeWorks Funds since its inception. Further financial information regarding the LifeWorks Funds is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


         The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.


         On March 31, 1993, the shareholders of all of the then-existing Funds of the Group, including the Balanced Allocation Fund, approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

CONSERVATIVE ALLOCATION FUND - INSTITUTIONAL SHARES


                                                                                         YEAR ENDED JUNE 30,
                                                                                         -------------------
                                                                                           INSTITUTIONAL
                                                                                              SHARES
                                                                                              ------
                                                                                           DEC. 30, 1996
                                                                                            TO JUNE 30,
                                                                                              1997(a)
                                                                                           -------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................................     $ 10.00
                                                                                             -------

Income from Investment Activities
         Net Investment Income (Loss)...................................................        0.14
         Net Realized and Unrealized Gains (Losses) on Investments......................        0.34
                                                                                            --------

                  Total from Investment Activities......................................        0.48
                                                                                            --------

Distributions
         Net Investment Income..........................................................       (0.12)
                                                                                            ---------

                  Total Distributions...................................................       (0.12)
                                                                                            ---------

NET ASSET VALUE, END OF  PERIOD.........................................................     $ 10.36
                                                                                             =======


Total Return (excluding sales and redemption charges)...................................        4.87%(e)
RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000)................................................     $10,287
         Ratio of Expenses to Average Net Assets........................................        1.64%(c)
         Ratio of Net Investment Income (Loss) to Average Net Assets....................        3.12%(c)
         Ratio of Expenses to Average Net Assets*.......................................        1.94%(c)
         Ratio of Net Investment Income (Loss) to Average Net Assets*...................        2.82%(c)
         Portfolio Turnover Rate(d).....................................................       62.11%
         Average Commission Rate Paid(g)...............................................      $0.0795

BALANCED ALLOCATION FUND- INSTITUTIONAL SHARES



                                                            YEAR ENDED JUNE 30
                                        ------------------------------------------------------------   JAN. 31, 1992
                                                           INSTITUTIONAL SHARES                         TO JUNE 30
                                        ------------------------------------------------------------   --------------
                                      1997         1996        1995(f)        1994        1993(b)          1992(a)
                                      ----         ----        -------        ----        -------          -------
NET ASSET VALUE, BEGINNING
OF PERIOD........................... $  13.37   $  12.19    $  10.67       $  11.08     $   9.68         $  10.00
                                     --------   --------    --------       --------     --------         --------

Income from Investment
   Activities
     Net Investment Income
       (Loss).......................     0.35       0.36        0.31           0.27         0.28             0.14
     Net Realized and Unrealized
       Gains (Losses) on
       Investments and Foreign
       Currencies...................     1.12       1.74        1.68          (0.41)        1.41            (0.34)
                                         ----       ----        ----          ------        ----            ------

     Total from Investment
       Activities...................     1.47       2.10        1.99          (0.14)        1.69            (0.20)
                                         ----       ----        ----          ------        ----            ------

Distributions
   Net Investment Income............    (0 37)     (0.35)      (0.31)         (0.27)       (0.29)           (0.12)
   Net Realized Gains...............    (1.48)     (0.57)      (0.03)           ---          ---              ---
   In Excess of Net Realized
     Gains..........................     ---        ---        (0.13)           ---          ---              ---
                                     --------   --------    --------       --------     --------         --------

   Total Distributions..............    (1.85)     (0.92)      (0.47)         (0.27)       (0.29)           (0.12)
                                        -----      -----       -----          -----        -----            -----

NET ASSET VALUE, END OF
   PERIOD........................... $  12.99   $  13.37    $  12.19       $  10.67     $  11.08         $   9.68
                                     ========   ========    ========       ========     ========         ========

Total Return (excluding sales
   and redemption charges)..........    11.86%     17.81%      19.22%         (1.44)%      17.66%           (2.06)%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).......................... $245,347   $113,493     $89,294        $71,427      $42,318          $38,136
   Ratio of Expenses to
     Average Net Assets.............     1.10%      1.16%       1.25%          1.09%        1.15%            1.19%(c)
   Ratio of Net Investment
     Income (Loss) to
     Average Net Assets.............     2.77%      2.62%       2.75%          2.49%        2.70%            3.46%(c)
   Ratio of Expenses to
     Average Net Assets*............     1.36%      1.41%       1.52%          1.39%        1.46%            1.50%(c)
   Ratio of Net Investment
     Income (Loss) to
     Average Net Assets*............     2.51%      2.37%       2.47%          2.18%        2.40%            3.13%(c)
   Portfolio Turnover Rate
     (d)............................   425.05%    437.90%     250.66%        192.39%      177.99%           47.58%
   Average Commission
     Rate Paid(g)..................   $0.0518    $0.0848

AGGRESSIVE ALLOCATION FUND - INSTITUTIONAL SHARES




                                                                                        YEAR ENDED JUNE 30,
                                                                                        -------------------
                                                                                           INSTITUTIONAL
                                                                                              SHARES
                                                                                              ------
                                                                                           DEC. 31, 1996
                                                                                            TO JUNE 30,
                                                                                              1997(a)
                                                                                        -------------------

NET ASSET VALUE, BEGINNING OF PERIOD.......................................                $   10.00
                                                                                           ---------

Income from Investment Activities
       Net Investment Income (Loss)........................................                     0.07
       Net Realized and Unrealized Gains (Losses) on
       Investments.........................................................                     0.56
                                                                                           ---------

           Total from Investment Activities................................                     0.63
                                                                                           ---------

Distributions
       Net Investment Income...............................................                    (0.06)
                                                                                           ---------

           Total Distributions.............................................                    (0.06)
                                                                                           ---------

NET ASSET VALUE, END OF PERIOD.............................................                $   10.57
                                                                                           =========

Total Return (excluding sales and redemption charges)......................                     6.38%(e)
RATIOS SUPPLEMENTARY DATA:
       Net Assets, End of Period (000).....................................                  $39,043
       Ratio of  Expenses to Average Net Assets............................                     1.32%(c)
       Ratio of Net Investment Income (Loss) to Average Net Assets.........                     1.61%(c)
       Ratio of Expenses to Average Net Assets*............................                     1.47%(c)
       Ratio of Net Investment Income (Loss) to Average Net Assets*........                     1.46%(c)
       Portfolio Turnover Rate (d).........................................                    44.68%(c)
       Average Commission Rate Paid (g)....................................                  $0.0280



NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a)  Period from commencement of operations.


(b) On April 1, 1993, the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993, the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Not annualized.

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, the Balanced Allocation Fund had no subadviser.

(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL


                  The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

                  During temporary defensive periods as determined by the Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



PARKSTONE LIFEWORKS FUNDS

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

                  THE INVESTMENT OBJECTIVE OF THE CONSERVATIVE ALLOCATION FUND IS TO SEEK CURRENT INCOME AND CONSERVATION OF CAPITAL, WITH A

SECONDARY OBJECTIVE OF LONG-TERM CAPITAL GROWTH. THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE AGGRESSIVE ALLOCATION FUND IS TO SEEK CAPITAL APPRECIATION AND INCOME GROWTH.

                  The LifeWorks Funds may invest in any type or class of security. Under normal market conditions the LifeWorks Funds will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Conservative Allocation Fund anticipates investing between 25% and 35% of its net assets in common stocks and securities convertible into common stocks, between 35% and 75% of its net assets in fixed-income securities and up to 45% of its net assets in cash and cash equivalents. No more than 15% of the Conservative Allocation Fund's investments will be in foreign securities. The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's net assets will be in foreign securities. The Aggressive Allocation Fund expects to invest between 50% and 90% of its net assets in common stocks and securities convertible into common stocks, between 15% and 40% of its net assets in fixed-income securities and up to 25% of its net assets in cash and cash equivalents. The Aggressive Allocation Fund may invest up to 25% in foreign securities.

                  For each of the Conservative Allocation Fund and Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Aggressive Allocation Fund will primarily invest in common stocks for capital appreciation and growth. Each of the LifeWorks Funds will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The LifeWorks Funds intend to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

                  For the LifeWorks Funds, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of each of the LifeWorks Funds assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the LifeWorks Funds invest may have warrants or options attached. The LifeWorks Funds may also invest in repurchase agreements.

                  The LifeWorks Funds expect to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S.

Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

                  The LifeWorks Funds also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


                  The LifeWorks Funds will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."


                  The LifeWorks Funds may hold some short-term obligations (with maturities or 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The LifeWorks Funds may also invest in securities of other investment companies.


                  The LifeWorks Funds may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The LifeWorks Funds' investments in foreign securities may be made either directly or through the purchase of American depository receipts ("ADRs") and the LifeWorks Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper.

                  The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market . The LifeWorks Funds reserve the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that any of the LifeWorks Funds are so invested, its investment objective may not be achieved during that time.

                  Like any investment program, investment in any of the LifeWorks Funds entails certain risks. As Funds investing in common stocks, the LifeWorks Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

                  Since the LifeWorks Funds also invest in bonds, investors in the Funds are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

                  From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the LifeWorks Funds, with their balance of common stock and bond investments, are expected to entail less investment risk (and a potentially smaller investment return) than mutual funds investing exclusively in common stocks.




-------------------------------------------------------------------------------------------------------------------
THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                     -Foreign Securities                    -Foreign Currency Transactions
-Futures Contracts                      -Government Obligations                -Lending Portfolio Securities
-Medium-Grade Securities                -Mortgage-Related Securities~          -Other Mutual Funds
-Portfolio Turnover                     -Put and Call Options                  -Repurchase Agreements
-Restricted Securities                  -Reverse Repurchase Agreements and     -When-Issued and Delayed-Delivery
                                             Dollar Roll Agreements                 Transactions

-------------------------------------------------------------------------------------------------------------------


RISK FACTORS AND INVESTMENT TECHNIQUES


                  Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

COMPLEX SECURITIES


                  Some of the investment techniques utilized by the Investment Adviser and Gulfstream in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.


FOREIGN CURRENCY TRANSACTIONS

                  Each of the LifeWorks Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The LifeWorks Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


                  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

                  The forecasting of short term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.


                  If any of the LifeWorks Funds retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


                  None of the LifeWorks Funds intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

                   For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

                  Each of the LifeWorks Funds may invest a portion of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

                  In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

                  U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. Each of the LifeWorks Funds may also invest in European depository receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

                  Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

                  Subject to its applicable investment policies, each of the LifeWorks Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.


FUTURES CONTRACTS

                  The LifeWorks Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

                  A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

                  The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

                  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

                  Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

                  Each of the LifeWorks Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  The types of U.S. government obligations in which each of the LifeWorks Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

                  Obligations of certain agencies and instrumentalities of the U.S. government such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The LifeWorks Funds will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

MEDIUM-GRADE SECURITIES

                  Each of the LifeWorks Funds may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


                  Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.


MORTGAGE-RELATED SECURITIES


                  Each of the LifeWorks Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the LifeWorks Funds may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.


                  The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

                  If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

                  The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

                  Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

                  Mortgage-related securities in which the LifeWorks Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

OTHER MUTUAL FUNDS


                  Each of the LifeWorks Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.


PUT AND CALL OPTIONS


                  Each of the LifeWorks Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each of the LifeWorks Funds may also engage in writing call options from time to time as the Investment Adviser or Gulfstream deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets.


                  Each of the LifeWorks Funds, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS


                  Securities held by each of the LifeWorks Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.


RESTRICTED SECURITIES


                  Securities in which each of the LifeWorks Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, the Investment Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.


                  Subject to the limitations described above, the LifeWorks Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven (7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.


REVERSE REPURCHASE AGREEMENTS

                  Each of the LifeWorks Funds may borrow money by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

                  Each of the LifeWorks Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


                  No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The LifeWorks Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.


LENDING PORTFOLIO SECURITIES


                  In order to generate additional income, each of the LifeWorks Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The LifeWorks Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.


PORTFOLIO TURNOVER


                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for the Funds, see "FINANCIAL HIGHLIGHTS." The Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund do not anticipate that their turnover rates will exceed 600%, ____% and 500%, respectively. Such Funds do not expect that their turnover rates with respect to that portion of their portfolios invested in (i) common stocks and securities convertible into common stocks and (ii) other investments will exceed ___% and ___%, ___% and ___%, and ___% and ___%, respectively.


                  The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. (See "Dividends and Taxes.") Portfolio turnover will not be a limiting factor in making investment decisions.



INVESTMENT RESTRICTIONS

                  Each of the LifeWorks Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

                  None of the LifeWorks Funds will:


1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations;

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

         (d) personal credit and business credit businesses will be considered separate industries.

2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

                  Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


                  In addition to the above investment restrictions, the LifeWorks Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.


MANAGEMENT OF THE FUNDS


BOARD OF TRUSTEES

                  The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.


INVESTMENT ADVISER AND SUBADVISER


                  National City, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as investment adviser to the Funds. National City is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including First of America Bank, N.A. ("FOA"). Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly owned subsidiary of FOA.

                  Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or through Gulfstream, furnishes a continuous investment program for each of the LifeWorks Funds and makes investment decisions on behalf of each Fund.

                  The LifeWorks Funds are managed by the _________________ Team of National City. No single person is primarily responsible for making recommendations to the _______________ Team.

                  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from each of the LifeWorks Funds, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

                  Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of those assets of the LifeWorks Funds which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Gulfstream will not continue as Subadviser beyond the end of the current term of its agreement in 1998.

                  Under this arrangement, Gulfstream is responsible for day-to-day management of the applicable portion of the LifeWorks Funds, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

                  For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% the first $50 million of the average daily net assets of each of the LifeWorks Funds which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


                  Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that First of America, as a limited partner, does not possess management authority or responsibility for Gulfstream, because of its 72% ownership interest, First of America may be deemed to control Gulfstream for purposes of the 1940 Act.

                  As of ______, 1998, Gulfstream had over $863 million in international assets of institutional, investment, company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.

                  For further information regarding the relationship between the Investment Adviser and Gulfstream, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.


ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR


                  BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each of the LifeWorks Funds. National City serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

                  The Administrator generally assists in all aspects of the LifeWorks Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, National City receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

                  SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456. It acts as agent for the LifeWorks Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.


EXPENSES


                  The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each of the LifeWorks Funds will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the LifeWorks Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

                  The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.


CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

                  National City Bank serves as the custodian of the Group's assets. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the LifeWorks Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

                  While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator), BISYS Ohio is considered to be an affiliate person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.



HOW TO BUY INSTITUTIONAL SHARES

                  Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

                  Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

                  Institutional Shares of each of the LifeWorks Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of the LifeWorks Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

                  An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

                  There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the LifeWorks Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

                  The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.


                  Confirmations of purchases and redemptions of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the LifeWorks Funds will not be issued.



HOW TO REDEEM YOUR INSTITUTIONAL SHARES

                  Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES


                  All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.


                  Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m. (Eastern Time), on a Business Day or, if received after 4:00 p.m. (Eastern
Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.

                  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


                  The net asset value of Institutional Shares of the LifeWorks Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

                  The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


DIVIDENDS AND TAXES

GENERAL


                  Net income for each of the LifeWorks Funds is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

                  Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

                  Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                  Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

                  A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

                  Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.



PERFORMANCE INFORMATION

                  From time to time performance information for the LifeWorks Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in any of the LifeWorks Funds will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Currently, only the Balanced Allocation Fund of the LifeWorks Funds is offered with multiple classes of shares. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by an undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each LifeWorks Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

                  In addition, from time to time the LifeWorks Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

                  Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the LifeWorks Funds, if any. Because of differences in the fees and/or expenses borne by different classes of shares of the LifeWorks Funds, if any, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

                  Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.


                  Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.



FUNDATA(R)


                  Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


                  The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


                  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.


                  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.


                  The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

                  [As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the LifeWorks Funds, and therefore may be presumed to control such Funds within the meaning of the 1940 Act.]

MULTIPLE CLASSES OF SHARES


                  In addition to Institutional Shares, the Group also offers Investor A Shares and Investor B Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.

MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


                  Pursuant to Rule 17f-2, since National City and National City Bank serve as the Group's Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8421, Boston, MA 02266-8421, or by calling toll free (800) __________.


                  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                  ARMADA FUNDS





BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
National City Corporation
Chairman, President and
Chief Executive Officer,
Officer, NatCity
Investments, Inc.

LEIGH CARTER
Retired President and
Chief Operating Officer
B.F. Goodrich Company
Director:
Acromed Corporation
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
Operating Officer,
Kittle's Home Furnishing's
   Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
Carol Martin Gatton College
of Business and Economics,
University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
General Counsel, Eaton
Corporation
Trustee:
Meridia Health System
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
Wayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Institutional Shares


INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio  44114


SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201


DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, Pennsylvania  19456


ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio  43219


TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8421
Boston, MA  02266

CUSTODIAN
National City Bank
1900 East Ninth Street
Cleveland, Ohio  44114

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA  19107

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR A SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX - FREE INCOME FUNDS
                         THE PARKSTONE MONEY MARKET FUND


                                  FORM N-1A
                            CROSS-REFERENCE SHEET

Part A.           INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.

                                                                                                Rule 404(a) CROSS REFERENCE
----------------------------------------------------------------------------------------------------------------------------
1.         Cover Page.............................................Cover Page

2.         Synopsis...............................................Prospectus Summary;  Fee Tables

3.         Condensed Financial Information........................Financial Highlights;  Performance Information

4.         General Description of Registrant......................Cover Page, Investment Objectives and Policies; Investment
                                                                  Restrictions, Risk Factors and Investment Techniques;
                                                                  General Information - Organization of the Group

5.         Management of the Fund.................................Management of the Funds; Fee Tables

5A.        Management's Discussion of Fund Performance............Not Applicable

6.         Capital Stock and Other Securities.....................Directed Dividend Option; Dividends and Taxes; General
                                                                  Information - Organization of the Group;
                                                                  General Information - Multiple Classes of Shares;
                                                                  General Information - Miscellaneous

7.         Purchase of Securities Being Offered...................Management of the Funds - Administrator, Sub-Administrator
                                                                  and Distributor; Management of the
                                                                  Funds - Distribution Plan for Investor A Shares; How to Buy
                                                                  Investor A Shares; Sales Charges; Reduced Sales Charges;
                                                                  Exchange Privilege; Parkstone Individual Retirement
                                                                  Accounts; How Shares are Valued

8.         Redemption or Repurchase...............................How to Redeem Your Investor A Shares

9.         Pending Legal Proceedings..............................Not Applicable


--------------------------------------------------------------------------------

                                  THE PARKSTONE
                                 GROUP OF FUNDS
                                INVESTOR A SHARES

--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                       PARKSTONE SMALL CAPITALIZATION FUND
                        PARKSTONE MID CAPITALIZATION FUND
                       PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                             GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                               PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                      PARKSTONE U.S. GOVERNMENT INCOME FUND

                              TAX-FREE INCOME FUNDS
                          PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                             PARKSTONE TREASURY FUND
                             PARKSTONE TAX-FREE FUND


                      Prospectus dated September ___, 1998


                                (PARKSTONE LOGO)
                            -------------------------
                                NOT FDIC INSURED

                      {THIS PAGE INTENTIONALLY LEFT BLANK.}

THE PARKSTONE GROUP OF FUNDS
INVESTOR A SHARES                                    PROSPECTUS DATED SEPTEMBER ___, 1998

GROWTH FUNDS                                         For more information call:
Parkstone Small Capitalization Fund                  (800) ____________
Parkstone Mid Capitalization Fund                    or write to:
Parkstone Large Capitalization Fund                  Oaks, Pennsylvania
Parkstone International Discovery Fund                        19456

GROWTH AND INCOME FUNDS
Parkstone Balanced Allocation Fund                   THESE SECURITIES HAVE NOT
Parkstone Equity Income Fund                         BEEN APPROVED OR
                                                     DISAPPROVED BY THE
INCOME FUNDS                                         SECURITIES AND EXCHANGE
Parkstone Bond Fund                                  COMMISSION OR ANY STATE
Parkstone Limited Maturity Bond Fund                 SECURITIES COMMISSION NOR
Parkstone Intermediate Government Obligations        HAS THE COMMISSION OR ANY
  Fund                                               STATE SECURITIES COMMISSION
Parkstone U.S. Government Income Fund                PASSED UPON THE ACCURACY
                                                     OR ADEQUACY OF THIS
TAX-FREE INCOME FUNDS                                PROSPECTUS. ANY
Parkstone Municipal Bond Fund                        REPRESENTATION TO THE
Parkstone Michigan Municipal Bond Fund               CONTRARY IS A CRIMINAL
                                                     OFFENSE.
MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund

The funds listed above are sixteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor A Shares. This Prospectus explains concisely what you should know before investing in the Investor A Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September ___, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF NATIONAL CITY INVESTMENT MANAGEMENT COMPANY OR ITS PARENT OR ITS AFFILIATES, AND ARE NOT ENDORSED, INSURED OR GUARANTEED BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT, ITS AFFILIATES, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.


                                                   PROSPECTUS--Investor A Shares

                                TABLE OF CONTENTS


                                                                               PAGE


PROSPECTUS SUMMARY................................................................6
FEE TABLES.......................................................................11
FINANCIAL HIGHLIGHTS.............................................................16
INVESTMENT OBJECTIVES AND POLICIES...............................................34
RISK FACTORS AND INVESTMENT TECHNIQUES...........................................49
INVESTMENT RESTRICTIONS..........................................................62
MANAGEMENT OF THE FUNDS..........................................................63
HOW TO BUY INVESTOR A SHARES.....................................................68
SALES CHARGES....................................................................71
REDUCED SALES CHARGES............................................................72
DIRECTED DIVIDEND OPTION.........................................................74
EXCHANGE PRIVILEGE...............................................................74
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS.........................................75
HOW TO REDEEM YOUR INVESTOR A SHARES.............................................75
HOW SHARES ARE VALUED............................................................78
DIVIDENDS AND TAXES..............................................................79
PERFORMANCE INFORMATION..........................................................82
FUNDATA(R).......................................................................83
GENERAL INFORMATION..............................................................83

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated in the table below.

                                                              INVESTMENT
                                           FINANCIAL          OBJECTIVES       RISK FACTORS AND
FUND                                       HIGHLIGHTS         AND POLICIES     INVESTMENT TECHNIQUES

Balanced Allocation Fund
Bond Fund
Equity Income Fund
Government Income Fund
International Discovery Fund
Intermediate Government Obligations Fund
Large Capitalization Fund
Limited Maturity Bond Fund
Michigan Municipal Bond Fund
Mid Capitalization Fund
Municipal Bond Fund
Prime Obligations Fund
Small Capitalization Fund
Tax-Free Fund
Treasury Fund
U.S. Government Obligations Fund


The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Investor A Shares of the following Funds:

Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity
         Fund (the "Mid Capitalization Fund")
Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
         Balanced Fund (the "Balanced Allocation Fund")
Parkstone Equity Income Fund, formerly known as the Parkstone High Income
         Equity Fund (the "Equity Income Fund")
Parkstone Bond Fund (the "Bond Fund")
Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
         Government Obligations Fund")
Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund")

Parkstone U.S. Government Obligations Fund (the "U.S. Government
         Obligations Fund")
Parkstone Treasury Fund (the "Treasury Fund")
Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds. Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor A Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.


The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("National City" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, National City has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").




PROSPECTUS SUMMARY


Shares Offered


This Prospectus relates to Investor A Shares of the following Funds of the
Group:


GROWTH FUNDS
Small Capitalization Fund
Mid Capitalization Fund
Large Capitalization Fund
International Fund


GROWTH AND INCOME FUNDS
Balanced Allocation Fund
Equity Income Fund

INCOME FUNDS
Bond Fund
Limited Maturity Bond Fund
Intermediate Government Obligations Fund
Government Income Fund

TAX-FREE INCOME FUNDS
Municipal Bond Fund
Michigan Bond Fund


MONEY MARKET FUNDS
Prime Obligations Fund
U.S. Government Obligations Fund
Treasury Fund
Tax-Free Fund


These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares
---------------------------------

The public offering price of Investor A Shares of each of the Growth Funds and each of the Growth and Income Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested). The public offering price of Investor A Shares of each of the Income Funds and each of the Tax-Free Income Funds is equal to the net asset value per share plus a sales charge equal to 4.00% of the public offering price (4.17% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $50,000 or more (see "SALES CHARGES"). Under certain circumstances, the sales charge may be eliminated (see "REDUCED SALES CHARGES -- Sales Charge Waivers"). The public offering price of each Money Market Fund is equal to the net asset value per share, which the Group will seek to maintain at $1.00.


Shares may be purchased by mail or telephone, through a broker-dealer that has entered into an agreement with the Group's distributor SEI Investments Distribution Co. ("SEI" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor A Shares of one Fund of the Group may be exchanged for Investor A Shares of another Fund of the Group at net asset value without the imposition of a sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR A SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR A SHARES" and "HOW SHARES ARE VALUED."


Minimum Purchase
----------------

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund.

Investment Objectives
---------------------

FUND                                              INVESTMENT OBJECTIVE

Balanced Allocation Fund                     seeks current income, long-term capital growth and conservation of capital

Bond Fund                                    seeks to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities

Equity Income Fund                           seeks current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks; a secondary objective is growth of capital

Government Income Fund                       seeks to provide shareholders with a high level of current income consistent with prudent investment risk

Intermediate Government                      seeks to provide current income with preservation of
Obligations Fund                             capital by investing in U.S. government securities with remaining maturities of 12 years or less

International Fund                           seeks long-term growth of capital

Large Capitalization Fund                    seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization

Limited Maturity Bond                        seeks to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities with remaining maturities of six years or less

Michigan Bond Fund                           seeks income which is exempt from federal income tax and Michigan state income and intangibles tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders; also seeks preservation of capital

Mid Capitalization Fund                      seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks

Municipal Bond Fund                          seeks to provide current interest income which is exempt from federal income taxes and preservation of capital

Prime Obligations Fund                       seeks to provide current income, with liquidity and stability of principal

Small Capitalization Fund                    seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities

                                             convertible into common stocks of small- to medium-sized companies

Tax-Free Fund                                seeks to provide as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal

Treasury Fund                                seeks to provide current income, with liquidity and stability of principal

U.S. Government                              seeks to provide current income, with liquidity and
Obligations Fund                             stability of principal


Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:


FUND                                         INVESTMENT POLICY
Balanced Allocation Fund                     in any type or class of securities, including all types of common stocks, fixed-income securities and securities convertible into common stocks

Bond Fund                                    at least 80% of its total assets in bonds, debentures and certain other debt securities specified herein

Equity Income Fund                           at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends

Government Income Fund                       at least 65% of its total assets in obligations issued or guaranteed by the U.S.
                                             government or its agencies or instrumentalities; under current market conditions, up to 80% of its total assets in mortgage-related securities, which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and up to 35%
                                             of its total assets in mortgage-related securities issued by non-governmental entities

Intermediate Government                      at least 80% of its total assets in obligations issued or guaranteed by the U.S.
Obligations Fund                             government or its agencies or instrumentalities and with remaining maturities of twelve years or less

International Fund                           at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii)
                                             which are ranked as small- or medium-sized companies on the basis of their capitalization

Large Capitalization Fund                    at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed to be characterized by sound management and the ability to finance expected long-term growth

Limited Maturity Bond                        at least 80% of the value of its total assets in bonds, Fund debentures and certain other debt securities specified herein with remaining maturities of six years or less

Michigan Bond Fund                           at least 80% of its total assets in debt securities of all types; at least 65% of its net assets in municipal securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities

Mid Capitalization Fund                      at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected growth

Municipal Bond Fund                          at least 80% of its total assets in tax-exempt obligations

Prime Obligations Fund                       in high quality money market instruments and other comparable investments

Small Capitalization Fund                    at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected growth

Tax-Free Fund                                at least 80% of its total assets in municipal obligations the interest on which is both exempt from federal income tax and not treated as a preference item for federal alternative minimum tax purposes

Treasury Fund                                exclusively in obligations issued or guaranteed by the U.S Treasury and in repurchase agreements backed by such securities

U.S. Government                              at least 65% of its total assets in short-term U.S. Treasury bills, notes and other
Obligations Fund                             obligations issued by the U.S. government or its agencies or instrumentalities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


National City serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. National City also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator (" the Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), serves as fund accountant. National City Bank, an affiliate of National City (the "Custodian"), serves as custodian. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.


Dividends and Taxes


Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.


     FEE TABLES (INVESTOR A SHARES)

     SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge (as a percentage of the offering price) (1)
     -- Growth Funds.................................................................................4.50%
     -- Growth and Income Funds......................................................................4.50%
     -- Income Funds.................................................................................4.00%
     -- Tax-Free Income Funds........................................................................4.00%
     -- Money Market Funds...........................................................................None
     Sales Charge on Reinvested Distributions........................................................None
     Deferred Sales Charge on Redemptions............................................................None

     Redemption Fees (2).............................................................................1.00%
     Exchange Fees (3)...............................................................................None

     ---------------

(1)  The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES -- Sales Charge Waivers.")

(2)  Investors who invest over $1,000,000 in Investor A Shares of the Small Capitalization Fund will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, with respect to all
     Funds, although no such fee is currently in place,

the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.


(3) Exchanges into a Non-Money Market Fund from a Money Market Fund will be normally subject to a sales charge.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                            TOTAL
                                                MANAGEMENT        12B-1        OTHER      OPERATING
                                                   FEES          FEES (5)    EXPENSES(4)  EXPENSES(4)
                                                ----------       --------    -----------  -----------

GROWTH FUNDS
Small Capitalization Fund ...................       1.00%          0.25%       0.32%       1.57%
Mid Capitalization Fund .....................       1.00%          0.25%       0.31%       1.56%
Large Capitalization Fund ...................       0.80%          0.25%       0.32%       1.37%
International Fund ..........................       1.16%(6)       0.25%       0.39%       1.80%

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund ....................       0.75%          0.25%       0.36%       1.36%
Equity Income Fund ..........................       1.00%          0.25%       0.33%      l.58%

INCOME FUNDS:
Bond Fund ...................................       0.70%          0.25%       0.24%       1.19%
Limited Maturity Bond Fund ..................       0.55%          0.25%       0.31%       1.11%
Intermediate Government
   Obligations Fund .........................       0.70%          0.25%       0.28%       1.23%
Government Income Fund ......................       0.45%          0.25%       0.32%       1.02%

TAX-FREE INCOME FUNDS:
Municipal Bond Fund .........................       0.55%          0.25%       0.26%       1.06%
Michigan Bond Fund ..........................       0.55%          0.25%       0.21%       1.01%

MONEY MARKET FUNDS:
Prime obligations Fund ......................       0.40%          0.10%       0.23%     0.7396
U.S. Government Obligations
   Fund .....................................       0.40%          0.10%       0.24%       0.74%
Treasury Fund ...............................       0.40%          0.10%       0.17%       0.67%
Tax-Free Fund ...............................       0.40%          0.10%       0.28%       0.78%


---------------

(4)  After voluntary expense reductions.

(5) Pursuant to the Investor A Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 0.25% of the average daily net asset value of such Fund's Investor A Shares. However, currently payments of only 0.10% are being charged under such Plan with respect to the Money Market Funds.

(6) Calculated based on 1.25% on the first $50 million, in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.



     Management Fees and Total Operating Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.61%, respectively. Management Fees, Other Expenses and Total Operating Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.29% and 1.28%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.36% and 1.35%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.33% and 1.32% respectively. For the Government Income Fund, they would have been 0.74%, 0.37% and 1.36% respectively. For the Municipal Bond Fund, they would have been 0.74%, 0.36% and 1.35%, respectively. For the Michigan Bond Fund, they would have been 0.74%, 0.31% and 1.30%, respectively. 12b-1 Fees, Other Expenses and Total Operating Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of 12b-1 fees and administrative fees, would have been 0.25%, 0.25% and 0.90%, respectively. For the U.S. Government Obligations Fund, they would have been 0.25%, 0.26% and 0.91%, respectively. For the Treasury Fund, they would have been 0.25%, 0.27% and 0.92%, respectively. For the Tax-Free Fund, they would have been 0.25%, 0.30% and 0.95%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")



     EXPENSE EXAMPLES

     You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and
     (2) redemption at the end of each time period:

                                                                     1           3           5          10
                                                                    YEAR        YEARS       YEARS       YEARS

GROWTH FUNDS:
Small Capitalization Fund ..................................        $ 60        $ 92        $127        $223
Mid Capitalization Fund ....................................        $ 60        $ 92        $126        $222
Large Capitalization Fund ..................................        $ 58        $ 86        $117        $202
International Fund .........................................        $ 62        $ 99        $138        $247

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund ...................................        $ 58        $ 86        $116        $201
Equity Income Fund .........................................        $ 60        $ 93        $127        $224

INCOME FUNDS:
Bond Fund ..................................................        $ 52        $ 76        $103        $179
Limited Maturity Bond Fund .................................        $ 51        $ 74        $ 99        $170
Intermediate Government
   Obligations Fund ........................................        $ 52        $ 77        $105        $183
Government Income Fund .....................................        $ 50        $ 71        $ 94        $160

TAX-FREE INCOME FUNDS:
Municipal Bond Fund ........................................        $ 50        $ 72        $ 96        $164
Michigan Bond Fund .........................................        $ 50        $ 71        $ 94        $159

MONEY MARKET FUNDS:
Prime Obligations Fund .....................................        $  7        $ 23        $ 41        $ 91
U.S. Government Obligations Fund ...........................        $  8        $ 24        $ 41        $ 92
Treasury Fund ..............................................        $  7        $ 21        $ 37        $ 83
Tax-Free Fund ..............................................        $  8        $ 25        $ 43        $ 97

     The information set forth in the foregoing Fee Tables and expense examples relates only to Investor A Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

     As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.


     The purpose of the above tables is to assist a potential purchaser of Investor A Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by National City or any of its affiliates to its customer accounts which may invest in Investor A Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor A Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     FINANCIAL HIGHLIGHTS
     --------------------

     The tables on the following pages set forth certain information concerning the investment results of the Investor A Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


     The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.


     On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

                 SMALL CAPITALIZATION FUND -- INVESTOR A SHARES



                                                                          YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------------
                                                                           INVESTOR A SHARES
                                                ------------------------------------------------------------------------------------


                                                   1997          1996          1995          1994            1993(B)       1992
                                                ---------     ---------     ---------     ---------       ---------     ---------
NET ASSET VALUE,
     BEGINNING OF PERIOD ....................   $   34.17     $   25.88     $   19.75     $   20.31       $   14.64     $   13.58
                                                ---------     ---------     ---------     ---------       ---------     ---------
Investment Activities
   Net Investment Loss ......................       (0.29)        (0.23)        (0.18)        (0.15)          (0.13)        (0.08)
    Net Realized and Unrealized Gains
         (Losses) on Investments ............       (1.08)        12.17          8.46          0.09            6.75          1.89
                                                ---------     ---------     ---------     ---------       ---------     ---------
         Total from Investment Activities ...       (1.37)        11.94          8.28         (0.06)           6.62          1.81
                                                ---------     ---------     ---------     ---------       ---------     ---------
Distributions
   Net Investment Income ....................          --            --            --            --              --            --
   Net Realized Gains .......................       (5.25)        (3.65)        (2.15)        (0.50)          (0.95)        (0.75)
---------------------------------------------   ---------     ---------     ---------     ---------       ---------     ---------
          Total Distributions ...............       (5.25)        (3.65)        (2.15)        (0.50)          (0.95)        (0.75)
                                                ---------     ---------     ---------     ---------       ---------     ---------
NET ASSET VALUE, END OF PERIOD ..............   $   27.55     $   34.17     $   25.88     $   19.75       $   20.31     $   14.64
                                                =========     =========     =========     =========       =========     =========
Total Return (excluding sales and
    Redemption charges) .....................        4.53%        49.93%        44.88%        (0.55)%         45.77%        12.95%
RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000) ........   $ 188,645     $ 187,016     $  71,894     $  42,791       $  27,976     $ 180,079
     Ratio of Net Investment Loss
          to Average Net Assets .............        1.57%         1.54%         1.55%         1.40%           1.29%         1.19%
     Ratio of Expenses to Average
          Net Assets ........................       (1.19)%       (1.18)%       (1.27)%       (1.24)%         (1.02)%       (0.61)%
     Ratio of Net Investment Loss to
          Average Net Assets ................        1.57%         1.54%         1.58%         1.55%           1.36%         1.28%
     Ratio of Net Investment Loss to
          Average Net Assets* ...............       (1.19)%       (1.18)%       (1.30)%       (1.39)%         (1.09)%       (0.70)%
     Portfolio Turnover Rate(d) .............       48.45%        67.22%        50.53%        72.64%          71.21%        95.02%
     Average Commission Rate Paid(g) ........   $  0.0788     $  0.0800


                                                    YEAR ENDED JUNE 30,
                                                --------------------------
                                                    INVESTOR A SHARES
                                                --------------------------
                                                                              OCT. 31, 1988
                                                                                   TO
                                                      1991          1990     JUNE 30 1989(A)
                                                   ---------     ---------   ---------------
NET ASSET VALUE,
     BEGINNING OF PERIOD ....................      $   14.82     $   11.59     $   10.00
                                                   ---------     ---------     ---------
Investment Activities
   Net Investment Loss ......................           0.14          0.04          0.06
    Net Realized and Unrealized Gains
         (Losses) on Investments ............          (1.24)         3.23          1.59
                                                   ---------     ---------     ---------
         Total from Investment Activities ...          (1.10)         3.27          1.65
                                                   ---------     ---------     ---------
Distributions
   Net Investment Income ....................          (0.14)        (0.04)        (0.06)
   Net Realized Gains .......................              -            --            --
---------------------------------------------      ---------     ---------     ---------
          Total Distributions ...............          (0.14)        (0.04)        (0.06)
                                                   ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD ..............      $   13.58     $   14.82     $   11.59
                                                   =========     =========     =========
Total Return (excluding sales and
    Redemption charges) .....................          (6.76)%       28.28%        16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000) ........      $ 107,500     $  94,517     $  53,917
     Ratio of Net Investment Loss
          to Average Net Assets .............           1.15%         1.11%         1.29%(c)
     Ratio of Expenses to Average
          Net Assets ........................           1.08%         0.37%         0.80%(c)
     Ratio of Net Investment Loss to
          Average Net Assets ................           1.33%         1.33%         1.54%(c)
     Ratio of Net Investment Loss to
          Average Net Assets* ...............           0.90%         0.15%         0.55%(c)
     Portfolio Turnover Rate(d) .............         139.66%        83.10%        51.79%
     Average Commission Rate Paid(g) ........

                  MID CAPITALIZATION FUND -- INVESTOR A SHARES

                                                                          YEAR ENDED JUNE 30,
                                                -----------------------------------------------------------------------------
                                                                           INVESTOR A SHARES
                                                -----------------------------------------------------------------------------

                                                        1997          1996          1995          1994            1993(B)
                                                     ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE,
     BEGINNING OF PERIOD .........................   $   20.71     $   16.56     $   14.69     $   15.11       $   12.80
                                                     ---------     ---------     ---------     ---------       ---------
Investment Activities
   Net Investment Loss ...........................       (0.16)        (0.16)        (0.12)        (0.10)          (0.01)
    Net Realized and Unrealized Gains
         (Losses) on Investments .................        1.30          4.97          3.46         (0.28)           2.74
                                                     ---------     ---------     ---------     ---------       ---------
         Total from Investment Activities ........        1.14          4.81          3.34         (0.38)           2.73
                                                     ---------     ---------     ---------     ---------       ---------
Distributions
   Net Investment Income .........................          --            --            --            --           (0.02)
   Net Realized Gains ............................       (6.13)        (0.66)        (0.48)        (0.04)          (0.40)
    In Excess of Net Realized Gains ..............          --            --         (0.99)           --              --
                                                     ---------     ---------     ---------     ---------       ---------
          Total Distributions ....................       (6.13)        (0.66)        (1.47)        (0.04)          (0.42)
                                                     ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD ...................   $   15.72     $   20.71     $   16.56     $   14.69       $   15.11
                                                     =========     =========     =========     =========       =========
Total Return (excluding sales and
    redemption charges) ..........................        5.78%        29.57%        24.85         (2.57)%         21.42%

RATIOS/SUPPLEMENTARY DATA: .......................   $  80,634     $  66,260     $  43,803     $  36,108       $  26,460
     Net Assets, End of Period (000)
     Ratio of Expenses to Average ................        1.56%         1.54%         1.51%         1.38%           1.28%
          Net Assets
     Ratio of Net Investment Loss to .............       (1.05)%       (0.94)%       (0.87)%       (0.75)%         (0.12)%
            Average Net Assets
     Ratio of Expenses to Average ................        1.56%         1.54%         1.54%         1.53%         1..35%
             Net Assets
     Ratio of Net Investment Loss ................       (1.05)%       (0.94)%       (0.90)%       (0.90)%         (0.19)%
             to Average Net Assets* ..............       38.47%        49.27%        46.39%        70.87%          66.48%
     Portfolio Turnover Rate(d) ..................   $  0.0794     $  0.0796
     Average Commission Rate Paid(g)



                                                             YEAR ENDED JUNE 30,
                                               --------------------------------------
                                                             INVESTOR A SHARES
                                               --------------------------------------    OCT. 31, 1998
                                                                                              TO
                                                    1992          1991          1990     JUNE 30 1989(A)
                                                 ---------     ---------     ---------     ---------
NET ASSET VALUE,
     BEGINNING OF PERIOD ......................  $   11.69     $   12.37     $   11.48     $   10.00
                                                 ---------     ---------     ---------     ---------
Investment Activities
   Net Investment Loss ........................       0.17          0.45          0.30          0.20
    Net Realized and Unrealized Gains
         (Losses) on Investments ..............       1.59         (0.53)         1.86          1.47
                                                 ---------     ---------     ---------     ---------
         Total from Investment Activities .....       1.76         (0.08)         2.16          1.67
                                                 ---------     ---------     ---------     ---------
Distributions
   Net Investment Income ......................      (0.17)        (0.45)        (0.28)        (0.19)
   Net Realized Gains .........................      (0.48)        (0.15)        (0.99)           --
    In Excess of Net Realized Gains ...........         --            --            --            --
                                                 ---------     ---------     ---------     ---------
          Total Distributions .................      (0.65)        (0.60)        (1.27)        (0.19)
                                                 ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD ................  $   12.80     $   11.69     $   12.37     $   11.48
                                                 =========     =========     =========     =========
Total Return (excluding sales and
    redemption charges) .......................      15.18%        (0.45)%       19.23%        16.83%(e)

RATIOS/SUPPLEMENTARY DATA: ....................  $ 407,782     $ 298,655     $ 247,683     $ 180,124
     Net Assets, End of Period (000)
     Ratio of Expenses to Average .............       1.18%         1.10%         1.07%         1.06%(c)
          Net Assets
     Ratio of Net Investment Loss to ..........       1.24%         3.87%         2.51%         2.80%(c)
            Average Net Assets
     Ratio of Expenses to Average .............       1.26          1.28%         1.29%         1.31%(c)
             Net Assets
     Ratio of Net Investment Loss .............       1.15%         3.69%         2.29%         2.55%(c)
             to Average Net Assets* ...........      93.76%       189.26%       136.95%        87.30%
     Portfolio Turnover Rate(d) ..................
     Average Commission Rate Paid(g)

                 LARGE CAPITALIZATION FUND -- INVESTOR A SHARES


                                                                  YEAR ENDED
                                                                   JUNE 30,         DEC. 28, 1995
                                                               INVESTOR A SHARES          TO
                                                                     1997          JUNE 30, 1996(A)
                                                                ----------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD ...................        $      11.23          $      10.00
                                                                ------------          ------------
Investment Activities
   Net Investment Income (Loss) ........................                0.03
        Net Realized and Unrealized Gains (Losses)
          on Investments ...............................                3.30                  1.23
                                                                ------------          ------------

          Total From Investment Activities .............                3.30                  1.26
                                                                ------------          ------------

Distributions
          Net Investment Income ........................               (0.01)                (0.03)
          Net Realized Gains ...........................               (0.08)                   --
                                                                ------------          ------------

                  Total Distributions ..................               (0.09)                (0.03)
                                                                ------------          ------------

NET ASSET VALUE, END OF PERIOD .........................        $      14.44          $      11.23
                                                                ============          ============

Total Return (excluding sales and redemption charges) ..               29.52%                 8.99% (e)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000) ...................        $     12,260          $      1,657
     Ratio  of Expenses to Average Net Assets ..........                1.37%                 1.40% (c)
     Ratio of Net Investment Gain (Loss) to
     Average Net Assets ................................               (0.14)%                0.31% (c)
     Ratio of Expenses to Average Net Assets* ..........                1.37%                 2.62% (c)
     Ratio of Net Investment Loss to Average Net Assets*               (0.14)%               (0.91)%(c)
     Portfolio Turnover Rate (d) .......................               48.44%                 0.86%
     Average Commission Rate Paid (g) ..................        $     0.0932          $     0.0800

                     INTERNATIONAL FUND -- INVESTOR A SHARES



                                                                                YEAR ENDED JUNE 30,
                                                               ----------------------------------------------------
                                                                                 INVESTOR A SHARES
                                                               ----------------------------------------------------
                                                                    1997             1996               1995(f)
                                                               ------------     ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $      14.01     $      12.23       $      13.18
                                                               ------------     ------------       ------------
Investment Activities
         Net Investment Income (Loss) ......................          (0.07)           (0.02)              0.03
         Net Realized and Unrealized Gains (Losses)
                  On Investments and Foreign
                  Currency Transactions ....................           2.31             1.81              (0.36)
                                                               ------------     ------------       ------------
                  Total From Investment Activities .........           2.24             1.79              (0.33)
                                                               ------------     ------------       ------------
Distributions
         Net Investment Income .............................             --               --                 --
         Net Realized Gains ................................             --               --              (0.62)
         In Excess of Net Investment Income ................             --            (0.01)                --
                                                               ------------     ------------       ------------
                  Total Distributions ......................             --            (0.01)             (0.62)
                                                               ------------     ------------       ------------
NET ASSET VALUE, END OF PERIOD .............................   $      16.25     $      14.01       $      12.23
                                                               =============    ============       ============
Total Return (excluding sales and redemption charges) ......          15.99%           14.65%             (2.19)%

RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000) ...................   $     48,557     $     39,575       $     34,228
         Ratio of Expenses to Average Net Assets ...........           1.80%            1.80%              1.78%
         Ratio of Net Investment Income (Loss) to
            Average Net Assets .............................          (0.54)%          (0.11)%             0.08%
         Ratio of Expenses to Average Net Assets* ..........           1.80%            1.88%              1.91%
         Ratio of  Net Investment Income
           (Loss) to Average Net Assets* ...................          45.18%           (0.19)%           104.39%
         Portfolio Turnover  Rate(d) .......................          (0.54)%          54.47%             (0.06)%
         Average Commission Rate Paid(g) ...................   $     0.0329     $     0.0321


                                                            YEAR ENDED JUNE 30,
                                                               -------------
                                                           INVESTOR A SHARES    DEC. 29, 1992
                                                               -------------          TO
                                                                     1994     JUNE 30, 1993(a)(b)
                                                                ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................    $      11.50     $      10.00
                                                                ------------     ------------
Investment Activities
         Net Investment Income (Loss) ......................           (0.02)            0.03
         Net Realized and Unrealized Gains (Losses)
                  On Investments and Foreign
                  Currency Transactions ....................            1.74             1.48
                                                                ------------     ------------
                  Total From Investment Activities .........            1.72             1.51
                                                                ------------     ------------
Distributions
         Net Investment Income .............................           (0.02)           (0.01)
         Net Realized Gains ................................           (0.02)              --
         In Excess of Net Investment Income ................              --               --
                                                                ------------     ------------
                  Total Distributions ......................           (0.04)           (0.01)
                                                                ------------     ------------
NET ASSET VALUE, END OF PERIOD .............................    $      13.18     $      11.50
                                                                ============     ============
Total Return (excluding sales and redemption charges) ......           14.99%           15.11%(e)

RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000) ...................    $     36,297     $      8,353
         Ratio of Expenses to Average Net Assets ...........            1.63%            1.64%(c)
         Ratio of Net Investment Income (Loss) to
            Average Net Assets .............................           (0.29)%           1.02%(c)
         Ratio of Expenses to Average Net Assets* ..........            1.84%            1.81%
         Ratio of  Net Investment Income
           (Loss) to Average Net Assets* ...................           37.23%           12.47%
         Portfolio Turnover  Rate(d) .......................           (0.49)%           0.85%(c)
         Average Commission Rate Paid(g) ...................

                  BALANCED ALLOCATION FUND -- INVESTOR A SHARES



                                                                                       YEAR ENDED JUNE 30,
                                                               ------------------------------------------------------------
                                                                                        INVESTOR A SHARES
                                                               ------------------------------------------------------------

                                                                 1997          1996            1995(f)       1994
                                                               ---------     ---------       ---------     ---------


NET ASSET VALUE, BEGINNING OF PERIOD .......................   $   13.37     $   12.19       $   10.67     $   11.09

Investment Activities
         Net Investment Income (Loss) ......................        0.32          0.32            0.28          0.26
         Net Realized and Unrealized Gains (Losses)
                  On Investments and Foreign
                  Currency Transactions ....................        1.12          1.74            1.69         (0.43)
                                                               ---------     ---------       ---------     ---------
                  Total From Investment Activities .........        1.44          2.06            1.97         (0.17)
                                                               ---------     ---------       ---------     ---------
Distributions
         Net Investment Income .............................       (0.33)        (0.31)          (0.29)        (0.25)
         Net Realized Gains ................................       (1.48)        (0.57)          (0.01)           --
         In Excess of Net Investment Income ................          --            --           (0.15)           --
                                                               ---------     ---------       ---------     ---------
                  Total Distributions ......................       (1.81)        (0.88)          (0.45)        (0.25)
                                                               ---------     ---------       ---------     ---------
NET ASSET VALUE, END OF PERIOD .............................   $   13.00     $   13.37       $   12.19     $   10.67
                                                               =========     =========       =========     =========
Total Return (excluding sales and redemption charges) ......       11.61%        17.51%          18.96%        (1.63)%
RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000) ...................   $  18,826     $  17,097       $  12,849     $  11,901
         Ratio of Expenses to Average Net Assets ...........        1.36%         1.41%           1.47%         1.18%
         Ratio of Net Investment Income (Loss) to
            Average Net Assets .............................        2.47%         2.37%           2.54%         2.38%
         Ratio of Expenses to Average Net Assets* ..........        1.61%         1.66%           1.78%         1.63%
         Ratio of Net Investment Income (Loss) to
            Average Net Assets* ............................        2.22%         2.12%           2.23          1.93
         Portfolio Turnover  Rate(d) .......................      425.05%       437.90%         250.66%       192.39%
         Average Commission Rate Paid(g) ...................   $  0.0518     $  0.0848



                                                          YEAR ENDED JUNE 30,
                                                               --------
                                                           INVESTOR A SHARES  JAN. 31. 1992
                                                               -------          TO
                                                                 1993(b)   JUNE 30, 1992(a)
                                                               ---------     ---------


NET ASSET VALUE, BEGINNING OF PERIOD .......................   $    9.68     $   10.00
                                                               ---------     ---------
Investment Activities
         Net Investment Income (Loss) ......................        0.28          0.14
         Net Realized and Unrealized Gains (Losses)
                  On Investments and Foreign
                  Currency Transactions ....................        1.42         (0.34)
                                                               ---------     ---------
                  Total From Investment Activities .........        1.70         (0.20)
                                                               ---------     ---------
Distributions
         Net Investment Income .............................       (0.29)        (0.12)
         Net Realized Gains ................................          --            --
         In Excess of Net Investment Income ................          --            --
                                                               ---------     ---------
                  Total Distributions ......................       (0.29)        (0.12)
                                                               ---------     ---------
NET ASSET VALUE, END OF PERIOD .............................   $   11.09     $    9.68
                                                               =========     =========
Total Return (excluding sales and redemption charges) ......       17.74%    (2.06)% (e)
RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000) ...................   $   6,115     $  38,136
         Ratio of Expenses to Average Net Assets ...........        1.18%    1.19% (c)
         Ratio of Net Investment Income (Loss) to
            Average Net Assets .............................        2.66%    3.46% (c)
         Ratio of Expenses to Average Net Assets* ..........        1.53%    1.50% (c)
         Ratio of Net Investment Income (Loss) to
            Average Net Assets* ............................        2.31%    3.13% (c)
         Portfolio Turnover  Rate(d) .......................      177.99%        47.58%
         Average Commission Rate Paid(g) ...................

                     EQUITY INCOME FUND -- INVESTOR A SHARES



                                                                                       YEAR ENDED JUNE 30,
                                                     -----------------------------------------------------------------------
                                                                                        INVESTOR A SHARES
                                                     -----------------------------------------------------------------------

                                                       1997          1996          1995          1994            1993(b)
                                                     ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $   17.31     $   14.49     $   13.50     $   14.69       $   13.14

Investment Activities
   Net Investment Income (Loss) ..................        0.29          0.30          0.36          0.37            0.45
   Net Realized and Unrealized
      Gains (Losses)
      on Investments .............................        3.57          3.27          1.00         (0.56)           1.69
                                                     ---------     ---------     ---------     ---------       ---------
      Total From Investment Activities ...........        3.86          3.57          1.36         (0.19)           2.14
                                                     ---------     ---------     ---------     ---------       ---------
Distributions
   Net Investment Income .........................       (0.28)        (0.30)        (0.36)        (0.37)          (0.45)
   In Excess of Net Investment Income ............          --            --         (0.01)           --              --
   Net Realized Gains ............................       (1.69)        (0.45)           --         (0.24)          (0.14)

   In Excess of Net Realized Gains ...............                        --            --            --           (0.39)
                                                     ---------     ---------     ---------     ---------       ---------
      Total Distributions ........................       (1.97)        (0.75)        (0.37)        (1.00)          (0.59)
                                                     ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD ...................   $   19.20     $   17.31     $   14.49     $   13.50       $   14.69
                                                     =========     =========     =========     =========       =========
Total Return
   (excluding sales and
   Redemption charges) ...........................       23.81%        25.05%        10.32%        (1.63)%         16.71
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000) ...............   $  99,423     $  82,396     $  71,063     $  76,108       $  50,000
   Ratio of Expenses to Average Net Assets .......        1.58%         1.57%         1.54%         1.40%           1.29%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets .........................        1.62%         1.86%         2.65%         2.56%           3.24%
   Ratio of Expenses to Average Net Assets* ......        1.58%         1.57%         1.57%         1.55%           1.36%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets* ........................        1.62%         1.86%         2.61%         2.41%           3.17%
   Portfolio Turnover Rate(d) ....................       20.14%        40.75%        77.70%        69.35%          67.26%
   Average Commission Rate Paid(g) ...............   $  0.0800     $  0.0800



                                                               YEAR ENDED JUNE 30,
                                                     -------------------------------------
                                                               INVESTOR A SHARES                  OCT. 31,
                                                     -------------------------------------        1988  TO
                                                                                                  JUNE 30,
                                                       1992          1991          1990            1989(a)
                                                     ---------     ---------     ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $   12.48     $   12.19     $   11.35       $   10.00
                                                                                                 ---------
Investment Activities
   Net Investment Income (Loss) ..................        0.54          0.57          0.56            0.35
   Net Realized and Unrealized
      Gains (Losses)
      on Investments .............................        0.99          0.38          1.04            1.32
                                                     ---------     ---------     ---------       ---------
      Total From Investment Activities ...........        1.53          0.95          1.60            1.67
                                                     ---------     ---------     ---------       ---------
Distributions
   Net Investment Income .........................       (0.54)        (0.59)        (0.54)          (0.32)
   In Excess of Net Investment Income ............          --            --            --              --
   Net Realized Gains ............................       (0.33)        (0.07)        (0.22)             --
                                                     ---------     ---------     ---------       ---------
   In Excess of Net Realized Gains ...............          --            --            --              --
                                                     ---------     ---------     ---------       ---------
      Total Distributions ........................       (0.87)        (0.66)        (0.76)          (0.32)
                                                     ---------     ---------     ---------       ---------

NET ASSET VALUE, END OF PERIOD ...................   $   13.14     $   12.48     $   12.19       $   11.35
                                                     =========     =========     =========       =========
Total Return
   (excluding sales and
   Redemption charges) ...........................       12.56%         8.22%        14.37%          16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000) ...............   $ 270,549     $ 150,980     $  96,344       $  66,367
   Ratio of Expenses to Average Net Assets .......        1.19%         1.13%         1.11%           1.16%(c)
   Ratio of Net Investment Income (Loss) to
      Average Net Assets .........................        4.12%         4.75          4.69            4.92%(c)
   Ratio of Expenses to Average Net Assets* ......        1.27%         1.31%         1.33%           1.41%(c)
   Ratio of Net Investment Income (Loss) to
      Average Net Assets* ........................        4.03%         4.57%         4.47%           4.67%
   Portfolio Turnover Rate(d) ....................       68.42%       115.68%        53.08%          29.55
   Average Commission Rate Paid(g) ...............


                         BOND FUND -- INVESTOR A SHARES




                                                                                                    YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------------
                                                                                                    INVESTOR A SHARES
                                                ------------------------------------------------------------------------------------

                                                  1997          1996          1995            1994          1993(b)       1992
                                                ---------     ---------     ---------     ---------       ---------     ---------
NET ASSET VALUE,
  BEGINNING OF  PERIOD ......................   $    9.51     $    9.67     $    9.30     $   10.54       $   10.54     $   10.07
                                                ---------     ---------     ---------     ---------       ---------     ---------
Investment Activities .......................        0.56          0.57          0.58          0.59            0.71          0.75
    Net Investment
     Income(Loss)
    Net Realized and Unrealized
     Gains (Losses) on  Investments .........        0.17         (0.16)         0.38         (0.72)           0.47          0.56
                                                ---------     ---------     ---------     ---------       ---------     ---------
    Total From Investment Activities ........        0.73          0.41          0.96         (0.13)           1.18          1.31
                                                ---------     ---------     ---------     ---------       ---------     ---------
Distributions
    Net Investment
     Income .................................       (0.56)        (0.57)        (0.58)        (0.57)          (0.73)        (0.76)
    In Excess of Net
     Investment Income ......................          --            --         (0.01)           --              --            --
    Net Realized
     Gains ..................................          --            --            --            --           (0.45)       (0/08)
    In Excess of Net Realized
      Gains .................................          --            --            --         (0.54)             --            --
                                                ---------     ---------     ---------     ---------       ---------     ---------
     Total Distributions ....................       (0.56)        (0.57)        (0.59)        (1.11)          (1.18)        (0.84)

NET ASSET VALUE, END
  OF PERIOD .................................   $    9.68     $    9.51     $    9.67     $    9.30       $   10.54     $   10.54
                                                =========     =========     =========     =========       =========     =========
Total Return (excluding sales and
     redemption charges) ....................        7.92%         4.27%        10.85%        (1.62)%         11.93%        13.47%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of
    Period (000) ............................   $  19,760     $  20,175     $  17,572     $  18,391       $  18,562     $ 477,526
    Ratio of Expenses to Average Net
       Assets ...............................        1.19%         1.19%         1.24%         0.98%           0.89%         0.87%
    Ratio of Net Investment Income
       (Loss) ...............................        5.88%         5.71%         6.32%         5.86%           6.47%         7.19%
    Ratio of Expenses to Average
       Net Assets* ..........................        1.28%         1.28%         1.39%         1.27%           1.07%         1.01%
    Ratio of Net Investment Income (Loss)
    To Average Net Assets* ..................        5.79%         5.62%         6.17%         5.57%           6.29%         7.05%
    Portfolio Turnover Rate (d) .............      827.00%      1189.27       1010.64        893.27%         443.98%       289.38%


                                                 YEAR ENDED JUNE 30,
                                                -------------------------
                                                   INVESTOR A SHARES
                                                -------------------------   OCT. 31, 1998
                                                                                  TO
                                                    1991          1990      JUNE 30, 1989(a)
                                                  ---------     ---------     ---------
NET ASSET VALUE,
  BEGINNING OF  PERIOD ......................     $   10.00     $   10.11     $   10.00
                                                  ---------     ---------     ---------
Investment Activities .......................          0.77          0.78          0.53
    Net Investment
     Income(Loss)
    Net Realized and Unrealized
     Gains (Losses) on  Investments .........          0.08         (0.11)         0.09
                                                  ---------     ---------     ---------
    Total From Investment Activities ........          0.85          0.67          0.62
                                                  ---------     ---------     ---------
Distributions
    Net Investment
     Income .................................         (0.78)        (0.78)        (0.51)
    In Excess of Net
     Investment Income ......................            --            --            --
    Net Realized
     Gains ..................................            --            --            --
    In Excess of Net Realized
      Gains .................................            --            --            --
                                                  ---------     ---------     ---------
     Total Distributions ....................         (0.78)        (0.78)        (0.51)
                                                                ---------     ---------
NET ASSET VALUE, END
  OF PERIOD .................................     $   10.07     $   10.00     $   10.11
                                                  =========     =========     =========
Total Return (excluding sales and
     redemption charges) ....................          8.80%         6.94%    6.42% (e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of
    Period (000) ............................     $ 432,225     $ 316,477     $ 123,928
    Ratio of Expenses to Average Net
       Assets ...............................          0.84%         0.81%    0.82% (c)
    Ratio of Net Investment Income
       (Loss) ...............................          7.72%         8.04%    8.06 % (c)
    Ratio of Expenses to Average
       Net Assets* ..........................          1.02%         1.02%    1.06% (c)
    Ratio of Net Investment Income (Loss)
    To Average Net Assets* ..................          7.54%         7.83%    7.82% (c)
    Portfolio Turnover Rate (d) .............        337.74%       314.71%       121.08%

                 LIMITED MATURITY BOND FUND -- INVESTOR A SHARES


                                                                                                    YEAR ENDED JUNE 30,
                                           -----------------------------------------------------------------------------------------
                                                                                                    INVESTOR A SHARES
                                           -----------------------------------------------------------------------------------------
                                              1997           1996           1995             1994           1993(b)        1992
                                           ----------     ----------     ----------     ----------       ----------     ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..................   $     9.48     $     9.71     $     9.57     $    10.18       $    10.25     $     9.93
                                           ----------     ----------     ----------     ----------       ----------     ----------
Investment Activities
  Net Investment Income(Loss) ..........         0.55           0.62           0.56           0.62             0.65           0.71
  Net Realized and Unrealized
     Gains(Losses) on Investments ......         0.01          (0.21)          0.13          (0.58)            0.13           0.35
                                           ----------     ----------     ----------     ----------       ----------     ----------
  Total From Investment
     Activities ........................         0.56           0.41           0.69           0.04             0.78           1.06

Distributions
  Net Investment
   Income ..............................        (0.55)         (0.62)         (0.55)         (0.61)           (0.69)         (0.71)
  Net Realized Gains ...................           --             --             --             --            (0.16)         (0.03)
  In Excess of Net
   Realized Gains ......................           --          (0.01)            --          (0.04)              --             --
  Tax Return of Capital ................
                                           ----------     ----------     ----------     ----------       ----------     ----------

  Total Distributions ..................        (0.55)         (0.64)         (0.55)         (0.65)           (0.85)         (0.74)
                                           ----------     ----------     ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF
  PERIOD ...............................   $     9.49     $     9.48     $     9.71     $     9.57       $    10.18     $    10.25
                                           ==========     ==========     ==========     ==========       ==========     ==========
Total Return (excluding sales and
   Redemption  charges) ................         6.11%          4.37%          7.53%          0.32%            7.96%         11.00%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000) ......   $   27,381     $   14,390     $   18,930     $   24,907       $   18,060        $117,24

  Ratio of Expenses to
    Average Net Assets .................         1.11%          1.09%          1.05%          0.86%            0.75%          0.83%
  Ratio of Net  Investment Income (Loss)
    to Average Net Assets ..............         5.76%          6.09%          5.89%          6.22%            6.41%          7.13%
  Ratio of Expenses to Average
    Net Assets* ........................         1.35%          1.33%          1.36%          1.30%            1.08%          1.05%
  Ratio of Net Investment
    Income (Loss) to Average Net
    Assets* ............................         5.52%          5.85%          5.58%          5.78%            6.08%          6.91%
  Portfolio Turnover
    Rate (d) ...........................       607.84%        618.60%        397.97%        353.28%          123.10%         87.75%



                                             YEAR ENDED JUNE 30,
                                           -------------------------
                                              INVESTOR A SHARES         OCT. 31, 1998
                                           -------------------------         TO
                                               1991           1990     JUNE 30, 1989(a)
                                            ----------     ----------     ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..................    $     9.88     $    10.08     $    10.00
                                            ----------     ----------     ----------
Investment Activities
  Net Investment Income(Loss) ..........          0.72           0.83           0.53
  Net Realized and Unrealized
     Gains(Losses) on Investments ......          0.10          (0.15)          0.02
                                            ----------     ----------     ----------
  Total From Investment
     Activities ........................          0.82           0.68           0.55
                                                                          ----------
Distributions
  Net Investment
   Income ..............................         (0.73)         (0.83)         (0.47)
  Net Realized Gains ...................         (0.04)         (0.05)            --
  In Excess of Net
   Realized Gains ......................            --             --             --
  Tax Return of Capital ................                           --          (0.01)
                                            ----------     ----------     ----------

  Total Distributions ..................         (0.77)         (0.88)         (0.47)
                                            ----------     ----------     ----------
NET ASSET VALUE, END OF
  PERIOD ...............................    $     9.93     $     9.88     $    10.08
                                            ==========     ==========     ==========
Total Return (excluding sales and
   Redemption  charges) ................          8.66%          7.10%          5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000) ......    $   70,870     $   43,696     $   71,627
                                                                                   1
  Ratio of Expenses to
    Average Net Assets .................          0.91%          0.92%     0.88% (c)
  Ratio of Net  Investment Income (Loss)
    to Average Net Assets ..............          7.47%          8.01%     8.19% (c)
  Ratio of Expenses to Average
    Net Assets* ........................          1.10%          1.14%          1.12(c)
  Ratio of Net Investment
    Income (Loss) to Average Net
    Assets* ............................          7.28%          7.79%          7.95%
  Portfolio Turnover
    Rate (d) ...........................        161.32%        319.11%        117.37%

          INTERMEDIATE GOVERNMENT OBLIGATIONS FUND -- INVESTOR A SHARES

                                                                                   YEAR ENDED JUNE 30,
                                               -----------------------------------------------------------------------------
                                                                                     INVESTOR A SHARES
                                               -----------------------------------------------------------------------------
                                                 1997         1996         1995           1994         1993(b)      1992
                                               --------     --------     --------     --------       --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD ......................   $   9.70     $   9.93     $   9.62     $  10.53       $  10.42     $  10.05
                                               --------     --------     --------     --------       --------     --------
Investment Activities
  Net Investment Income (Loss)
    Income(Loss) ...........................       0.52         0.60         0.50         0.59           0.68         0.71
Net Realized and Unrealized Gains(Losses) on
     Investments ...........................       0.04        (0.25)        0.31        (0.66)          0.21         0.46
                                               --------     --------     --------     --------       --------     --------

  Total From Investment Activities .........       0.56         0.35         0.81        (0.07)          0.89         1.17
                                               --------     --------     --------     --------       --------     --------
Distributions
  Net Investment
    Income .................................      (0.53)       (0.58)       (0.50)       (0.59)         (0.73)       (0.71)
  Net Realized Gains .......................         --           --           --           --          (0.05)       (0.09)
  In Excess of Net Realized Gains ..........         --           --           --        (0.25)            --           --
     Total Distributions ...................      (0.53)       (0.58)       (0.50)       (0.84)         (0.78)       (0.80)
                                               --------     --------     --------     --------       --------     --------
NET ASSET VALUE, END OF
  PERIOD ...................................   $   9.73     $   9.70     $   9.93     $   9.62       $  10.53     $  10.42
                                               ========     ========     ========     ========       ========     ========
Total Return (excluding sales and
   Redemption charges) .....................       5.91%        3.69%        8.69%       (0.90)%         8.92%       12.03%
RATIOS/ SUPPLEMENTARY DATA:
  Net Assets, End of
    Period (000) ...........................   $ 18,552     $ 22,954     $ 27,521     $ 36,106       $ 37,055     $234,906
  Ratio of Expenses to Average Net
    Assets .................................       1.23%        1.21%        1.25%        1.00%          0.90%        0.87%
  Ratio of Net Investment Income (Loss)
    To Average Net  Assets .................       5.41%        5.51%        5.22%        5.80%          6.51%        7.07%
  Ratio of Expenses to Average Net
    Assets* ................................       1.32%        1.30%        1.41%        1.29%          1.08%        1.01%
  Ratio of Net Investment
    Income (Loss) to Average Net
       Assets* .............................       5.32%        5.42%        5.07%        5.51%          6.33%        6.93%
  Portfolio Turnover Rate (d) ..............    1516.78%      916.39%      549.93%      546.06%        225.90%      114.76%


                                                    YEAR ENDED JUNE 30,
                                               ------------------------    OCT 31, 1990
                                                     INVESTOR A SHARES         TO
                                               ------------------------     JUNE 30,
                                                    1991         1990       1989(a)
                                                  --------     --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD ......................      $   9.91     $  10.05     $  10.00
                                                  --------     --------     --------
Investment Activities
  Net Investment Income (Loss)
    Income(Loss) ...........................          0.74         0.79         0.50
Net Realized and Unrealized Gains(Losses) on
     Investments ...........................          0.15        (0.11)       (0.02)
                                                  --------     --------     --------

  Total From Investment Activities .........          0.89         0.68         0.48
                                                  --------     --------     --------
Distributions
  Net Investment
    Income .................................         (0.75)       (0.79)       (0.43)
  Net Realized Gains .......................            --        (0.03)          --
  In Excess of Net Realized Gains ..........            --           --           --
     Total Distributions ...................         (0.75)       (0.82)       (0.43)
                                                  --------     --------     --------
NET ASSET VALUE, END OF
  PERIOD ...................................      $  10.05     $   9.91     $  10.05
                                                  ========     ========     ========
Total Return (excluding sales and
   Redemption charges) .....................          9.32%        7.07%        4.92%(e)
RATIOS/ SUPPLEMENTARY DATA:
  Net Assets, End of
    Period (000) ...........................      $142,864     $100,205     $ 83,212
  Ratio of Expenses to Average Net
    Assets .................................          0.86%        0.85%    0.87% (c)
  Ratio of Net Investment Income (Loss)
    To Average Net  Assets .................          7.48%        8.04%    7.79% (c)
  Ratio of Expenses to Average Net
    Assets* ................................          1.04%        1.06%        1.11%(c)
  Ratio of Net Investment
    Income (Loss) to Average Net
       Assets* .............................          7.30%        7.83%        7.55%(c)
  Portfolio Turnover Rate (d) ..............        164.59%      294.62%      111.96%

                  GOVERNMENT INCOME FUND -- INVESTOR A SHARES


                                                                              YEAR ENDED JUNE 30,
                                                           --------------------------------------------------------
                                                                              INVESTOR A SHARES
                                                                              -----------------
                                                                                                                 NOV. 12, 1992
                                                                                                                       TO
                                                           1997            1996            1995          1994    JUNE 30, 1993(a)(b)
                                                           ----            ----            ----          ----    ---------------



NET ASSET VALUE, BEGINNING OF  PERIOD ...............    $     9.25     $     9.42      $     9.41    $    10.04      $    10.00
                                                         ----------     ----------      ----------    ----------      ----------

Investment Activities
    Net Investment Income(Loss) .....................          0.70           0.73            0.75          0.74            0.48
     Net Realized and Unrealized Gains(Losses) on
       Investments ..................................         (0.10)         (0.17)           --           (0.64)           0.04
                                                         ----------     ----------      ----------    ----------      ----------
    Total From Investment Activities ................          0.60           0.56            0.75          0.10            0.52
                                                                                                      ----------      ----------

Distributions
    Net Investment Income ...........................         (0.59)         (0.65)          (0.66)        (0.72)          (0.48)
    Tax Return of Capital ...........................         (0.11)         (0.08)          (0.08)        (0.01)           --
                                                         ----------     ----------      ----------    ----------      ----------

     Total Distributions ............................         (0.70)         (0.73)          (0.74)        (0.73)          (0.48)
                                                         ----------     ----------      ----------    ----------      ----------

NET ASSET VALUE, END OF  PERIOD .....................    $     9.15     $     9.25      $     9.42    $     9.41      $    10.04
                                                         ==========     ==========      ==========    ==========      ==========
Total Return (excluding  sales  and redemption
    Charges) ........................................          6.86%          5.97%           8.46%         0.94%           5.35%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of  Period (000) ................    $   58,589     $   52,250      $   50,931    $   54,027      $   32.633
    Ratio of Expenses to Average Net Assets .........          1.02%          1.01%           1.04%         0.82%           0.75%(c)
    Ratio of Net Investment Income (Loss)  to Average
      Net  Assets ...................................          7.64%          7.70%           8.03%         7.42%           7.41%(c)
    Ratio of Expenses to Average Net
      Assets* .......................................          1.36%          1.35%           1.44%         1.36%           1.23%(c)
    Ratio of Net Investment Income (Loss) to Average
     Net Assets* ....................................          7.30%          7.36%           7.63%         6.87%           6.93%
    Portfolio Turnover Rate (d) .....................        499.53%        348.01%         114.71%       102.24%         135.06%

                     Michigan Bond Fund -- Investor A Shares



                                                                                                                  JULY 2, 1990
                                                               YEAR ENDED JUNE 30,                                     TO
                                                               INVESTOR A SHARES                                JUNE 30, 1991(a)
                                       ------------------------------------------------------------------       ----------------
                                        1997         1996        1995        1994      1993(b)        1992
     Net Asset Value,
         Beginning of
         Period.................       $10.76       $10.75      $10.53      $10.97      $10.58       $10.14          $10.00
                                       ------       ------      ------      ------      ------       ------          ------

     Investment Activities
         Net Investment
         Income(Loss)...........        0.49         0.47        0.48        0.47        0.50         0.52            0.55
         Net Realized and Unrealized
     Gains(Losses) on Investments       0.14         0.04        0.23       (0.36)       0.47         0.44            0.11
                                       ------       ------      ------      ------      ------       ------          ------

         Total From Investment
          Activities.............       0.63         0.51        0.71        0.11        0.97         0.96            0.66
                                       ------       ------      ------      ------      ------       ------          ------

     Distributions
         Net Investment Income...      (0.46)       (0.47)      (0.48)      (0.45)      (0.54)       (0.52)          (0.52)
         In Excess of Net
          Investment Income......          --          --         (0.01)       --          --           --              --
                                       ------       ------      ------      ------      ------       ------          ------

         Net Realized ......Gains      (0.04)       (0.03)        --        (0.01)      (0.04)         --              --
         In Excess of Net Realized
          Gains.................          --           --         --        (0.09)         --           --             --


         Total Distributions.....      (0.50)       (0.50)      (0.49)      (0.55)      (0.58)       (0.52)          (0.52)
                                       ------       ------      ------      ------      ------       ------          ------

     Net Asset Value, End of
      Period.........                 $10.89       $10.76      $10.75      $10.53      $10.97       $10.58          $10.14


     Total Return (excluding sales and
         Redemption charges).....       5.89%       4.87%       6.99%       0.92%       9.40%        9.73%          6.77%(e)
     Ratios/ Supplementary Data:
         Net Assets, End .....Of
           Period (000)..........      $38,302     $36,681     $37,874     $42,204     $32,778      $146,782         $90,182
         Ratio of Expenses to
          Average Net  Assets...          1.01%       1.02%       1.00%       0.85%       0.78%        0.84%          0.57% (c)
         Ratio of Net Investment
          Income (Loss) to Average
          Net Assets.........           4.48%       4.32%       4.57%       4.25%       4.67%        5.15%          5.76% (c)

         Ratio of Expenses to Average
           Net Assets............       1.30%       1.31%       1.32%       1.29%       1.12%        1.05%          1.15%(c)
         Ratio of Net Investment
           Income (Loss) to Average
           Net Assets                   4.19%       4.03%       4.25%       3.81%       4.33%        4.93%          5.18%(c)
         Portfolio Turnover Rate (d)   28.48%       27.66%      26.06%      6.69%       35.81%       19.97%          45.30%

                    Municipal Bond Fund -- Investor A Shares


                                                              YEAR ENDED JUNE 30,
                               -------------------------------------------------------------------------------
                                                               INVESTOR A SHARES                                    Oct. 31, 1988
                               -------------------------------------------------------------------------------            to
                               1997       1996       1995      1994     1993(b)     1992       1991       1990     JUNE 30, 1989(a)
                               ----       ----       ----      ----     -------     ----       ----       ----     ----------------
Net Asset Value, Beginning
  of Period...........       $10.43     $10.39     $10.29    $10.92    $10.58     $10.20     $10.03     $10.18         $10.00
                              ------     ------     -------   -------   ------    --------    -------   --------        -------
Investment Activities
    Net Investment
    Income(Loss).......        0.44       0.41       0.41      0.40      0.49       0.52       0.55       0.57           0.40
    Net Realized and
Unrealized
     Gains(Losses) on          0.12       0.03       0.27     (0.31)     0.48       0.39       0.18      (0.12)          0.14
                              ------     ------     -------   -------   ------    --------    -------   --------        -------
     Investments.......
    Total From Investment
     Activities........        0.56       0.44       0.68      0.09      0.97       0.91       0.73       0.45           0.54
                              ------     ------     -------   -------   ------    --------    -------   --------        -------

Distributions
    Net Investment Income     (0.41)     (0.40)     (0.41)    (0.39)    (0.53)     (0.52)      0.56)     (0.58)         (0.36)
    Net Realized .Gains       (0.05)       --         --      (0.21)    (0.10)     (0.01)       --       (0.02)           --
    In Excess of Net
     Realized Gains....         --         --       (0.17)    (0.12)      --         --         --         --             --

    Total Distributions       (0.46)     (0.40)     (0.58)    (0.72)    (0.63)     (0.53)     (0.56)     (0.60)         (0.36)
                              ------     ------     -------   -------   ------    --------    -------   --------        -------

Net Asset Value, End of
    Period.............       $10.53     $10.43     $10.39    $10.29    $10.92     $10.58     $10.20     $10.03         $10.18
                              ======     ======     ======    ======    ======     ======     ======     ======         ======
Total Return (excluding sales
    and redemption charges)     5.47%      4.29%      7.02%     0.71%     9.46%      9.11%      7.51%      4.57%        5.52%(e)
Ratios/ Supplementary Data:
    Net Assets, End of
      Period (000).....       $9,601     $7,835     $11,378   $13,123   $9,333    $130,788    $98,186   $100,445        $68,256
    Ratio of Expenses to
      Average Net Assets...     1.06%      1.05%      1.02%     0.87%     0.76%      0.81%      0.87%      0.85%        0.85% (c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets...     4.19%      3.85%      4.00%     3.72%     4.56%      5.09%      5.49%      5.78%        6.11% (c)
    Ratio of Expenses to
     Average Net Assets*...     1.35%      1.34%      1.33%     1.32%     1.09%      1.03%      1.06%      1.06%        1.09%(c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets*        3.90%      3.56%      3.68%     3.27%     4.23%      4.88%      5.29%      5.57%        5.87%(c)
    Portfolio Turnover Rate (d) 48.83%     47.46%     35.15%    44.39%    67.26%     66.31%     76.55%     113.12%        82.22%

                   Prime Obligations Fund -- Investor A Shares


                                                                  YEAR ENDED JUNE 30,
                                 --------------------------------------------------------------------------------------------------
                                                                   INVESTOR A SHARES
                                 --------------------------------------------------------------------------------------------------

                                 1997            1996                1995             1994             1993(b)             1992
                                 ----            ----                ----             ----             -------             ----
Net Asset Value,
Beginning of
 Period ................    $      1.000      $      1.000      $      1.000      $      1.000      $      1.000      $      1.000
                            ------------      ------------      ------------      ------------      ------------      ------------


Investment Activities
Net Investment Income ..           0.048             0.050             0.047             0.027             0.028             0.046
                            ------------      ------------      ------------      ------------      ------------      ------------

Distributions
  Net Investment
  Income ...............          (0.048)           (0.050)           (0.047)           (0.027)           (0.028)           (0.046)
                            ------------      ------------      ------------      ------------      ------------      ------------

Net Asset Value, End
  of Period ..............  $      1.000      $      1.000      $      1.000      $      1.000      $      1.000      $      1.000
                            ------------      ------------      ------------      ------------      ------------      ------------

Total Return ...........            4.91%             5.07%             4.81%             2.75%             2.89%             4.75%
Ratios/Supplementary
Data:
    Net Assets, End
     of Period (000) ...    $    195,046      $    147,478      $    108,565      $    105,611      $    129,433      $    690,908
                            ============      ============      ============      ============      ============      ============

    Ratio of Expenses
     to Average Net
     Assets ............            0.73%             0.74%             0.75%             0.74%             0.66%             0.64%

    Ratio of Net
     Investment Income
      (Loss) to Average
      Net Assets .......            4.80%             4.93%             4.71%             2.71%             2.86%             4.61%

    Ratio of Expenses
      to  Average ......            0.90%             0.91%             0.92%             0.91%             0.71%             0.66%
       Net Assets*
    Ratio of Net
      Investment Income
       (Loss) to Average
       Net Assets* .....            4.63%             4.76%             4.54%             2.54%             2.81%             4.59%





                                            YEAR ENDED JUNE 30,
                            -------------------------------------------
                                             INVESTOR A SHARES
                            --------------------------------------------         AUG. 24, 1987
                                                                                       TO
                                      1991       1990             1989         JUNE 30, 1988(a)
                                      ----       ----             ----         ----------------
Net Asset Value,
Beginning of
 Period ................        $     1.000  $      1.000     $      1.000      $      1.000
                                ------------ -----------      ------------      ------------


Investment Activities
Net Investment Income ..              0.069       0.080             0.083             0.056
                                ------------ -----------      ------------      ------------

Distributions
  Net Investment
  Income ...............             (0.069      (0.080)           (0.083)           (0.056)
                                ------------ -----------      ------------      ------------

Net Asset Value, End
of Period ..............        $     1.000 $     1.000      $      1.000      $      1.000
                                ------------ -----------      ------------      ------------

Total Return ...........              7.15         8.32%             8.58%             5.76%(e)
Ratios/Supplementary
Data:
    Net Assets, End
     of Period (000) ...        $    70    $    547,351      $    526,450      $    241,545
                                =======    ============      ============      ============

    Ratio of Expenses
     to Average Net
     Assets ............              0.64         0.65%             0.62%             0.60%(c)

    Ratio of Net
     Investment Income
      (Loss) to Average
      Net Assets .......              6.86         8.03%             8.26%        6.48% (c)

    Ratio of Expenses
      to  Average ......              0.66         0.67%             0.66%        0.70% (c)
       Net Assets*
    Ratio of Net
      Investment Income
       (Loss) to Average
       Net Assets* .....              6.84         8.01%             8.22%        6.38% (c)

                        Tax-Free Fund - Investor A Shares




                                                                                         YEAR ENDED JUNE 30,
                               ----------------------------------------------------------------------------------------------------
                                                                                         INVESTOR A SHARES
                               ----------------------------------------------------------------------------------------------------
                                    1997             1996             1995            1994              1993(b)           1992

                                    ----             ----             ----            ----              -------           ----
Net Asset Value,
Beginning of Period .......    $      1.000     $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                               ------------     ------------     ------------     ------------     ------------     ------------

Investment
Activities Net
  Investment Income .......           0.028            0.029            0.029            0.018            0.019            0.033
                               ------------     ------------     ------------     ------------     ------------     ------------

Distributions
    Net Investment
    Income ................          (0.028)          (0.029)          (0.029)          (0.018)          (0.019)          (0.033)
                               ------------     ------------     ------------     ------------     ------------     ------------

Net Asset Value, End
of Period .................    $      1.000     $      1.000     $      1.000     $      1.000     $      1.000     $      1.000
                               ============     ============     ============     ============     ============     ============

Total Return ..............            2.83%            2.91%            2.90%            1.81%            2.07%            3.34%
Ratios/Supplementary
    Data:
    Net Assets, End of
     Period (000) .........    $     47,466     $     41,713     $     45,102     $     48,256     $     54,886     $    141,913
    Ratio of Expenses to
     Average Net
     Assets ...............            0.78%            0.76%            0.74%            0.68%            0.58%            0.59%
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets ...........            2.82%            2.89%            2.88%            1.81%            2.05%            3.29%

    Ratio of Expenses to
      Average Net Assets* .            0.95%            0.93%            0.95%            0.93%            0.72%            0.69%

    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets* .            2.65%            2.72%            2.67%            1.56%            1.91%            3.19%








                                                  YEAR ENDED JUNE 30,
                              ------------------------------------------------          JULY 30, 1987
                                                   INVESTOR A SHARES                          TO
                              ------------------------------------------------
                                      1991             1990            1989            JUNE 30, 1988(a)
                                      ----             ----            ----            ----------------

Net Asset Value,
Beginning of Period .......    $      1.000      $      1.000      $      1.000      $      1.000
                               ------------      ------------      ------------      ------------

Investment
Activities Net
  Investment Income .......           0.046             0.054             0.055             0.040
                               ------------      ------------      ------------      ------------

Distributions
    Net Investment
    Income ................          (0.046)           (0.054)           (0.055)           (0.040)
                               ------------      ------------      ------------      ------------

Net Asset Value, End
of Period .................    $      1.000      $      1.000      $      1.000      $      1.000
                               ============      ============      ============      ============

Total Return ..............            4.73%             5.75%             5.62%             4.08%(e)
Ratios/Supplementary
    Data:
    Net Assets, End of
     Period (000) .........    $    139,615      $    142,004      $    120,031      $    107,199
    Ratio of Expenses to
     Average Net
     Assets ...............            0.60%             0.61%             0.63%             0.64%(c)
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets ...........            4.63%             5.43%             5.46%        4.34% (c)

    Ratio of Expenses to
      Average Net Assets* .            0.70%             0.70%             0.73%        0.75% (c)

    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets* .            4.53%             5.34%             5.36%             4.23%(c)

                        Treasury Fund - Investor A Shares





                                                              YEAR ENDED JUNE 30,
                                                              -------------------
                                                               INVESTOR A SHARES
                                                               -----------------
                                                                                           DEC. 1, 1993
                                                                                                TO
                                                          1997       1996       1995     JUNE 30, 1994(a)
                                                          ----       ----       ----     ----------------


     Net Asset Value, Beginning of Period........        $1.000     $1.000     $1.000         $1.000
                                                         ------     ------     ------         ------

     Investment Activities
         Net Investment Income...................         0.047      0.049      0.047          0.016
                                                         ------     ------     ------         ------

     Distributions
         Net Investment Income...................        (0.047)    (0.049)    0.047)         (0.016)
                                                         ------     ------     ------         ------

     Net Asset Value, End of Period..............        $1.000     $1.000     $1.000         $1.000
                                                         ======     ======     ======         ======

     Total Return................................         4.82%      5.04%      4.81%        1.66% (e)

     Ratios/Supplementary Data:
         Net Assets, End of Period (000).........       $176,006   $158,723   $105,391        $56,535
         Ratio of Expenses to Average Net Assets.         0.67%      0.70%      0.75%        0.64% (c)
         Ratio of Net Investment Income (Loss) to
     Average Net ...........................Asset         4.72%      4.87%      4.82%        2.84% (c)
         Ratio of Expenses to Average Net Assets*         0.92%      0.95%      1.04%        0.99% (c)
         Ratio of Net Investment Income (Loss) to
     Average Net .........................Assets*         4.47%      4.62%      4.52%        2.49% (c)

               U.S. Government Obligations Fund -Investor Shares


                                                                  YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------------------------------------------
                                                                 INVESTOR A SHARES
                              -----------------------------------------------------------------------------------------------------

                                    1997            1996              1995              1994            1993(b)            1992

                                    ----            ----              ----              ----           -------             ----
     Net Asset Value,
     Beginning of Period ..    $      1.000    $      1.000      $      1.000      $      1.000      $      1.000     $      1.000
                               ------------    ------------      ------------      ------------      ------------     ------------

     Investment
         Activities Net
          Investment
          Income ..........           0.047           0.049             0.047             0.027             0.028            0.044
                               ------------    ------------      ------------      ------------      ------------     ------------

     Distributions
         Net Investment
          Income ..........          (0.047)         (0.049)           (0.047)           (0.027)           (0.028)          (0.044)
                               ------------    ------------      ------------      ------------      ------------     ------------


     Net Asset Value, End
     of Period ............    $      1.000    $      1.000      $      1.000      $      1.000      $      1.000     $      1.000
                               ============    ============      ============      ============      ============     ============


     Total Return .........            4.79%           4.99%             4.76%             2.69%             2.84%            4.78%
     Ratios/Supplementary
     Data:
         Net Assets, End of
           Period (000) ...    $    212,082    $    186,944      $    169,179      $    172,482      $    208,311     $    400,242
         Ratio of Expenses to
          Average Net Assets           0.74%           0.74%             0.77%             0.77%             0.66%            0.64%
         Ratio of Net Investment
          Income (Loss) to
          Average Net
          Assets ..........            4.69%           4.88%             4.62%             2.64%             2.79%            4.43%
         Ratio of Expenses to
          Average Net Assets*          0.91%           0.91%             0.94%             0.94%             0.72%            0.66%
         Ratio of Net Investment
          Income (Loss) to
          Average Net Assets*          4.52%           4.71%             4.45%             2.47%             2.73%            4.41%






                                                            YEAR ENDED JUNE 30,
                                       ------------------------------------------------------------------------
                                                            INVESTOR A SHARES
                                       -----------------------------------------------------    AUG. 24, 1987
                                                                                                    TO
                                                1991            1990             1989         JUNE 30, 1988(a)
                                                ----            ----             ----         -------------

     Net Asset Value,
     Beginning of Period ..              $      1.000      $      1.000      $      1.000      $      1.000
                                         ------------      ------------      ------------      ------------

     Investment
         Activities Net
          Investment
          Income ..........                     0.066             0.078             0.080             0.055
                                         ------------      ------------      ------------      ------------

     Distributions
         Net Investment
          Income ..........                    (0.066)           (0.078)           (0.080)           (0.055)
                                         ------------      ------------      ------------      ------------


     Net Asset Value, End
     of Period ............              $      1.000      $      1.000      $      1.000      $      1.000
                                         ============      ============      ============      ============


     Total Return .........                      6.82%             8.10%             8.31%             5.66%(e)
     Ratios/Supplementary
     Data:
         Net Assets, End of
           Period (000) ...              $    341,903      $    248,671      $    201,012      $    136,823
         Ratio of Expenses to
          Average Net Assets                     0.65%             0.65%             0.63%             0.62%(c)
         Ratio of Net Investment
          Income (Loss) to
          Average Net
          Assets ..........                      6.54%             7.79%             8.00%        6.25% (c)
         Ratio of Expenses to
          Average Net Assets*                    0.67%             0.67%             0.68%        0.73% (c)
         Ratio of Net Investment
          Income (Loss) to
          Average Net Assets*                    6.52%             7.77%             7.95%             6.14%(c)


-------------------

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based u on the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Not annualized.

(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.

(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL


The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by the Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers, acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

Growth Funds

The Small Capitalization Fund, The Mid Capitalization Fund and The Large Capitalization Fund

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.


Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities."


The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.



------------------------------------------------------------------------------------------------------------------------
The Small Capitalization Fund, The Mid Capitalization Fund And The Large Capitalization Fund

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                         -Foreign Securities                         -Foreign Currency Transactions
-Futures Contracts                          -Government Obligations                     -Lending Portfolio Securities
-Mortgage-Related securities                -Other Mutual Funds                         -Portfolio Turnover
-Put and Call Options                       -Repurchase Agreements                      -Restricted Securities
-Reverse Repurchase Agreements and          -When-Issued and Delayed-Delivery
    Dollar Roll Agreements                       Transactions
------------------------------------------------------------------------------------------------------------------------


The International Fund

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRS.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

--------------------------------------------------------------------------------------------------------------------------
The International Fund

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                         -Foreign Securities                         -Foreign Currency Transactions
-Futures Contracts                          -Government Obligations                     -Lending Portfolio Securities
-Other Mutual Funds                         -Portfolio Turnover                         -Put and Call Options
-Repurchase Agreements                      -Restricted Securities                      -Reverse Repurchase
-When-issued and Delayed-Delivery                                                           Agreements and
    Transactions                                                                            Dollar Roll Agreements
--------------------------------------------------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

THE BALANCED ALLOCATION FUND


THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.


The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.


The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROS, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."


The Balanced Allocation Fund may also hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more so foreign Governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.


The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.



------------------------------------------------------------------------------------------------------------------------
The Balanced Allocation Fund

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                     -Foreign Securities                     -Foreign Currency Transactions
-Futures Contracts                      -Government Obligations                 -Lending Portfolio Securities
-Medium-Grade Securities                -Mortgage-Related Securities            -Other Mutual Funds
-Portfolio Turnover                     -Put and Call Options                   -Repurchase Agreements
-Restricted Securities                  -Reverse Repurchase Agreements          -When-Issued and Delayed-Delivery
                                        -Dollar Roll Agreements                     Transactions
------------------------------------------------------------------------------------------------------------------------


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.


The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.


Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.



---------------------------------------------------------------------------------------------------------
The Equity Income Fund

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                     -Foreign Securities            -Foreign Currency Transactions
-Futures Contracts                      -Government obligations        -Lending Portfolio Securities
-Mortgage-Related Securities            -Other Mutual Funds            -Portfolio Turnover
-Put and Call Options                   -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase Agreements and      -When-Issued and Delayed-Delivery
    Dollar Roll Agreements                  Transactions
---------------------------------------------------------------------------------------------------------


Income Funds

The Bond Fund And The Limited Maturity Bond Fund

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH-AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.


Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.


Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICS. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations.


Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."


The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

-------------------------------------------------------------------------------------------------------------
THE BOND FUND AND THE LIMITED MATURITY BOND FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                     -Foreign Securities            -Foreign Currency Transactions
-Futures Contracts                      -Government Obligations        -Guaranteed Investment Contracts
-Lending Portfolio Securities           -Medium-Grade Securities       -Mortgage-Related Securities
-Other Mutual Funds                     -Portfolio Turnover            -Put and Call Options
-Repurchase Agreements                  -Restricted Securities         -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                           Dollar Roll Agreements
    Transactions
-------------------------------------------------------------------------------------------------------------



THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT
TECHNIQUES--Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

------------------------------------------------------------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                     -Foreign Currency Transactions      -Futures Contracts
-Government Obligations                 -Lending Portfolio Securities       -Mortgage-Related Securities
-Municipal Securities                   -Other Mutual Funds                 -Portfolio Turnover
-Put and Call Options                   -Repurchase Agreements              -Restricted Securities
-Reverse Repurchase Agreements and      -When-Issued and Delayed-Delivery
    Dollar Roll Agreements                  Transactions
------------------------------------------------------------------------------------------------------------------------------------


THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."


The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.


------------------------------------------------------------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                     -Foreign Currency Transactions -Foreign Securities
-Futures Contracts                      -Government Obligations        -Lending Portfolio Securities
-Mortgage-Related Securities            -Other Mutual Funds            -Portfolio Turnover
-Put and Call Options                   -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase Agreements and      -When-Issued and Delayed-Delivery
    Dollar Roll Agreement                   Transactions
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.


"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities."


Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the-average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES-- Medium-Grade Securities."



Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.


Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                     -Foreign Currency Transactions -Futures Contracts (Municipal Bond
-Government Obligations                 -Lending Portfolio Securities      Fund only)
-Medium-Grade Securities                -Mortgage-Related Securities   -Municipal Securities
-Other Mutual Funds                     -Portfolio Turnover            -Private Activity Bonds
-Put and Call options                   -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase Agreements and      -When-Issued and Delayed-Delivery
    Dollar Roll Agreements                  Agreements
------------------------------------------------------------------------------------------------------------------------------------


MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.


Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.


The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If the Investment Adviser deems it appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term-debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.


Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Each of the Money Market Funds may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the securities or by another third party. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.


Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.


Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person," as defined in the Rule. In addition, a demand feature or guarantee may be acquired by a Money Market Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).


Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects locate in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

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MONEY MARKET FUNDS

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities (except             -Foreign Securities                -Government Obligations
    Treasury Fund)                      -Guaranteed Investment Contracts   -Lending Portfolio Securities
-Municipal Securities (except           (Prime obligations Fund only)      -Portfolio Turnover
    Treasury Fund)                      -Private Activity Bonds            -Put and Call Options (Tax-Free Fund)
-Repurchase Agreements                  (Tax.-Free Fund Only)              -Restricted Securities (except
-Reverse Repurchase Agreements and      -When-Issued and Delayed-Delivery      Treasury Fund)
-Dollar Roll Agreements                     Transactions
------------------------------------------------------------------------------------------------------------------------------------


RISK FACTORS AND INVESTMENT TECHNIQUES


Like an investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.


COMPLEX SECURITIES


Some of the investment techniques utilized by the Investment Adviser, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.


FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES


The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETD"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDS, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.


Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRS, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURE CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising of the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.


Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.


The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICS. When investing in GICS, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROS, see "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10%, of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.


MORTGAGE-RELATED SECURITIES

The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated parent mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of the payments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the minimum may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.


If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.


The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.


The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.


Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA and FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.


The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.


MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.


OTHER MUTUAL FUNDS


Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS


The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency on exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.


Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS


Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.


RESTRICTED SECURITIES


Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, the Investment Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.


LENDING PORTFOLIO SECURITIES


In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.


PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in (i) common stocks and securities convertible into common stocks and (ii) other investments will exceed ___% and ___%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. (See "Dividends and Taxes".) Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).


None of the Non-Money Market Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

None of the Funds will:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations, or in the case of the Money Market Funds, domestic bank obligations and repurchase agreements secured by such obligations;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

          (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.


MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES


The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

National City, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as investment adviser to the Funds. National City is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including First of America Bank, N.A. ("FOA"). Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly owned subsidiary of FOA.

Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

The ________ Funds are managed by the _____________ Team of National City, the ___________ Funds by the _________ Team and the ____________ Funds by the
_______________ Team. No single person is primarily responsible for making investment recommendations to the _____________ Team, ___________ Team or ___________ Team.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Gulfstream will not continue as Subadviser beyond the end of the current term of its agreement in 1998.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited partner, the Investment Adviser does not possess management authority or responsibility for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.

As of , 1998, Gulfstream had over $____ million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.

For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. National City serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.


The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, National City receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor A Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of repairing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor A Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor A Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distribution materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR A SHARES


Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan") with respect to the Investor A Shares of each Fund. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse SEI, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay SEI, as Distributor of Investor A Shares, a shareholder and distribution service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Investor A Shares of such Fund. Such amount may be used by SEI to pay banks and their affiliates (including National City and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between SEI and the Participating Organization. Under the Investor A Plan, a Participating Organization may include SEI, its subsidiaries, and its affiliates.


Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued. Payments under the Investor A Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor A Plan, the Distributor may enter into agreements with Participating Organizations for providing shareholder and distribution services to their customers who are the record or beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to 0.25% of the average daily net asset value of the Investor A Shares held of record or beneficially by the Participating Organization's customers. The shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of a Fund by their customers; processing exchange and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting; responding to inquiries from customers concerning their investment in Investor A Shares; arranging for bank wires; and providing other similar services as may be reasonably requested.

Actual distribution and shareholder service expenses for Investor A Shares at any given time may exceed the Rule 12b-1 fees collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees collected. If the Investor A Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group. During the fiscal year ended June 30, 1997, Rule 12b-1 fees collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.


Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from SEI in connection with the investment of fiduciary assets in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.

As authorized by the Investor A Plan, SEI has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, as a party and on behalf of its affiliate, First of America Brokerage Services, Inc. ("FOA Brokerage"), a subsidiary of FOA pursuant to which FSI and FOA Brokerage have agreed to provide certain shareholder and distribution services in connection with Investor A Shares of the Funds purchased and held by FSI or FOA Brokerage for the accounts of its customers and Investor A Shares of the Funds purchased and held by customers of FSI or FOA Brokerage directly. These shareholder and distribution services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor A Shares of the Funds, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services SEI has agreed to pay FSI a monthly fee, computed at the annual rate of 0.10% of the average aggregate net asset value of Investor A Shares of the Money Market Funds and 0.25% of the average aggregate net asset value of Investor A Shares of the Non-Money Market Funds held during the period in customer accounts for which FSI or FOA Brokerage has provided services under this Agreement. FSI is responsible for payment of any portion of that fee payable to FGA Brokerage under the Agreement. SEI will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing such services.

Also in accordance with the Investor A Plan, SEI has entered into a Participating Organization Agreement with FABC on behalf of its wholly-owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support service in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, printing and distributing prospectuses to persons other than holders of Investor A Shares, printing and distributing advertising and sales literature in connection with the sale of Investor A Shares, answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration for such services, SEI has agreed to pay FABC a monthly fee, computed at the annual rate of 0.10% for the Money Market Funds and 0.25% of the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks provided such services under this Agreement. FABC is responsible for making any applicable payments to each Subsidiary Bank. SEI will be compensated by each Fund in an amount equal to its payments to FABC under the Participating Organization Agreement with respect to Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.

The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor A Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with SEI. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.


The Investor A Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor A Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor A Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor A Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor A Shares. Any change in the Investor A Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Board of Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor A Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.


CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


National City Bank serves as the custodian of the Group's assets. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.



 HOW TO BUY INVESTOR A SHARES

Investor A Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor A Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor A Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor A Shares, plus an applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor A Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 50551
                         Kalamazoo, Michigan 49005-0551

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE

To purchase Investor A Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor A Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor A Shares by wire, contact the Distributor at
(800) 851-1227 for wire instructions.

OTHER INFORMATION REGARDING PURCHASES


Investor A Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by National City or one of its affiliates. Investor A Shares of the Funds sold to National City or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by National City or the affiliate. With respect to such Investor A Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such investor A Shares of the Funds will be recorded by National City or one of its affiliates and reflected in the account statements provided to Customers National City or one of its affiliates may exercise voting authority for those Investor A Shares for which it has been granted authority by the Customer.

Investor A Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor A Shares plus any applicable sales charge as described below. Purchases of Investor A Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation ime on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor A Shares of all Funds, except the Money Market Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor A Shares of the Money Market Funds purchased before 11:30 a.m., Eastern Time begin earning dividends on the same Business Day. Investor A Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Investor A Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within Federal Reserve Bank. Payment for an order to purchase Investor A Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase order. However, proceeds from redeemed shares purchased by check will not be sent until the payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor A Shares.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact National City at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor A Shares of any shareholder if, because of redemptions of Investor A Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor A Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor A Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor A Shares and to send the proceeds to the shareholder.


Depending upon the terms of a particular Customer account, National City or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from FABC or the affiliate. This Prospectus should be read in conjunction with any such information so received.


The Group reserves the right to reject any order for the purchase of Investor A Shares in whole or in part.


Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor A Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor A Shares of the Funds by National City or one of its affiliates on behalf of a Customer may be obtained from National City or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor A Shares of the Funds will not be issued.


AUTO INVEST PLAN


The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor A Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, SEI Investments Distribution Co., c/o The Parkstone Group of Funds, Oaks, Pennsylvania 19456 and may take up to 15 days to implement.


SALES CHARGES


The public offering price of Investor A Shares of the Funds is equal to net asset value plus the applicable sales charge. SEI receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:

GROWTH FUNDS


GROWTH AND INCOME FUNDS


                                                                                     DEALER
                                                                                    DISCOUNTS
                                      SALES CHARGE                                AND BROKERAGE
                                         AS % OF            SALES CHARGE           COMMISSIONS
     AMOUNT OF TRANSACTION AT          NET AMOUNT          AS % OF PUBLIC        AS % OF PUBLIC
         PUBLIC OFFERING PRICE          INVESTED           OFFERING PRICE        OFFERING PRICE
-----------------------------------     --------           --------------        --------------

Less than $50,000                          4.71%                 4.50%                 4.00%
$50,000 but less than $100,000             4.17                  4.00                  3.50
$100,000 but less than $260,000.           3.09                  1.00                  2.50
$250,000 but lean than $500,000            2.04                  2.00                  1.50
$500,000 but less than $1,000,000          1.01                  1.00                  1.00
$1,000,000 or more                         0.00                  0.00                  0.00

INCOME FUNDS

TAX-FREE INCOME FUNDS
                                                                                     DEALER
                                                                                    DISCOUNTS
                                      SALES CHARGE                                AND BROKERAGE
                                         AS % OF            SALES CHARGE           COMMISSIONS
     AMOUNT OF TRANSACTION AT          NET AMOUNT          AS % OF PUBLIC        AS % OF PUBLIC
         PUBLIC OFFERING PRICE          INVESTED           OFFERING PRICE        OFFERING PRICE
-----------------------------------     --------           --------------        --------------

Less than $50,000                          4.17%                 4.00%                 3.75%
$50,000 but less than $100,000             3.63                  3.50                  3.25
$100,000 but less than $250,000            3.09                  3.00                  2.50
$250,000 but less than $500,000            2.04                  2.00                  1.50
$500,000 but less than $1,000,000          1.01                  1.00                  1.00
$1,000,000 or more                         0.00                  0.00                  0.00

IN GENERAL

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor except FSI, to which the Distributor reallows all of the sales charge on the shares sold by FSI. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group.

Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers, including FSI, in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES

SALES CHARGE WAIVERS


The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of National City, BISYS, SEI and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of National City and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell shares of the Funds, (5) orders placed on behalf of other investment companies distributed by the Distributor and (6) qualified orders placed by broker-dealers, investment advisers or financial planners that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such broker-dealers, investment advisers or financial planners that place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges on Investor A Shares purchased with the proceeds from the redemption of shares of an unaffiliated mutual fund that were purchased or sold with a sales load or commission. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or his financial institution, at the time the purchase is made. A copy of the investor's account statement showing the redemption must accompany such notice. Investors are advised that a sales charge will not be waived in situations where a broker or dealer has reached an agreement with its customer that the sales charge will be collected, notwithstanding the fact that a Fund purchase is made with the proceeds from the redemption of shares of an unaffiliated mutual fund. In these cases, investors acknowledge that the sales charge compensates the broker or dealer for the services of such broker or dealer.


The Distributor may also waive sales charges for the purchase of Investor A Shares of a Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Funds or the Investor A Shares of the other Funds of the Group totals at least $1,000,000. Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES


For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of one Fund and of one or more of the other Funds of the Group sold with a sales charge. For example, if a shareholder concurrently purchases Investor A Shares in one of the other Funds of the Group sold with a sales charge at the total public offering price of $25,000 and Investor A Shares in a Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice.


LETTERS OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of shares at the end of the 13-month period the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. If and when the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of such Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

For further information about Letters of Intent, interested investors should contact the Distributor at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHT OF ACCUMULATION


Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.


DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE


The exchange privilege enables shareholders of Investor A Shares to acquire Investor A Shares that are offered by another Fund of the Group with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund and corresponding purchase of another Fund must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.


Holders of Investor A Shares of any of the Group's Money Market Funds (including Investor A Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any of the Group's other Money Market Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Similarly, holders of Investor A Shares of any of the Group's other Funds (the "Non-Money Market Funds") may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Group, including the Money Market Funds. Holders of Investor A Shares of any of the Group's Money Market Funds may exchange those Investor A Shares for Investor A Shares offered by the Non-Money Market Funds of the Group, but a sales load will be charged on the exchange.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase.

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR A SHARES--By Telephone" below.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor A Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax deferred basis.


SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR A SHARES

Shareholders may redeem their Investor A Shares on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Holders of Investor A Shares with over $1 million invested in the Small Capitalization Fund who redeem such shares within one year from the date of purchase will be subject to a 1.00% redemption fee. All other shareholders may redeem their Investor A Shares without charge, Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL


A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.


For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations, as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor A Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.


The Group's Account Application Form provides that none of the Transfer Agent, BISYS Ohio, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.


CHECK WRITING FEATURE

Shareholders of Investor A Shares of the Money Market Funds may write checks on accounts for a minimum of $500. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of the Fund account, a shareholder may not use a check to close his or her account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor A Shares. With shareholder authorization, the Transfer Agent will automatically redeem such Investor A Shares at the net asset value on the fifth and/or twentieth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000, The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor A Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES


All or part of a customer's Investor A Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at National City or one of its affiliates.


Redemption orders are effected at the net asset value per share next determined after the Investor A Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor A Shares of the Funds may be more or less than the amount invested. Payment to shareholders for such Investor A Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor A Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Investor A Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m., (Eastern Time), on a Business Day or, if received after 11:30 a.m., (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor A Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor A Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor A Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor A Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group may suspend the right of redemption or redeem Investor A Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of the Investor A Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Investor A Shares of the Money Market Funds is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on notations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Funds do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.


THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")


If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest received on such bonds. Shareholders receiving Social Security or railroad retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying mutual fund would be exempt.


For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.


MISCELLANEOUS


Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.


PERFORMANCE INFORMATION


From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning by the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares, net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.


In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.


Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in resorts to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.


Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.


FUNDATA(R)


Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group , for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor A Shares of a Fund will vote as a class and not with holders of another class of the Fund with respect to the approval of its Investor A Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.


The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


[AS OF JUNE 30, 1997, FABC, THROUGH ITS WHOLLY-OWNED SUBSIDIARIES, POSSESSED ON BEHALF OF ITS UNDERLYING ACCOUNTS VOTING OR INVESTMENT OWNER WITH RESPECT TO MORE THAN 25% OF THE SHARES OF EACH OF THE FUNDS, AND THEREFORE MAY BE PRESUMED TO CONTROL EACH FUND WITHIN THE MEANING OF THE 1940 ACT.]


MULTIPLE CLASSES OF SHARES

In addition to Investor A Shares, the Group also offers Investor B Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor A Shares as a result of the Investor A Plan fees applicable to Investor A Shares and because Investor A Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City and National City Bank serve as the Group's Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8421, Boston, MA 02266-8421, or by calling toll free (800)
__________.


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus, does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                          The Parkstone Group of Funds


BOARD OF TRUSTEES



ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
National City Corporation
Chairman, President and
Chief Executive Officer,
Officer, NatCity
Investments, Inc.

LEIGH CARTER
Retired President and
Chief Operating Officer
B.F. Goodrich Company
Director:
Acromed Corporation
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
Operating Officer,
Kittle's Home Furnishing's
   Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
Carol Martin Gatton College
of Business and Economics,
University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
General Counsel, Eaton
Corporation
Trustee:
Meridia Health System
WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,
Wayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Investor A Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distributions Co.
Oaks, Pennsylvania  19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8421
Boston, MA  02266

CUSTODIAN
National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA  19107

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR B SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                     THE PARKSTONE TAX-FREE INCOME FUNDS
                      THE PARKSTONE PRIME OBLIGATIONS FUND

                                  FORM N-1A
                              CROSS REFERENCE SHEET


Part A.           INFORMATION REQUIRED IN A PROSPECTUS
ITEM NO.

                                                                                         RULE 404(a) CROSS- REFERENCE

------------------------------------------------------------------------------------------------------------------------
1.           Cover Page......................................Cover Page

2.           Synopsis........................................Prospectus Summary; Fee Table

3.           Condensed Financial Information.................Financial Highlights; Performance Information

4.           General Description of Registrant...............Cover Page; Investment Objections and Policies; Investment
                                                             Restrictions; Risk Factors and Investment Techniques,
                                                             General Information. Organization of the Group

5.           Management of the Fund..........................Management of the Funds; Fee Tables

5A.          Management's Discussion of Fund Performance.....Not Applicable

6.           Capital Stock and Other Securities..............Directed Dividend Option, Dividends and Taxes,
                                                             General Information - Organization of the Group;
                                                             General Information - Multiple Classes of Shares;
                                                             General Information - Miscellaneous

7.           Purchase of Securities Being Offered............Management of the Funds - Administrator - Sub-Administrator and
                                                             Distributor; Management of the Funds - Distribution Plan for
                                                             Investor B Shares; How to Buy Investor B Shares; Sales Charges;
                                                             Exchange Privilege; Parkstone Individual Retirement Accounts; How
                                                             Shares are Valued

8.           Redemption or Repurchase........................Sales Charges; Contingent Deferred Sales Charge;  Exchange
                                                             Privilege; Conversion Feature; How to Redeem Your Investor B Shares

9.           Pending Legal Proceedings.......................Not Applicable

--------------------------------------------------------------------------------

                                  THE PARKSTONE
                                 GROUP OF FUNDS
                                INVESTOR B SHARES

--------------------------------------------------------------------------------
                                  GROWTH FUNDS
                       PARKSTONE SMALL CAPITALIZATION FUND
                        PARKSTONE MID CAPITALIZATION FUND
                       PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                             GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                               PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                      PARKSTONE U.S. GOVERNMENT INCOME FUND

                              TAX-FREE INCOME FUNDS
                          PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                                MONEY MARKET FUND
                        PARKSTONE PRIME OBLIGATIONS FUND


                      Prospectus dated September ___, 1998

                                {PARKSTONE LOGO}
                                NOT FDIC INSURED

                      {THIS PAGE INTENTIONALLY LEFT BLANK.}

                                TABLE OF CONTENTS
                                                                         PAGE



PROSPECTUS SUMMARY.........................................................4
FEE TABLES.................................................................9
FINANCIAL HIGHLIGHTS......................................................13
INVESTMENT OBJECTIVES AND POLICIES........................................26
RISK FACTORS AND INVESTMENT TECHNIQUES....................................43
INVESTMENT RESTRICTIONS...................................................58
MANAGEMENT OF THE FUNDS...................................................60
HOW TO BUY INVESTOR B SHARES..............................................67
SALES CHARGES.............................................................70
CONTINGENT DEFERRED SALES CHARGE..........................................71
DIRECTED DIVIDEND OPTION..................................................72
EXCHANGE PRIVILEGE........................................................73
FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES......................74
CONVERSION FEATURE........................................................75
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS..................................76
HOW TO REDEEM YOUR INVESTOR B SHARES......................................76
HOW SHARES ARE VALUED.....................................................79
DIVIDENDS AND TAXES.......................................................80
PERFORMANCE INFORMATION...................................................84
FUNDATA(R)................................................................85
GENERAL INFORMATION.......................................................85

THE PARKSTONE GROUP OF FUNDS


INVESTOR B SHARES                           PROSPECTUS DATED SEPTEMBER __, 1998



GROWTH FUNDS                                       For more information call:
Parkstone Small Capitalization Fund                (800) ________
Parkstone Mid Capitalization Fund                  or write to:
Parkstone Large Capitalization Fund                Oaks, Pennsylvania 19456
Parkstone International Discovery Fund


GROWTH AND INCOME FUNDS
Parkstone Balanced Allocation Fund                 THESE SECURITIES HAVE NOT
Parkstone Equity Income Fund                       BEEN APPROVED OR
                                                   DISAPPROVED BY THE
INCOME FUNDS                                       SECURITIES AND EXCHANGE
Parkstone Bond Fund                                COMMISSION OR ANY STATE
Parkstone Limited Maturity Bond Fund               SECURITIES COMMISSION NOR
Parkstone Intermediate Government                  HAS THE COMMISSION OR ANY
   Obligations Fund                                STATE SECURITIES COMMISSION
Parkstone U.S. Government Income Fund              PASSED UPON THE ACCURACY
                                                   OR ADEQUACY OF THIS
TAX-FREE INCOME FUNDS                              PROSPECTUS. ANY
Parkstone Municipal Bond Fund                      REPRESENTATION TO THE
Parkstone Michigan Municipal Bond Fund             CONTRARY IS A CRIMINAL
                                                   OFFENSE.
MONEY MARKET FUND
Parkstone Prime Obligations Fund



The funds listed above are thirteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor B Shares. This Prospectus explains concisely what you should know before investing in the Investor B Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September __, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the SEC (the "SEC") and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF NATIONAL CITY INVESTMENT MANAGEMENT COMPANY OR ITS PARENT OR ITS AFFILIATES, AND ARE NOT ENDORSED, INSURED OR GUARANTEED BY NATIONAL CITY INVESTMENT MANAGEMENT

COMPANY, ITS PARENT, ITS AFFILIATES, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.


                                                                  INVESTMENT
                                                  FINANCIAL       OBJECTIVES             RISK FACTORS AND
FUND                                             HIGHLIGHTS      AND POLICIES          INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund
---------------------------------------------------------------------------------------------------------------
Bond Fund
---------------------------------------------------------------------------------------------------------------
Equity Income Fund
---------------------------------------------------------------------------------------------------------------
Government Income Fund
---------------------------------------------------------------------------------------------------------------
International Discovery Fund
---------------------------------------------------------------------------------------------------------------
Intermediate Government Obligations Fund
---------------------------------------------------------------------------------------------------------------
Large Capitalization Fund
---------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund
---------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund
---------------------------------------------------------------------------------------------------------------
Mid Capitalization Fund
---------------------------------------------------------------------------------------------------------------
Municipal Bond Fund
---------------------------------------------------------------------------------------------------------------
Prime Obligations Fund
---------------------------------------------------------------------------------------------------------------
Small Capitalization Fund
------------------------------------------------ -------------- --------------------- -------------------------


The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor B Shares of the following Funds:

    Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity Fund (the "Mid Capitalization Fund")
    Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
             Balanced Fund (the "Balanced Allocation Fund")
    Parkstone Equity Income Fund, formerly known as the Parkstone High Income
             Equity Fund (the "Equity Income Fund")
    Parkstone Bond Fund (the "Bond  Fund")
    Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
             Government Obligations Fund")
    Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
    Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund")

    Parkstone Prime Obligations Fund (the "Prime Obligations Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund is referred to as a "Money Market Fund."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor B Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.


The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("National City" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, National City has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor B Shares of the following Funds of the
Group:

                  GROWTH FUNDS
                  Small Capitalization Fund
                  Mid Capitalization Fund
                  Large Capitalization Fund
                  International Fund

                  GROWTH AND INCOME FUNDS
                  Balanced Allocation Fund
                  Equity Income Fund

                  INCOME FUNDS
                  Bond Fund
                  Limited Maturity Bond Fund
                  Intermediate Government Obligations Fund
                  Government Income Fund

                  TAX-FREE INCOME FUNDS
                  Municipal Bond Fund
                  Michigan Bond Fund

                  MONEY MARKET FUND
                  Prime Obligations Fund

These Funds represent thirteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Investor B Shares of each Fund is equal to the net asset value per share, which, in the case of the Prime Obligations Fund, the Group will seek to maintain at $1.00. Investors who purchase Investor B Shares on or after January 1, 1997 may be subject to a contingent deferred sales charge of up to 5.00% when such shares are redeemed prior to five years from the date of purchase. Investors who purchased Investor B Shares prior to January 1, 1997 may be subject to a contingent deferred sales charge of up to 4.00% when such shares are redeemed prior to four years from the date of purchase. Shares may be purchased by mail or telephone through a broker-dealer that has entered into an agreement with the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), through the Group's Auto Invest Plan or through certain Parkstone Individual Retirement Accounts. Investor B Shares of one

Fund of the Group may be exchanged for Investor B Shares of another Fund of the Group at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR B SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR B SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

There is a $1,000 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein to invest in a Fund, although such investors are subject to a $50 minimum for each subsequent investment in such Fund. Investor B Shares must be purchased in amounts less than $250,000.

Conversion Feature

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.

Investment Objectives

-------------------------------------------------------------------------------
FUND                                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Balanced Allocation Fund                    seeks current income, long-term
                                            capital growth and conservation of
                                            capital
-------------------------------------------------------------------------------

Bond Fund                                   seeks to provide current income
                                            as well as preservation of capital
                                            by investing in a portfolio of high-
                                            and medium-grade fixed-income
                                            securities
-------------------------------------------------------------------------------
Equity Income Fund                          seeks current income by investing
                                            in a diversified portfolio of
                                            high quality, dividend-paying
                                            common stocks and securities
                                            convertible into common stocks; a
                                            secondary objective is growth of
                                            capital
-------------------------------------------------------------------------------
Government Income Fund                      seeks to provide shareholders with a
                                            high level of current income
                                            consistent with prudent investment
                                            risk
-------------------------------------------------------------------------------
Intermediate  Government Obligations Fund   seeks to provide current income with
                                            preservation of capital by investing
                                            in U.S. government securities with
                                            remaining maturities of 12 years or
                                            less
-------------------------------------------------------------------------------
International Fund                          seeks long-term growth of capital

-------------------------------------------------------------------------------
Large Capitalization Fund                   seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            securities convertible into common
                                            stocks of companies with large
                                            market capitalization
-------------------------------------------------------------------------------
Limited  Maturity Bond Fund                 seeks to provide current income as
                                            well as preservation of capital by
                                            investing in a portfolio of high-
                                            and medium-grade fixed-income
                                            securities with remaining maturities
                                            of six years or less
-------------------------------------------------------------------------------
Michigan Bond Fund                          seeks income which is exempt from
                                            federal income tax and Michigan
                                            state income and intangibles tax,
                                            although such income may be subject
                                            to the federal alternative minimum
                                            tax when received by certain
                                            shareholders; also seeks
                                            preservation of capital
-------------------------------------------------------------------------------
Mid Capitalization Funds                    seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and securities
                                            convertible into common stock
-------------------------------------------------------------------------------
Municipal Bond Fund                         seeks to provide current interest
                                            income which is exempt from federal
                                            income taxes and preservation of
                                            capital
-------------------------------------------------------------------------------
Prime Obligations Fund                      seeks to provide current income,
                                            with liquidity and stability of
                                            principal
-------------------------------------------------------------------------------
Small Capitalization Fund                   seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and securities
                                            convertible into common stocks of
                                            small- to medium-sized companies
-------------------------------------------------------------------------------

Investment Policies

Under normal market conditions, each fund will invest as described in the following table:

-------------------------------------------------------------------------------
FUND                                        INVESTMENT POLICY
-------------------------------------------------------------------------------
Balanced Allocation Fund                    In any type or class of securities,
                                            including all types of common
                                            stocks, fixed-income securities and
                                            securities convertible into common
                                            stocks
-------------------------------------------------------------------------------
Bond Fund                                   at least 80% of its total assets in
                                            bonds, debentures and certain other
                                            debt securities specified herein
-------------------------------------------------------------------------------
Equity Income Fund                          at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed by the Investment
                                            Adviser to be characterized by sound
                                            management, the ability to finance
                                            expected growth and the ability to
                                            pay above-average dividends
-------------------------------------------------------------------------------
Government Income Fund                      at least 65% of its total assets in
                                            obligations
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND                                        INVESTMENT POLICY
-------------------------------------------------------------------------------
                                            issued or guaranteed by the U.S.
                                            government or its agencies or
                                            instrumentalities; under current
                                            market conditions up to 80% of its
                                            total assets in mortgage-related
                                            securities which are issued or
                                            guaranteed by the U.S. government,
                                            its agencies or instrumentalities
                                            and up to 35% of its total assets in
                                            mortgage-related securities issued
                                            by non-governmental entities
-------------------------------------------------------------------------------
Intermediate Government                     at least 80% of its total assets in
Obligations Fund                            obligations issued or guaranteed by
                                            the U.S. government or its agencies
                                            or instrumentalities and with
                                            remaining maturities of twelve years
                                            or less
-------------------------------------------------------------------------------
International Fund                          at least 65% of its total assets in
                                            an internationally diversified
                                            portfolio of equity securities which
                                            trade on markets in countries other
                                            than the United States and which are
                                            issued by companies (i) domiciled in
                                            countries other than the United
                                            States, or (ii) that derive at least
                                            50% of either their revenues or
                                            pre-tax income from activities
                                            outside of the United States, and
                                            (iii) which are ranked as small- or
                                            medium-sized companies on the basis
                                            of their capitalization
-------------------------------------------------------------------------------
Large Capitalization Fund                   at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed to be
                                            characterized by sound management
                                            and the ability to finance expected
                                            long-term growth
-------------------------------------------------------------------------------
Limited Maturity Bond Fund                  at least 80% of the value of its
                                            total assets in bonds, debentures
                                            and certain other debt securities
                                            specified herein with remaining
                                            maturities of six years or less
-------------------------------------------------------------------------------
Michigan Bond Fund                          at least 80% of its total assets in
                                            debt securities of all types; at
                                            least 65% of its not assets in
                                            municipal securities issued by or on
                                            behalf of the State of Michigan, its
                                            political subdivisions,
                                            municipalities and public
                                            authorities
-------------------------------------------------------------------------------
Mid Capitalization Fund                     at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies delivered by the
                                            Investment Adviser to be
                                            characterized by sound management
                                            and the ability to finance expected
                                            growth
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND                                        INVESTMENT POLICY
-------------------------------------------------------------------------------
Municipal Bond Fund                         at least 80% of its total assets in
                                            tax-exempt obligations
-------------------------------------------------------------------------------
Prime Obligations Fund                      in high quality money market
                                            instruments and other comparable
                                            investments
-------------------------------------------------------------------------------

Small Capitalization Fund                   at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed by the Investment
                                            Adviser to be characterized by sound
                                            management and the ability to
                                            finance expected growth
-------------------------------------------------------------------------------


Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


National City serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. National City also serves as sub-administrator. BISYS Fund Services, L. P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator ( the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of National City (the "Custodian"), serves as custodian. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.


Dividends and Taxes


Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal tax purposes and intends to quality as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (as a percentage of the offering price)....................                        None
Sales Charge on Reinvested Distributions........................................                        None
Maximum Deferred Sales Charge on Redemptions(1).................................                     5.00%/4.00%
Redemption Fees(2)..............................................................                        None
Exchange Fees...................................................................                        None

---------------------------

(1) A contingent deferred sales charge of up to 5.00% is currently charged with respect to Investor B Shares redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, a contingent deferred sales charge of up to 4.00% will be charged with respect to Investor B Shares redeemed prior to four years from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                            TOTAL
                                                         MANAGEMENT           12B-1         OTHER         OPERATING
                                                           FEES(3)            FEES       EXPENSES(3)     EXPENSES(3)
                                                         ----------           -----      -----------     ----------

GROWTH FUNDS:
Small Capitalization Fund........................           1.00%             1.00%         0.32%           2.32%
Mid Capitalization Fund..........................           1.00%             1.00%         0.31%           2.31%
Large Capitalization Fund........................           0.80%             1.00%         0.32%           2.12%
International Fund...............................           1.16%(4)          1.00%         0.39%           2.55%

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund.........................           0.75%             1.00%         0.36%           2.11%
Equity Income Fund...............................           1.00%             1.00%         0.33%           2.33%

INCOME FUNDS:
Bond Fund........................................           0.70%             1.00%         0.24%           1.94%
Limited Maturity Bond Fund.......................           0.55%             1.00%         0.31%           1.86%
Intermediate Government Obligations Fund.........           0.70%             1.00%         0.28%           1.98%
Government Income Fund...........................           0.45%             1.00%         0.32%           1.77%

TAX-FREE INCOME FUNDS:
Municipal Bond Fund..............................           0.55%             1.00%         0.26%           1.81%
Michigan Bond Fund...............................           0.55%             1.00%         0.21%           1.76%

MONEY MARKET FUND:
Prime Obligations Fund...........................           0.40%             1.00%         0.27%           1.67%

-------------------

(3)    After voluntary expense reductions.

(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% of the next $50 million, 1.15% of the next $300 million and 1.05% over $400 million.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 2.36%, respectively. Management Fees, Other Expenses and Total Expenses, as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.29% and 2.03%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.36% and 2.10%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.33% and 2.07%, respectively. For the Government Income Fund they would have been 0.74%, 0.37% and 2.11%, respectively. For the Municipal Bond Fund, they would have been 0.74%, 0.36% and 2.10%, respectively. For the Michigan Bond Fund, they would have been 0.74%, 0.31% and 2.05%, respectively. The annual percentages of Other Expenses and Total Expenses for the Prime Obligations Fund are based on such fees and expenses incurred by other classes. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                1 YEAR         3 YEARS      5 YEARS      10 YEARS
                                                                ------         -------      -------      --------

GROWTH FUNDS:
Small Capitalization Fund.....................................     $ 74         $112        $ 144          $ 266
Mid Capitalization Fund.......................................     $ 73         $112        $ 144          $ 265
Large Capitalization Fund.....................................     $ 72         $106        $ 134          $ 245
International Fund............................................     $ 76         $119        $ 156          $ 289

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund......................................     $ 71         $106        $ 133          $ 243
Equity Income Fund............................................     $ 74         $113        $ 145          $ 267

INCOME FUNDS:
Bond Fund.....................................................     $ 70         $101        $ 125          $ 226
Limited Maturity Bond Fund....................................     $ 69         $ 98        $ 121          $ 218
Intermediate Government Obligations Fund......................     $ 70         $102        $ 127          $ 231
Government Income Fund........................................     $ 68         $ 96        $ 116          $ 208

TAX-FREE INCOME FUNDS:
Municipal Bond Fund...........................................     $ 68         $ 97        $ 118          $ 213
Michigan Bond Fund............................................     $ 68         $ 95        $ 115          $ 207

MONEY MARKET FUND:
Prime Obligations Fund*.......................................     $ 67         $ 93        --             --


You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                                                                1 YEAR         3 YEARS      5 YEARS      10 YEARS
                                                                ------         -------      -------      --------

GROWTH FUNDS:
Small Capitalization Fund.....................................     $ 24         $ 72        $ 124          $ 266
Mid Capitalization Fund.......................................     $ 23         $ 72        $ 124          $ 265
Large Capitalization Fund.....................................     $ 22         $ 66        $ 114          $ 245
International Fund............................................     $ 26         $ 79        $ 136          $ 289

GROWTH AND INCOME FUNDS:
Balanced Allocation Fund......................................     $ 21         $ 66        $ 113          $ 243
Equity Income Fund............................................     $ 24         $ 73        $ 125          $ 267

INCOME FUNDS:
Bond Fund.....................................................     $ 20         $ 61        $ 105          $ 226
Limited Maturity Bond Fund....................................     $ 19         $ 58        $ 101          $ 218
Intermediate Government Obligations Fund......................     $ 20         $ 62        $ 107          $ 231
Government Income Fund........................................     $ 18         $ 56        $  96          $ 208

TAX-FREE INCOME FUNDS:
Municipal Bond Fund...........................................     $ 18         $ 57        $  98          $ 213
Michigan Bond Fund............................................     $ 18         $ 55        $  95          $ 207

MONEY MARKET FUND:
Prime Obligations Fund*.......................................     $ 17         $ 53        --             --

----------------------
* As of the date of this Prospectus, Investor B Shares of the Prime Obligations Fund have not yet been offered; therefore, expense example information is provided only for 1-year and 3-year periods.

The information set forth in the foregoing Fee Tables and expense examples relates only to Investor B Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD rules generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.


The purpose of the above tables is to assist a potential purchaser of Investor B Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by National City or any its affiliates to its customer accounts which may invest in Investor B Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor B Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Investor B Shares of each of the Funds since its inception. Information is not provided for the Prime Obligations Fund, since Investor B Shares of that Fund were not yet being offered prior to the date of this Prospectus. Further financial information is included in the Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

SMALL CAPITALIZATION FUND -- INVESTOR B SHARES

                                                                     YEAR ENDED JUNE 30,            FEBRUARY 4, 1994
                                                                     -------------------                   TO
                                                                1997          1996         1995     JUNE 30, 1994(e)
                                                                ----          ----         ----     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $33.78        $25.79        $19.83          $22.71
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Loss.....................................     (0.41)        (0.39)        (0.19)          (0.09)
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................     (1.13)        12.03          8.30           (2.79)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................     (1.54)        11.64          8.11           (2.88)
                                                               ------        ------        ------          ------
Distributions
   Net Realized Gains......................................     (5.25)        (3.65)        (2.15)            --
                                                               ------        ------        ------          ------
     Total Distributions...................................     (5.25)        (3.65)        (2.15)            --
                                                               ------        ------        ------          ------

NET ASSET VALUE, END OF PERIOD.............................    $26.99        $33.78        $25.79          $19.83
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................     (5.13)%       48.87%        43.78%         (12.68)%(d)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................      $46,895      $30,310        $9,990           $2,130
   Ratio of Expenses to Average Net Assets.................      2.32%         2.29%         2.32%           2.35%(b)
   Ratio of Net Investment Loss to Average Net
     Assets................................................     (1.94)%       (1.93)%       (2 03)%         (2.19)%(b)
   Ratio of Expenses to Average Net Assets*................      2.32%         2.29%         2.55%           2.61%(b)
   Ratio of Net Investment Loss to Average Net
     Assets*...............................................     (1.94)%       (1.93)%       (2.26)%         (2.45)%(b)
   Portfolio Turnover Rate (c).............................     48.45%        67.22%        50.53%          72.64%
   Average Commission Rate Paid (g)........................     $0.0788       $0.0800

MID CAPITALIZATION FUND -- INVESTOR B SHARES

                                                                     YEAR ENDED JUNE 30,            FEBRUARY 4, 1994
                                                                     -------------------                   TO
                                                                1997        1996           1995     JUNE 30, 1994(e)
                                                                ----        ----           ----     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $20.28        $16.35        $14.63          $16.66
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Loss.....................................     (0.24)        (0.23)        (0.11)          (0.05)
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      1.21          4.82          3.30           (1.98)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      0.97          4.59          3.19           (2.03)
                                                               ------        ------        ------          ------
Distributions
   Net Realized Gains......................................     (6.13)        (0.66)        (0.48)          --
   In Excess of Net Realized Gains.........................        --           --          (0.99)          --
                                                               ------        ------        ------          ------
     Total Distributions...................................     (6.13)        (0.66)        (1.47)          --
                                                               ------        ------        ------          ------

NET ASSET VALUE, END OF PERIOD.............................    $15.12        $20.28        $16.35          $14.63
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................      4.94%        28.59%        23.88%         (12.18)%(d)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................      $21,994      $15,840        $6,073           $1,616
   Ratio of Expenses to Average Net Assets.................      2.31%         2.29%         2.29%           2.30%(b)
   Ratio of Net Investment Loss to Average Net
     Assets................................................     (1.80)%       (1.70)%       (1.61)%         (1.57)%(b)
   Ratio of Expenses to Average Net Assets*................      2.31%         2.29%         2.54%           2.56%(b)
   Ratio of Net Investment Loss to Average Net
     Assets*...............................................     (1.80)%       (1.71)%       (1.87)%         (1.83)%(b)
   Portfolio Turnover Rate (c).............................     38.47%        49.27%        46.39%          70.87%
   Average Commission Rate Paid (g)........................     $0.0794       $0.0796

LARGE CAPITALIZATION FUND -- INVESTOR B  SHARES

                                                                                YEAR
                                                                                ENDED
                                                                               JUNE 30            DECEMBER 28, 1995
                                                                               -------                   TO
                                                                                1997              JUNE 30, 1996(a)
                                                                                ----              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................      $11.22                   $10.00
                                                                               ------                   ------
Investment Activities
   Net Investment Income (Loss)..........................................       (0.05)                    0.01
   Net Realized and Unrealized Gains (Losses) on Investments.............        3.25                     1.23
                                                                               ------                   ------
     Total from Investment Activities....................................        3.20                     1.24
                                                                               ------                   ------
Distributions
   Net Investment Income.................................................          --                    (0.02)
                                                                               ------                   ------
   Net Realized Gains....................................................       (0.08)                      --
                                                                               ------                   ------
     Total Distributions.................................................       (0.08)                   (0.02)
                                                                               ------                   ------
NET ASSET VALUE, END OF PERIOD...........................................      $14.34                   $11.22
                                                                               ======                   ======
Total Return (excluding sales and redemption charges)....................       28.62%                    8.77%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).......................................      $4,130                     $832
   Ratio of Expenses to Average Net Assets...............................        2.12%                    1.78%(b)
   Ratio of Net Investment Loss to Average Net Assets....................       (0.88)%                  (0.32)%(b)
   Ratio of Expenses to Average Net Assets*..............................        2.12%                    4.07%(b)
   Ratio of Net Investment Loss to Average Net Assets....................       (0.88)%                  (2.61)%(b)
   Portfolio Turnover Rate (c)...........................................       48.44%                    0.86%
   Average Commission Rate Paid (g)......................................       $0.0932                  $0.0800

INTERNATIONAL FUND -- INVESTOR B  SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                      YEAR ENDED JUNE 30                   TO
                                                            -------------------------------------
                                                                1997          1996         1995(f)  JUNE 30, 1994(e)
                                                                ----          ----         -------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $13.77        $12.15        $13.21          $14.12
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Loss.....................................     (0.16)        (0.08)        (0.04)          (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments and Foreign Currency
     Transactions..........................................      2.24          1.70         (0.40)          (0.90)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      2.08          1.62         (0.44)          (0.91)
                                                               ------        ------        ------          ------
Distributions
   In Excess of Net Realized Gains.........................        --           --          (0.62)            --
                                                               ------        ------        ------          ------
     Total Distributions...................................        --           --          (0.62)            --
                                                               ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD.............................    $15.85        $13.77        $12.15          $13.21
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................     15.11%        13.33%        (3.03)%         (6.44)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................      $13,516       $9,489        $5,469           $2,680
   Ratio of Expenses to Average Net Assets.................      2.55%         2.55%         2.57%           2.56%(b)
   Ratio of Net Investment Loss to Average Net
     Assets................................................     (1.29)%       (0.86)%       (0.49)%         (0.22)%(b)
   Ratio of Expenses to Average Net Assets*................      2.55%         2.63%         2.92%           2.61%(b)
   Ratio of Net Investment Loss to Average Net
     Assets*...............................................     (1.29)%       (0.94)%       (0.84)%         (0.27)%(b)
   Portfolio Turnover Rate (c).............................     45.18%        54.47%       104.39%          37.23%
   Average Commission Rate Paid (g)........................     $0.0329       $0.0321

BALANCED ALLOCATION FUND --- INVESTOR  B  SHARES

                                                                    YEAR ENDED JUNE 30              FEBRUARY 4, 1994
                                                                    ------------------                     TO
                                                                1997          1996         1995(f)  JUNE 30, 1994(e)
                                                                ----          ----         -------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $13.36        $12.18        $10.67          $11.71
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Income (Loss)............................      0.21          0.23          0.20            0.10
   Net Realized and Unrealized Gains (Losses)
     on Investments and Foreign Currencies.................      1.13          1.74          1.67           (1.05)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      1.34          1.97          1.87           (0.95)
                                                               ------        ------        ------          ------
Distributions
   Net Investment Income...................................     (0.22)        (0.22)        (0.20)          (0.09)
                                                               ------        ------        ------          ------
   Net Realized Gains......................................     (1.48)        (0.57)        (0.06)           --
   In Excess of Net Realized Gains.........................     --            --            (0.10)           --
                                                               ------        ------        ------          ------
     Total Distributions...................................     (1.70)        (0.79)        (0.36)          (0.09)
                                                               ------        ------        ------          ------

NET ASSET VALUE, END OF PERIOD.............................    $13.00        $13.36        $12.18          $10.67
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................     10.82%        16.71%        17.96%          (8.16)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................       $6,299       $4,278        $1,291             $744
   Ratio of Expenses to Average Net Assets.................      2.11%         2.16%         2.25%           2.05%(b)
   Ratio of Net Investment Income (Loss) to Average Net
     Assets................................................      1.73%         1.64%         1.74%           1.94%(b)
   Ratio of Expenses to Average Net Assets*................      2.36%         2.45%         2.77%           2.61%(b)
   Ratio of Net Investment Income (Loss) to Average Net
     Assets*...............................................      1.48%         1.35%         1.22%           1.38%(b)
   Portfolio Turnover Rate (c).............................    425.05%       437.90%       250.66%         192.39%
   Average Commission Rate Paid (g)........................     $0.0518       $0.0848

EQUITY INCOME FUND - INVESTOR B SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                     YEAR ENDED JUNE 30                    TO
                                                           --------------------------------------
                                                                1997        1996           1995     JUNE 30, 1994(e)
                                                                ----        ----           ----     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $17.27        $14.47        $13.49          $14.92
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Income (Loss)............................      0.16          0.19          0.26            0.13
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      3.57          3.25          0.99           (1.43)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      3.73          3.44          1.25           (1.30)
                                                               ------        ------        ------          ------
Distributions
   Net Investment Income...................................     (0.17)        (0.19)        (0.26)          (0.13)
   In Excess of Net Investment Income......................      --             --          (0.01)            --
   Net Realized Gains......................................     (1.69)        (0.45)          --              --
     Total Distributions...................................     (1.86)        (0.64)        (0.27)          (0.13)
                                                               ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD.............................    $19.14        $17.27        $14.47          $13.49
                                                               ======        ======        ======          ======

Total Return (excluding sales and redemption
   charges)................................................     22.96%        24.11%         9.41%          (8.76)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................      $21,038      $12,590        $7,131           $3,836
   Ratio of Expenses to Average Net Assets.................      2.33%         2.32%         2.32%           2.33%(b)
   Ratio of Net Investment Income (Loss) to Average Net
     Assets................................................      0.88%         1.11%         1.86%           1.87%(b)
   Ratio of Expenses to Average Net Assets*................      2.33%         2.32%         2.57%           2.59%(b)
   Ratio of Net Investment (Loss) to Average Net
     Assets*...............................................      0.88%         1.11%         1.61%           1.61%(b)
   Portfolio Turnover Rate (c).............................     20.14%        40.75%        77.70%          69.35%
   Average Commission Rate Paid (g)........................     $0.0800       $0.0800

BOND FUND - INVESTOR B SHARES

                                                                    YEAR ENDED JUNE 30             FEBRUARY 4, 1994
                                                                    ------------------                     TO
                                                                1997          1996          1995    JUNE 30, 1994(e)
                                                                ----          ----          ----    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $9.51         $9.68         $9.26           $9.95
                                                                -----         -----         -----           -----
Investment Activities
   Net Investment Income (Loss)............................      0.50          0.50          0.52            0.22
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      0.16         (0.17)         0.42           (0.70)
                                                                -----         -----         -----           -----
     Total from Investment Activities......................      0.66          0.33          0.94           (0.48)
                                                                 ====          ====          ====           =====
Distributions
   Net Investment Income...................................     (0.48)        (0.50)        (0.52)          (0.21)
                                                                -----         -----         -----           -----
     Total Distributions...................................     (0.48)        (0.50)        (0.52)          (0.21)
                                                                =====         =====         =====           =====
NET ASSET VALUE, END OF PERIOD.............................     $9.69         $9.51         $9.68           $9.26
                                                                =====         =====         =====           =====
Total Return (excluding sales and redemption
   charges)................................................      7.09%         3.46%        10.62%          (4.84)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................       $5,967       $4,426        $1,330             $485
   Ratio of Expenses to Average Net Assets.................      1.94%         1.94%         2.03%           1.89%(b)
   Ratio of Net Investment Income (Loss) to Average
   Net Assets..............................................      5.15%         4.97%         5.45%           5.34%(b)
   Ratio of Expenses to Average Net Assets*................      2.03%         2.03%         2.39%           2.29%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      5.06%         4.88%         5.18%           4.94%(b)
   Portfolio Turnover Rate (c).............................    827.00%      1189.27%      1010.64%         893.27%

LIMITED MATURITY BOND FUND -- INVESTOR B SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                     YEAR ENDED JUNE 30                    TO
                                                           ---------------------------------------
                                                                1997          1996          1995    JUNE 30, 1994(e)
                                                                ----          ----          ----    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $9.46         $9.70         $9.56           $9.99
                                                                -----         -----         -----           -----
Investment Activities
   Net Investment Income (Loss)............................      0.48          0.55          0.49            0.23
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      0.02         (0.22)         0.12           (0.44)
                                                                -----         -----         -----           -----
     Total from Investment Activities......................      0.50          0.33          0.61           (0.21)
                                                                 ====          ====          ====           =====
Distributions
   Net Investment Income...................................     (0.47)        (0.55)        (0.47)          (0.22)
   Tax Return of Capital...................................        --         (0.02)           --             --
                                                                -----         -----         -----           -----
     Total Distributions...................................     (0.47)        (0.57)        (0.47)          (0.22)
                                                               ======          ====          ====           =====
NET ASSET VALUE, END OF PERIOD.............................     $9.49         $9.46         $9.70           $9.56
                                                                =====          ====          ====           =====
Total Return (excluding sales and redemption
   charges)................................................      5.39%         3.43%         6.68%          (2.09)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................    $1,492        $1,547          $892            $629
   Ratio of Expenses to Average Net Assets.................      1.86%         1.84%         1.85%           1.78%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets............................................      5.02%         5.35%         5.14%           5.36%(b)
   Ratio of Expenses to Average Net Assets*................      2.10%         2.08%         2.36%           2.33%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      4.78%         5.11%         4.62%           4.81%(b)
   Portfolio Turnover Rate (c).............................    607.84%       618.60%       397.97%         353.28%

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND -- INVESTOR B SHARES

                                                                    YEAR ENDED JUNE 30              FEBRUARY 4, 1994
                                                                    ------------------                     TO
                                                                1997          1996          1995    JUNE 30, 1994(e)
                                                                ----          ----          ----    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $9.67         $9.89         $9.60          $10.14
                                                                -----         -----         -----          ------
Investment Activities
   Net Investment Income (Loss)............................      0.45          0.53          0.43            0.21
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      0.03         (0.24)         0.30           (0.54)
                                                                -----         -----         -----          ------
     Total from Investment Activities......................      0.48          0.29          0.73           (0.33)
                                                                -----         -----         -----          ------
Distributions
   Net Investment Income...................................     (0.44)        (0.51)        (0.44)          (0.21)
                                                                -----         -----         -----          ------
     Total Distributions...................................     (0.44)        (0.51)        (0.44)          (0.21)
                                                                -----         -----         -----          ------
NET ASSET VALUE, END OF PERIOD.............................     $9.71         $9.67         $9.89           $9.60
                                                                =====         =====         =====           =====
Total Return (excluding sales and redemption
   charges)................................................      5.09%         2.93%         7.84%          (3.31)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................       $1,972       $1,843          $977             $531
   Ratio of Expenses to Average Net Assets.................      1.98%         1.96%         2.06%           1.92%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets............................................      4.67%         4.78%         4.41%           4.80%(b)
   Ratio of Expenses to Average Net Assets*................      2.07%         2.05%         2.42%           2.32%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      4.58%         4.69%         4.05%           4.41%(b)
   Portfolio Turnover Rate (c).............................   1516.78        916.39%       549.13%         546.06%

GOVERNMENT INCOME FUND -- INVESTOR B SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                       YEAR ENDED JUNE 30                  TO
                                                                --------------------------------
                                                                1997          1996          1995    JUNE 30, 1994(e)
                                                                ----          ----          ----    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD.......................     $9.21         $9.39         $9.38           $9.88
                                                                -----         -----         -----           -----
Investment Activities
   Net Investment Income (Loss)............................      0.63          0.66          0.68            0.28
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................     (0.09)        (0.18)         0.01           (0.50)
                                                                -----         -----         -----           -----
     Total from Investment Activities......................      0.54          0.48          0.69           (0.22)
                                                                -----         -----         -----           -----
Distributions
   Net Investment Income...................................     (0.52)        (0.59)        (0.61)          (0.27)

   Tax Return of Capital...................................     (0.10)        (0.07)        (0.07)          (0.01)
                                                                -----         -----         -----           -----
     Total Distributions...................................     (0.62)        (0.66)        (0.68)          (0.28)
                                                                -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD.............................     $9.13         $9.21         $9.39           $9.38
                                                                =====         =====         =====           =====
Total Return (excluding sales and redemption
   charges)................................................      6.06%         5.22%         7.71%          (2.26)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................      $23,448      $19,556        $8,478           $2,787
   Ratio of Expenses to Average Net Assets.................      1.77%         1.76%         1.83%           1.77%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets............................................      6.89%         6.92%         7.28%           6.72%(b)
   Ratio of Expenses to Average Net Assets*................      2.11%         2.10%         2.44%           2.42%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      6.55%         6.58%         6.67%           6.08%(b)
   Portfolio Turnover Rate (c).............................    499.53%       348.01%       114.71%         102.24%

MICHIGAN BOND FUND -- INVESTOR B SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                      YEAR ENDED JUNE 30                   TO
                                                           --------------------------------------
                                                                1997          1996         1995     JUNE 30, 1994(e)
                                                                ----          ----         ----     ----------------

NET ASSET VALUE, BEGINNING OF PERIOD.......................    $10.76        $10.75        $10.52          $11.09
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Income (Loss)............................      0.41          0.40          0.40            0.16
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      0.13          0.04          0.24           (0.57)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      0.54          0.44          0.64           (0.41)
                                                               ------        ------        ------          ------
Distributions
   Net Investment Income...................................     (0.36)        (0.40)        (0.40)          (0.16)
   In Excess of Net Investment Income......................        --           --          (0.01)
   Net Realized Gains......................................     (0.04)        (0.03)           --             --
                                                               ------        ------        ------          ------
     Total Distributions...................................     (0.40)        (0.43)        (0.41)          (0.16)
                                                               ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD.............................    $10.90        $10.76        $10.75          $10.52
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................      5.05%         4.13%         6.28%          (3.69)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................       $3,503       $3,565        $2,270           $1,302
   Ratio of Expenses to Average Net Assets.................      1.76%         1.77%         1.78%           1.77%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets............................................      3.73%         3.57%         3.80%           3.51%(b)
   Ratio of Expenses to Average Net Assets*................      2.05%         2.06%         2.32%           2.32%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      3.44%         3.28%         3.25%           2.97%(b)
   Portfolio Turnover Rate (c).............................     28.48%        27.66%        26.06%           6.69%

MUNICIPAL BOND FUND -- INVESTOR B SHARES

                                                                                                    FEBRUARY 4, 1994
                                                                     YEAR ENDED JUNE 30                    TO
                                                           --------------------------------------
                                                                1997          1996         1995     JUNE 30, 1994(e)
                                                                ----          ----         ----     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $10.39        $10.36        $10.26          $10.76
                                                               ------        ------        ------          ------
Investment Activities
   Net Investment Income (Loss)............................      0.36          0.33          0.33            0.13
   Net Realized and Unrealized Gains (Losses)
     on Investments........................................      0.13          0.03          0.27           (0.50)
                                                               ------        ------        ------          ------
     Total from Investment Activities......................      0.49          0.36          0.60           (0.37)
                                                               ------        ------        ------          ------
Distributions
   Net Investment Income...................................     (0.32)        (0.33)        (0.33)          (0.13)
   In Excess of Net Realized Gains.........................        --           --          (0.17)            --
                                                               ------        ------        ------          ------
   Net Realized Gains......................................     (0.05)          --            --              --
                                                                ------        ----          ----            ----
     Total Distributions...................................     (0.37)        (0.33)        (0.50)          (0.13)
                                                               ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD.............................    $10.51        $10.39        $10.36          $10.26
                                                               ======        ======        ======          ======
Total Return (excluding sales and redemption
   charges)................................................      4.81%         3.48%         6.17%          (3.41)%(d)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).........................         $933         $735          $447             $359
   Ratio of Expenses to Average Net Assets.................      1.81%         1.80%         1.80%           1.80%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets............................................      3.43%         3.11%         3.22%           2.88%(b)
   Ratio of Expenses to Average Net Assets*................      2.10%         2.09%         2.33%           2.37%(b)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*...........................................      3.14%         2.82%         2.68%           2.31%(b)
   Portfolio Turnover Rate (c).............................     48.83%        47.46%        35.15%          44.39%

--------------------

NOTES TO FINANCIAL  HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b)      Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)      Not annualized.
(e) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. and Ivory & Sime plc served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.
(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL


The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by National City or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.


Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.


Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.



-------------------------------------------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                          -Foreign Securities                    -Foreign Currency Transactions
-Futures Contracts                           -Government Obligations                -Lending Portfolio Securities
-Mortgage-Related Securities                 -Other Mutual Funds                    -Portfolio Turnover
-Put and Call Options                        -Repurchase Agreements                 -Restricted Securities
-Reverse Repurchase Agreements               -When-Issued and
     and Dollar Roll Agreements                   Delayed - Delivery
                                                  Transactions
-------------------------------------------------------------------------------------------------------------------



THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan,

Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.


-------------------------------------------------------------------------------------------------------------------
THE INTERNATIONAL FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                          -Foreign Securities                    -Foreign Currency Transactions
-Futures Contracts                           -Government Obligations                -Lending Portfolio Securities
-Other Mutual Funds                          -Portfolio Turnover                    -Put and Call Options
-Repurchase Agreements                       -Restricted Securities                 -Reverse Repurchase Agreements and
-When-Issued and Delayed-                                                               Dollar Roll Agreements
     Delivery Transactions
-------------------------------------------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U
S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign Governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks, the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

---------------------------------------------------------------------------------------------------
THE BALANCED ALLOCATION FUND

See The Following Sections In Risk Factors And  Investment  Techniques
- Complex Securities             Foreign Securities                  Foreign Currency Transactions
- Futures Contracts              Government Obligations              Lending Portfolio Securities
- Medium-Grade Securities        Mortgage-Related Securities         Other Mutual Funds
- Portfolio Turnover             Put and Call Options                Repurchase Agreements
- Restricted Securities          Reverse Repurchase Agreements and   When-Issued and Delayed-
                                  Dollar Roll Agreements                  Delivery Transactions
---------------------------------------------------------------------------------------------------


THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE

INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

-------------------------------------------------------------------------------
THE EQUITY INCOME FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                     -Foreign Securities                 -Foreign Currency
-Futures Contracts                      -Government Obligations               Transactions
-Mortgage-Related Securities            -Other Mutual Funds                 -Lending Portfolio
-Put and Call Options                   -Repurchase Agreements                Securities
-Reverse Repurchase Agreements          -When-Issued and                    -Portfolio Turnover
     and Dollar Roll Agreements            Delayed-Delivery Transactions    -Restricted Securities

-------------------------------------------------------------------------------


INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."


The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond

Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser wil1 consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


---------------------------------------------------------------------------------------------
THE BOND FUND AND THE LIMITED MATURITY BOND FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Securities      -Foreign Currency Transactions
-Futures Contracts             -Government Obligations  -Guaranteed Investment Contracts
-Lending Portfolio Securities  -Medium Grade Securities -Mortgage-Related Securities
-Other Mutual Funds            -Portfolio Turnover      -Put and Call Options
-Repurchase Agreements         -Restricted Securities   -Reverse Repurchase Agreements
-When-Issued and Delayed                                   and Dollar Roll Agreements
   Delivery Transactions
---------------------------------------------------------------------------------------------


THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations."


-------------------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities             -Foreign Currency Transactions  -Futures Contracts
-Government Obligations         -Lending Portfolio Securities   -Mortgage-Related Securities
-Municipal Securities           -Other Mutual Funds             -Portfolio Turnover
-Put and Call Options           -Repurchase Agreements          -Restricted Securities
-Reverse Repurchase Agreements  -When Issued and Delayed        -Portfolio Turnover
   and Dollar Roll Agreements      Delivery Transactions
                                -Other Mutual Finds
-------------------------------------------------------------------------------------------


THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes) rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

------------------------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities               -Foreign Currency Transactions  -Foreign Securities
-Futures Contracts                -Government Obligations         -Lending Portfolio Securities
-Mortgage-Related Securities      -Other Mutual Funds             -Portfolio Turnover
-Put and Call Options             -Repurchase Agreements          -Portfolio Turnover
-Reverse Repurchase Agreements    -When-issued and Delayed        -Restricted Securities
     and Dollar Roll Agreements     -Delivery Transactions
------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four-highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the

Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION - Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), an such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("the 1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


-----------------------------------------------------------------------------------------------
TAX -FREE INCOME FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Currency              -Futures Contracts
-Government obligations                Transactions                   (Municipal Bond Fund Only)
-Medium-Grade Securities            -Lending Portfolio Securities  -Municipal Securities
-Other Mutual Funds                 -Mortgage-Related Securities   -Private Activity Bonds
-Put and Call Options               -Portfolio Turnover            -Restricted Securities
-Reverse Repurchase Agreements      -Repurchase Agreements
     and Dollar Roll Agreements     -When-Issued and Delayed-
                                       Delivery Transactions
-----------------------------------------------------------------------------------------------


MONEY MARKET FUND

THE PRIME OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE PRIME OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL.


Under normal market conditions, the Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. As a money market fund, the Prime Obligations Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, the Prime Obligations Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which the Prime Obligations Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in the Prime Obligations Fund will not exceed 90 days.

The Prime Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.


Variable amount master demand notes in which the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.


The Prime Obligations Fund may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the security, or by another third party. The Prime Obligations Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Prime Obligation Fund's permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Prime Obligations Fund may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.


Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, the Prime Obligations Fund will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of the Prime Obligations Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person" as defined in the Rule. In addition, a demand feature or guarantee may be acquired by the Prime Obligations Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).


The Prime Obligations Fund intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. The Prime Obligations Fund shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. The Prime Obligations Fund may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.


--------------------------------------------------------------------------------------------------
THE PRIME OBLIGATIONS FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                    -Foreign Securities             -Government Obligations
-Guaranteed Investment Contracts       -Lending Portfolio Securities   -Municipal Securities
-Portfolio Turnover                    -Repurchase Agreements          -Restricted Securities
-Reverse Repurchase                    -When-Issued and Delayed
    Agreements and Dollar Roll             Delivery Transaction
    Agreements
--------------------------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES


Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.


COMPLEX SECURITIES

Some of the investment techniques utilized by the Investment Adviser, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Tax-Free Income Funds and the Prime Obligations Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund and the Prime Obligations Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund wil1 be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall Performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not rove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Prime Obligations Fund may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury others, such as those of the Federal National Mortgage Association ("FNMA"), are supported b the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs applicable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund ma only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND POLICIES -The Money Market Fund" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company, on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation. Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security


MORTGAGE-RELATED SECURITIES

The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund and Prime Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated parent mortgage obligations, fifteen-year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligations scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith-and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.


The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private, mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in Determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.


Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.


MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bonds Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund and Prime Obligations Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Prime Obligations Fund may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that it invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5%. of its assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings, relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the-adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.


OTHER MUTUAL FUNDS


Each of the Funds, except the Prime Obligations Fund, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' nvestments in securities of other mutual funds are contained in the Statement of Additional Information


PRIVATE ACTIVITY BONDS


The Tax-Free Income Funds may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.



Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transaction, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities) .

REPURCHASE AGREEMENTS


Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as merger banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Statement of Additional Information.


RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the 1933 Act"), in reliance on the exemption from such, registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "Private Placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a marked in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. The Prime Obligations Fund may not invest in illiquid securities if, as a result, more than 10% of the market value of its assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES

AND POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.


No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund s liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.


LENDING PORTFOLIO SECURITIES


In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in-the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year or the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Prime Obligations Fund intends to invest primarily in securities with maturities of less than one year (although it may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Prime Obligations Fund is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the other Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in
(i) common stocks and securities convertible into common stocks and (ii) other investments will exceed ___% and ___%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. (See "Dividends and Taxes.")


INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Non-Money Market Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

None of the Funds will:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations, or in the case of the Money Market Fund, domestic bank obligations and repurchase agreements secured by such obligations;


         (b) wholly-owned finance companies will be considered to be in the industries of the their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

         (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES


The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.


INVESTMENT ADVISER AND SUBADVISER


National City, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as investment adviser to the Funds. National City is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including First of America Bank, N.A. ("FOA"). Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly owned subsidiary of FOA.


Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


The __________ Funds are managed by the ___________ Team of National City, the __________ Funds by the ___________ Team and the ___________ Funds by the
____________ Team. No single person is primarily responsible for making recommendations to the ____________ Team, ______________ Team or _____________
Team.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Prime Obligations Fund Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of the Prime Obligations Fund's average daily net assets. The Investment

Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.


Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Gulfstream will not continue as Subadviser beyond the end of the current term of its agreement in 1998.


Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States Gulfstream utilizes a team approach to investment management to ensure a disciplined investment ) process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign-securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is he sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited partner, the Investment Adviser does not possess management authority or response for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.

[As of _____________, 1998, Gulfstream had over $___ million in international assets of institutional investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.]

For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.


ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR


BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. National City serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, National City receives from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the group, but may retain some or all of any sales charge imposed upon the Investor B Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.


EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor B Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and pay also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor B Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholders reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees, fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES


Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of each Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse SEI, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay SEI, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of such Fund (the "Distribution Fee"). Such amount may be used by SEI to pay banks and their affiliates (including National City and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between SEI and the Participating Organization. Under the Investor B Plan, a Participating Organization may include SEI, its subsidiaries and its affiliates.

Also pursuant to the Investor B Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of a Fund as accrued. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor B Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor B Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.

Actual distribution and shareholder service expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor B Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges. During the fiscal year ended June 30, 1997, Rule 12-1 fees and contingent deferred sales charges collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from SEI in connection with the investment of fiduciary assets in Investor B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor B Shares.

[AS AUTHORIZED BY THE INVESTOR B PLAN, BISYS HAS ENTERED INTO A SERVICE AND COMMISSION AGREEMENT WITH SECURITY DISTRIBUTORS, INC. ("SDI"), SECURITY BENEFIT GROUP, INC. ("SBG") AND FIRST OF AMERICA BROKERAGE SERVICE, INC. ("FOA-BROKERAGE") WHICH RELATES TO PURCHASES OF INVESTOR B SHARES MADE PRIOR TO JANUARY 1, 1995. PURSUANT TO THE SERVICE AND COMMISSION AGREEMENT, FOA-BROKERAGE PERFORMS CERTAIN BROKERAGE AND RELATED SERVICES IN CONNECTION WITH THE PURCHASE OF INVESTOR B SHARES BY ITS CUSTOMERS AND MAINTAINS SHAREHOLDER ACCOUNTS FOR SUCH CUSTOMERS. ALSO PURSUANT TO THE SERVICE AND COMMISSION AGREEMENT, SBG PROVIDES FINANCING ASSISTANCE, CONSISTENT WITH THE INVESTOR B PLAN, IN CONNECTION WITH THE SERVICES PERFORMED BY FOA-BROKERAGE. SERVICES PROVIDED BY FOA-BROKERAGE INCLUDE PLACING ORDERS TO PURCHASE INVESTOR B SHARES, AS AGENT FOR ITS CUSTOMERS, PURSUANT TO THE TERMS OF ITS DEALER AGREEMENT; PROVIDING SHAREHOLDER LIAISON SERVICES; RESPONDING TO INQUIRIES; PROVIDING SUCH INFORMATION AS FOA-BROKERAGE AND SDI MUTUALLY DETERMINE TO BE APPROPRIATE IN ORDER TO PROPERLY MAINTAIN-SHAREHOLDER ACCOUNTS; AND PROVIDING AT ITS OWN EXPENSE SUCH OFFICE SPACE, EQUIPMENT, FACILITIES AND PERSONNEL AS MAY BE REASONABLY NECESSARY OR BENEFICIAL IN ORDER TO PROVIDE SUCH SERVICES TO CUSTOMERS. IN CONSIDERATION FOR SUCH SERVICES, FOA-BROKERAGE RECEIVES FROM SBG A COMMISSION RATE OF 4.00% OF THE NET ASSET VALUE OF INVESTOR B SHARES PURCHASED BY FOA-BROKERAGE AS AGENT FOR ITS CUSTOMERS. SDI, EITHER DIRECTLY OR THROUGH AN AFFILIATE, RECEIVES AMOUNTS SPECIFIED IN THE SHAREHOLDER SERVICES AND FINANCING AGREEMENT DATED FEBRUARY 1, 1994 BETWEEN BISYS AND SDI. UNDER THAT AGREEMENT, SDI RECEIVES COMPENSATION FOR FINANCING ASSISTANCE AT THE ANNUAL RATE OF UP TO 0.75% OF THE AVERAGE DAILY NET ASSETS OF INVESTOR B SHARES OF EACH FUND AND COMPENSATION FOR SHAREHOLDER SUPPORT SERVICES AT AN ANNUAL RATE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE INVESTOR B SHARES OF EACH FUND].

The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor B Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with SEI.

The Investor B Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor B Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor B Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor B Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor B Shares. Any change in the Investor B Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Board of Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor B Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

National City Bank serves as the custodian of the Group's assets. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INVESTOR B SHARES

Investor B Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor B Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor B Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor B Shares, plus an applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor B Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                  P.O. Box 8421
                        Boston, Massachusetts 02266-8421

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE

To purchase Investor B Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor B Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred . When Purchasing Investor B Shares by wire, contact the Distributor at
(800) 851-1227 or wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor B Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by National City or one of its affiliates. Investor B Shares of the Funds sold to National City or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by National City or the affiliate. With respect to such Investor B Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor B Shares of the Funds will be recorded by National City or one of its affiliates and reflected in the account statements provided to Customers. National City or one of its affiliates may exercise voting authority for those Investor B Shares for which it has been granted authority by the Customer.

Investor B Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor B Shares plus any applicable sales charge as described below. Purchases of Investor B Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor B Shares of all Funds, except the Prime Obligations Fund, are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor B Shares of the Prime Obligations Fund purchased before 11:30 a.m., Eastern Time, begin earning dividends on the same Business Day. Investor B Shares continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Investor B Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor B Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase order. However, proceeds from reclaimed shares purchased by check will not be sent until the payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor B Shares.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact National City at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor B Shares of any shareholder if, because of redemptions of Investor B Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor B Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor B Shares. If at any time a shareholder's account balance falls below $1,000, upon 30 days' notice, the Group may exercise its right to redeem such Investor B Shares and to send the proceeds to the shareholder.

Depending upon the terms of a particular Customer account, National City or one of its affiliates may charge a customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from National City or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor B Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor B Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor B Shares of the Funds by National City or one of its affiliates on behalf of a Customer may be obtained from National City or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor B Shares of the Funds will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor B Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Distributor, SEI Investments Distribution Co., c/o The Parkstone Group of Funds, Oaks, Pennsylvania 19456 and may take up to 15 days to implement.

SALES CHARGES

Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but currently investors may be subject to a contingent deferred sales charge of up to 5.00% when Investor B Shares are redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed prior to four years from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor B Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers, including First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC, in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor B Shares which are redeemed prior to five years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

                        YEAR OF                        CONTINGENT DEFERRED
                      REDEMPTION                          SALES CHARGE
                      ----------                          ------------

                         First                                 5.00%
                        Second                                 5.00%
                         Third                                 4.00%
                        Fourth                                 3.00%
                         Fifth                                 2.00%

Investor B Shares which were purchased prior to January 1, 1997 and redeemed prior to four years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

                        YEAR OF                          CONTINGENT DEFERRED
                      REDEMPTION                            SALES CHARGE
                      -----------                        -------------------
                         First                                   4.00%
                        Second                                   4.00%
                         Third                                   3.00%
                        Fourth                                   2.00%

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gain distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than four years or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totaling $22.50.

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Code ) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gain distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gain distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, an undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net, asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Investor B Shares to acquire Investor B Shares that are offered by another Fund of the Group with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund and corresponding purchase of another Fund must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.

Holders of Investor B Shares of any of the Group's Funds (including Investor B Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor B Shares at net asset value without the imposition of a contingent deferred sales charge for Investor B Shares offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

If a holder of Investor B Shares of the Prime Obligations Fund remains invested in such Fund for 18 consecutive months, the investor will be required to redeem such shares, and incur any applicable contingent deferred sales charges, or exchange their shares for Investor B Shares of another Fund.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. An exchange of Investor B Shares will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor B Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor B Shares.

A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR B SHARES -- By Telephone" below.

AUTO EXCHANGE PLAN

The Group's Auto Exchange Plan enables holders of Investor B Shares of the Prime Obligations Fund to make regular monthly or quarterly exchanges into Investor B Shares of another Fund. With shareholder authorization, the Transfer Agent will automatically exchange Investor B Shares of the Prime Obligations Fund in the amount specified (subject to the applicable minimums) on the date of the exchange. In order to participate in the Auto Exchange Plan, a minimum initial purchase of $10,000 of Investor B Shares of the Prime Obligations Fund is required.

Shareholders investing directly in Investor B Shares of the Prime Obligations Fund, as opposed to obtaining such through an exchange, will be asked to participate in the Auto Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Investor B Shares of the Prime Obligations Fund purchased initially will have been exchanged for Investor B Shares of other Funds within two years of purchase.

To participate in the Auto Exchange Plan, shareholders should complete the appropriate section of the Account Registration Form, which can be obtained by calling the Distributor. To change the Auto Exchange Plan instructions or to discontinue the feature, shareholders must send a written request to The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. The Auto Exchange Plan may be amended or terminated without notice at any time by the Distributor.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES

Before purchasing Investor B Shares of a Fund, investors should consider whether during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor B Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on Investor A Shares purchased at the same time, and to what extent such differential would be offset the higher yield of such Investor A Shares. To the extent that the sales charge for Investor A Shares is waived or reduced, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor B Shares of over $250,000.

Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor B Shares.

As described above purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own shares that are subject to higher annual expenses and, for shares purchased prior to January 1, 1997, for a four-year period, would be subject to a contingent deferred sales charge of up to 4.00% upon redemption depending upon the year of redemption. For Investor B Shares purchased on or after January 1, 1997, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during a period in which a contingent deferred sales charge may be imposed should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fees on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor B Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that had Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.

CONVERSION FEATURE

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered new purchases for purposes of the conversion feature.

The Investor A Shares into which the Investor B Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholder. The Rule 12b-1 fees which may be assessed to holders of Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor B Shares.

If a shareholder effects one or more exchanges among Investor B Shares of the Funds during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor B Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Define Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR B SHARES

Shareholders may redeem their Investor B Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be Improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor B Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that none of the Transfer Agent, BISYS, BISYS Ohio, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor B Shares, subject to applicable contingent deferred sales charges with shareholder authorization, the Transfer Agent will automatically redeem such Investor B Shares at the net asset value on the fifth and/or twentieth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor B Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor B Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at National City or one of its affiliates.

Redemption orders are effected at the net asset value per share next determined after the Investor B Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor B Shares of the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor B Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor B Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m . (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also, to the greatest extent possible, requests for same day payments upon redemption of Investor B Shares of the Prime Obligations Fund will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m. (Eastern Time), on a Business Day or, if received after 11:30 a.m. (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor B Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor B Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor B Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor B Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group or pay suspend the right of redemption or redeem Investor B Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED

The net asset value of the Investor B Shares of the Funds, with the exception of the Prime Obligations Fund, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to each of the Funds except the Prime Obligations Fund, the "Valuation Time). The net asset value of the Investor B Shares of the Prime Obligations Fund is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Prime Obligations Fund, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase an shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets of the Prime Obligations Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, the Prime Obligations Fund will maintain a dollar-weighted average portfolio of 90 days or less. Although the Group seeks to maintain the Prime Obligations Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor B Plan. Each Fund's net investment income available for distribution to the holders of Investor B Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor B Shares.

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares.
(Federal income taxes for distributions to an IRA or to qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Fund do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND (THE "EXEMPT FUNDS")


If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest received on such bonds. Shareholders receiving Social Security or railroad retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.


Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable-to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capitals gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

MISCELLANEOUS

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a

Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any.

Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may represent their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period b the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains . The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor B Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net fund and to pay return on Investor B Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor B Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group as organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor B Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor B Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the

Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

[AS OF JUNE 30, 1997, FABC, THROUGH ITS WHOLLY-OWNED SUBSIDIARIES, POSSESSED ON BEHALF OF ITS UNDERLYING ACCOUNTS VOTING OR INVESTMENT POWER WITH RESPECT TO MORE THAN 25% OF THE SHARES OF EACH OF THE FUNDS, AND THEREFORE MAY BE PRESUMED TO CONTROL EACH FUND WITHIN THE MEANING OF THE 1940 ACT].

MULTIPLE CLASSES OF SHARES

In addition to Investor B Shares, the Group also offers Investor A Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor B Shares as a result of the Investor B Plan fees applicable to Investor B Shares and because Investor B Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, Cal1 the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City and National City Bank serve as the Group's Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8421, Boston, Massachusetts 02266-8421, or calling toll-free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

THE PARKSTONE GROUP OF FUNDS
Investor B Shares


INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio  44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, Pennsylvania  19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8421
Boston, MA  02266

CUSTODIAN
National City Bank
1900 East Ninth Street
Cleveland, Ohio  44114

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA  19107

                          The Parkstone Group of Funds

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
National City Corporation
Chairman, President and
Chief Executive Officer,
Officer, NatCity
Investments, Inc.

LEIGH CARTER
Retired President and
Chief Operating Officer
B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
Operating Officer,
Kittle's Home Furnishing's
   Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
Carol Martin Gatton College
of Business and Economics,
University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
General Counsel, Eaton
Corporation
Trustee:
Meridia Health System
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
Wayne Supply Company

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS
                         THE PARKSTONE MONEY MARKET FUND

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART A.           INFORMATION REQUIRED IN A POSPECTUS
ITEM NO.

                                                                                            RULE 404(a) CROSS-REFERENCE
-----------------------------------------------------------------------------------------------------------------------
1.          Cover Page...........................................Cover Page

2.          Synopsis.............................................Prospectus Summary; Fee Tables

3.          Condensed Financial Information......................Financial Highlights; Performance Information

4.          General Description of Registrant....................Cover Page; Investment Objections and Policies;
                                                                 Investment Restrictions; Risk Factors and Investment
                                                                 Techniques; General Information - Organization of the
                                                                 Group

5.          Management of the Fund...............................Management of the Funds; Fee Tables

5A..        Management's Discussion of Fund Performance..........Not Applicable

6.          Capital Stock and Other Securities...................Dividends and Taxes; General Information - Organization
                                                                 of the Group; General Information - Multiple Classes of
                                                                 Shares;General Information - Miscellaneous

7.          Purchase of Securities Being Offered.................How to Buy Institutional Shares; How Shares are Valued

8.          Redemption or Repurchase.............................How to Redeem Your Institutional Shares

9.          Pending Legal Proceedings............................Not Applicable

-------------------------------------------------------------------------------
                                  THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

                                  GROWTH FUNDS
                       PARKSTONE SMALL CAPITALIZATION FUND
                        PARKSTONE MID CAPITALIZATION FUND
                       PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                             GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                               PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                      PARKSTONE U.S. GOVERNMENT INCOME FUND

                              TAX-FREE INCOME FUNDS
                          PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                             PARKSTONE TREASURY FUND
                             PARKSTONE TAX-FREE FUND


                       Prospectus dated September __, 1998


                                {PARKSTONE LOGO}



                                NOT FDIC INSURED

                      {THIS PAGE INTENTIONALLY LEFT BLANK.}

                                TABLE OF CONTENTS

                                                                        PAGE

PROSPECTUS SUMMARY.........................................................3
FEE TABLES (INSTITUTIONAL SHARES)..........................................6
FINANCIAL HIGHLIGHTS.......................................................9
INVESTMENT OBJECTIVES AND POLICIES........................................32
Risk Factors and Investment Techniques....................................55
Investment Restrictions...................................................70
MANAGEMENT OF THE FUNDS...................................................72
How To Buy Institutional Shares...........................................76
HOW TO REDEEM YOUR INSTITUTIONAL SHARES...................................77
HOW SHARES ARE VALUED.....................................................78
DIVIDENDS AND TAXES.......................................................79
PERFORMANCE INFORMATION...................................................82
FUNDATA(R)................................................................83
GENERAL INFORMATION.......................................................84

THE PARKSTONE GROUP OF FUNDS


INSTITUTIONAL SHARES PROSPECTUS DATED SEPTEMBER __, 1998

GROWTH FUNDS                                           For more information call
Parkstone Small Capitalization Fund                    (800) _________
Parkstone Mid Capitalization Fund                      or write to:
Parkstone Large Capitalization Fund                    Oaks, Pennsylvania 19456
Parkstone International Discovery Fund
                                                      THESE SECURITIES HAVE
GROWTH AND INCOME FUNDS                               NOT BEEN APPROVED OR
Parkstone Balanced Allocation Fund                    DISAPPROVED BY THE
Parkstone Equity Income Fund                          SECURITIES AND
                                                      EXCHANGE COMMISSION
INCOME FUNDS                                          OR ANY STATE
Parkstone Bond Fund                                   SECURITIES COMMISSION
Parkstone Limited Maturity Bond Fund                  NOR HAS THE COMMISSION
Parkstone Intermediate Government Obligations Fund    OR ANY STATE SECURITIES
Parkstone U.S. Government Income Fund                 COMMISSION PASSED UPON
                                                      THE ACCURACY OR
                                                      ADEQUACY OF THIS
                                                      PROSPECTUS.   ANY
                                                      REPRESENTATION TO THE
                                                      CONTRARY IS A CRIMINAL
                                                      OFFENSE.


TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund



The funds listed above are sixteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September __, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above.

The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.


THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF NATIONAL CITY INVESTMENT MANAGEMENT COMPANY OR ITS PARENT OR ITS AFFILIATES, AND ARE NOT ENDORSED, INSURED OR GUARANTEED BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT, ITS AFFILIATES, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.

PROSPECTUS ROADMAP
For information about the following subjects, consult the pages indicated on the table below.



                                                             INVESTMENT
                                        FINANCIAL            OBJECTIVES                 RISK FACTORS AND
                FUND                   HIGHLIGHTS           AND POLICIES                INVESTMENT TECHNIQUES
Balanced Allocation
Bond Fund
Equity Income Fund
Government Income Fund
International Discovery Fund
Intermediate Government Obligations Fund
Large Capitalization Fund
Limited Maturity Bond Fund
Michigan Municipal Bond Fund
Mid Capitalization Fund
Municipal Bond Fund
Prime Obligations Fund
Small Capitalization Fund
Tax-Free Fund
Treasury Fund
U.S. Government Obligations Fund



The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.


This Prospectus relates only to the Institutional Shares of the following Funds:

    Parkstone Small Capitalization Fund (the "Small Capitalization Fund")

    Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity
       Fund (the "Mid Capitalization Fund")
    Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
       Balanced Fund (the "Balanced Allocation Fund")

    Parkstone Equity Income Fund, formerly known as the Parkstone High Income
       Equity Fund (the "Equity Income Fund")
    Parkstone Bond Fund (the "Bond Fund")
    Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
       Government Obligations Fund")
    Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")

    Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government
      Obligations Fund")
    Parkstone Treasury Fund (the "Treasury Fund")
    Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Institutional Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.


The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("National City" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, National City has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the following Funds of the
Group:

         GROWTH FUNDS
         Small Capitalization Fund
         Mid Capitalization Fund
         Large Capitalization Fund
         International Fund

         GROWTH AND INCOME FUNDS
         Balanced Allocation Fund
         Equity Income Fund

         INCOME FUNDS
         Bond Fund
         Limited Maturity Bond Fund
         Intermediate Government Obligations Fund
         Government Income Fund

         TAX-FREE INCOME FUNDS
         Municipal Bond Fund
         Michigan Bond Fund

         MONEY MARKET FUNDS
         Prime Obligations Fund
         U.S. Government Obligations Fund
         Treasury Fund
         Tax-Free Fund

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Institutional Shares of each Fund is equal to the net asset value per share, which, in the case of the Money Market Funds, the Group will seek to maintain at $1.00. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, SEI Investments Distribution Co. ("SEI or the "Distributor). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.

Investment Objectives

            FUND                            INVESTMENT OBJECTIVE

Balanced Allocation Fund                    seeks current income, long-term
                                            capital growth and conservation of
                                            capital


Bond Fund                                   seeks to provide current income as
                                            well as preservation of capital by
                                            investing in a portfolio of high-
                                            and medium-grade fixed-income
                                            securities

Equity Income Fund                          seeks current income by investing in
                                            a diversified portfolio of high
                                            quality, dividend-paying common
                                            stocks and securities convertible
                                            into common stocks; a secondary
                                            objective is growth of capital

Government Income Fund                      seeks to provide shareholders with a
                                            high level of current income
                                            consistent with prudent investment
                                            risk

Intermediate Government                     seeks to provide current income with
Obligations Fund                            preservation of capital by investing
                                            in U.S. government securities with
                                            remaining maturities of 12 years or
                                            less

International Fund                          seeks long-term growth of capital

Large Capitalization Fund                   seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and securities
                                            convertible into common stocks of
                                            companies with large market
                                            capitalization

Limited Maturity Bond Fund                  seeks to provide current income as
                                            well as preservation of capital by
                                            investing in a portfolio of high-
                                            and medium-grade fixed income
                                            securities with remaining maturities
                                            of six years or less

Michigan Bond Fund                          seeks income which is exempt from
                                            federal income tax and Michigan
                                            state income and intangibles tax,
                                            although such income may be subject
                                            to the federal alternative minimum
                                            tax when received by certain
                                            shareholders; also seeks
                                            preservation of capital

Mid Capitalization Fund                     seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and securities
                                            convertible into common stocks

Municipal Bond Fund                         seeks to provide current interest
                                            income which is exempt from federal
                                            income taxes and preservation of
                                            capital

Prime Obligations Fund                      seeks to provide current income,
                                            with liquidity and stability of
                                            principal

Small  Capitalization Fund                  seeks growth of capital by investing
                                            primarily in a diversified portfolio
                                            of common stocks and securities
                                            convertible into common stocks of
                                            small-to-medium-sized companies

Tax-Free Fund                               seeks to provide as high a level of
                                            current interest income free from
                                            federal income taxes as is
                                            consistent with the preservation of
                                            capital and relative stability of
                                            principal


Treasury Fund                               seeks to provide current income,
                                            with liquidity and stability of
                                            principal

U.S. Government                             seeks to provide current income,
Obligations Fund                            with liquidity and stability  of
                                            principal

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

FUND                                        INVESTMENT POLICY

Balanced  Allocation Fund                   in any type or class of securities,
                                            including all types of common
                                            stocks, fixed-income securities and
                                            securities convertible into common
                                            stocks

Bond Fund                                   at least 80% of its total assets in
                                            bonds, debentures and certain other
                                            debt securities specified herein


Equity Income Fund                          at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed by the Investment
                                            Adviser to be characterized by sound
                                            management, the ability to finance
                                            expected growth and the ability to
                                            pay above-average dividends


Government Income Fund                      at least 65% of its total assets in
                                            obligations issued or guaranteed by
                                            the U.S. government or its agencies
                                            or instrumentalities; under current
                                            market conditions up to 80% of its
                                            total assets in mortgage-related
                                            securities which are issued or
                                            guaranteed by the U.S. government,
                                            its agencies or instrumentalities
                                            and up to 35% of its total assets in
                                            mortgage-related securities issued
                                            by non-governmental entities

Intermediate Government                     at least 80% of its total assets in
Obligations Fund                            obligations issued or guaranteed by
                                            the U.S. government or its agencies
                                            or instrumentalities and with
                                            remaining maturities of twelve years
                                            or less

International Fund                          at least 65% of its total assets in
                                            an internationally diversified
                                            portfolio of equity securities which
                                            trade on markets in countries other
                                            than the United States and which are
                                            issued by companies (i) domiciled in
                                            countries other than the United
                                            States, or (ii) that derive at least
                                            50% of either their revenues or
                                            pre-tax income from activities
                                            outside of the United States, and
                                            (iii) which are ranked as small or
                                            medium-sized companies on the basis
                                            of their capitalization

Large Capitalization Fund                   at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed to be
                                            characterized by sound management
                                            and the ability to finance expected
                                            long-term growth

Limited Maturity Bond Fund                  at least 80% of the value of its
                                            total assets in bonds, debentures
                                            and certain other debt securities
                                            specified herein with remaining
                                            maturities of six years or less


Michigan Bond Fund                          at least 80% of its total assets in
                                            debt securities of all types; at
                                            least 65% of its net assets in
                                            municipal securities issued by or on
                                            behalf of the State of Michigan, its
                                            political subdivisions,
                                            municipalities and public
                                            authorities

Mid Capitalization Fund                     at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed by the Investment
                                            Adviser to be characterized by sound
                                            management and the ability to
                                            finance expected growth


Municipal Bond Fund                         at least 80% of its total assets in
                                            tax-exempt obligations

Prime Obligations Fund                      invests in high quality money market
                                            instruments and other comparable
                                            investments


Small Capitalization Fund                   at least 80% of its total assets in
                                            common stocks, and securities
                                            convertible into common stocks, of
                                            companies believed by the Investment
                                            Adviser to be characterized by sound
                                            management and the ability to
                                            finance expected growth

Tax-Free Fund                               at least 80% of its total assets in
                                            municipal obligations the interest
                                            on which is both exempt from federal
                                            income tax and not treated as a
                                            preference item for federal
                                            alternative minimum tax purposes

Treasury Fund                               exclusively in obligations issued or
                                            guaranteed by the U.S. Treasury and
                                            in repurchase agreements backed by
                                            such securities


U.S. Government                             at least 65% of its total assets in
Obligations Fund                            short-term U.S. Treasury bills,
                                            notes and other obligations issued
                                            by the U.S. government or its
                                            agencies or instrumentalities



Risk Factors and Special Considerations

                  An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds


                  National City serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. National City also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of National City (the "Custodian"), serves as custodian. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.


Dividends and Taxes


                  Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.


FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)..........None
Sales Charge on Reinvested Distributions .............................None
Deferred Sales Charge on Redemptions .................................None
Redemption Fees(l) ...................................................None
Exchange Fees.........................................................None

-------------------
(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                        TOTAL
                                                  MANAGEMENT           12B-1          OTHER           OPERATING
                                                    FEES(2)            FEES        EXPENSES(2)     EXPENSES(2),(3)
                                                  ----------           -----       -----------     ----------------
GROWTH FUNDS:
Small Capitalization Fund...................         1.00%             0.00%          0.32%             1.32%
Mid Capitalization Fund.....................         1.00%             0.00%          0.31%             1.31%
Large Capitalization Fund...................         0.80%             0.00%          0.32%             1.12%
International Fund..........................         1.16%(4)          0.00%          0.39%             1.55%
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund....................         0.75%             0.00%          0.35%             1.10%
Equity Income Fund..........................         1.00%             0.00%          0.33%             1.33%
INCOME FUNDS:
Bond Fund...................................         0.70%             0.00%          0.24%             0.94%
Limited Maturity Bond Fund..................         0.55%             0.00%          0.30%             0.85%
Intermediate Government Obligations.........         0.70%             0.00%          0.28%             0.98%
Government Income Fund......................         0.45%             0.00%          0.32%             0.77%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.........................         0.55%             0.00%          0.26%             0.81%
Michigan Bond Fund..........................         0.55%             0.00%          0.21%             0.76%
MONEY MARKET FUNDS:
Prime Obligations Fund......................         0.40%             0.00%          0.23%             0.63%
U.S. Government Obligations Fund............         0.40%             0.00%          0.24%             0.64%
Treasury Fund...............................         0.40%             0.00%          0.17%             0.57%
Tax-Free Fund...............................         0.40%             0.00%          0.28%             0.68%

----------------------------------

(2)      After voluntary expense reductions.
(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.
(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.



Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.35%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.29% and 1.03%, respectively. For the Limited Maturity Bond Fund they would have been 0.74%, 0.35% and 1.09%, respectively. For the Intermediate Government Obligations Fund they would have been 0.74%, 0.33% and 1.07%, respectively. For the Government Income Fund they are estimated to be 0.74%, 0.37% and 1.11%, respectively. For the Municipal Bond Fund they would have been 0.74%, 0.36% and 1.10%, respectively. For the Michigan Bond Fund they would have been 0.74%, 0.31% and 1.05%, respectively. Other Expenses and Total Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of administrative fees, would have been 0.25% and 0.65%, respectively. For the U.S. Government Obligations Fund, they would have been 0.26% and 0.66%, respectively. For the Treasury Fund the would have been 0.27% and 0.67%, respectively. For the Tax-Free Fund, they would have been 0.30% and 0.70%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").

EXPENSE EXAMPLES


You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              1              3               5             10
                                                            YEAR           YEARS           YEARS          YEARS
                                                            ----           -----           -----          -----
GROWTH FUNDS:
Small  Capitalization Fund...........................       $ 13             $42            $72           $ 159
Mid Capitalization Fund..............................       $ 13             $42            $72           $ 158
Large Capitalization Fund............................       $ 11             $36            $62           $ 136
International Fund...................................       $ 16             $49            $84           $ 185
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund.............................       $ 11             $35            $61           $ 133
Equity Income Fund...................................       $ 14             $42            $73           $ 160
INCOME FUNDS:
Bond Fund............................................       $ 10             $30            $52           $ 115
Limited Maturity Bond Fund...........................       $  9             $27            $47           $ 105
Intermediate Government Obligations Fund.............       $ 10             $31            $54           $ 120
Government Income Fund...............................       $  8             $25            $43           $  95
TAX-FREE INCOME FUNDS:
Municipal Bond Fund..................................       $  8             $26            $45           $ 100
Michigan Bond Fund...................................       $  8             $24            $42           $  94
MONEY MARKET FUNDS:
Prime Obligations Fund...............................       $  6             $20            $35           $  79
U.S. Government Obligations Fund.....................       $  7             $20            $36           $  79
Treasury Fund........................................       $  6             $18            $32           $  71
Tax-Free Fund........................................       $  7             $22            $38           $  85


The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.


The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including National City or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the Funds since its inception. Further financial information is included in the

Statement of Additional Information and the Group's June 30, 1997 Annual Report to Shareholders which may be obtained free of charge.


The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.


On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds, outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

   SMALL CAPITALIZATION FUND - INSTITUTIONAL SHARES


                                                                               YEAR ENDED JUNE 30,
                                    ------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL SHARES                                  OCT. 31, 1998
                                                                                                                           TO
                                    1997       1996       1995       1994      1993(b)      1992    1991     1990   JUNE 30, 1989(a)
                                    ----       ----       ----       ----      -------      ----    ----     ----   ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD............  $  34.50   $  26.08   $  19.83   $  20.31    $  14.64     13.58 $  14.82  $  11.59     $  10.00
                                 --------   --------   --------   --------    --------     ----- --------  --------     --------

Investment Activities
   Net Investment Loss.........     (0.22)     (0.27)     (0.25)     (0.28)      (0.14)    (0.08)    0.14      0.04         0.06
Net  Realized and
   Unrealized Gains
   (Losses) on Investments.....     (1.12)     12.34       8.65       0.30        6.76      1.89    (1.24)     3.23         1.59
                                    -----      -----       ----       ----        ----      ----    -----      ----         ----

     Total from Investment
     Activities................     (1.34)     12.07       8.40       0.02        6.62      1.81    (1.10)     3.27         1.65
                                    -----      -----       ----       ----        ----      ----    -----      ----         ----

Distributions
   Net Investment Income.......       --         --         --         --          --        --     (0.14)    (0.04)       (0.06)
   Net Realized Gains..........     (5.25)     (3.65)     (2.15)     (0.50)      (0.95)    (0.75)    --        --           --
                                    -----      -----      -----      -----       -----     -----

     Total Distributions.......     (5.25)     (3.65)     (2.15)     (0.50)      (0.95)    (0.75)   (0.14)    (0.04)       (0.06)
                                    -----      -----      -----      -----       -----     -----    -----     -----        -----

NET ASSET VALUE,
   END OF PERIOD...............  $  27.91   $  34.50   $  26.08   $  19.83    $  20.31  $  14.64 $  13.58  $  14.82        11.59
                                 ========   ========   ========   ========    ========  ======== ========  ========      =======

Total Return (excluding
   sales and redemption
   charges)....................     (4.39)%    50.03%     45.32%     (0.15)%     45.77%    12.95%   (6.67)%   28.28%       16.60%(e)
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
       Period (000)............  $602,787   $528,866   $354,825   $271,425    $291,462  $180,079 $107,500   $94,517      $53,917
     Ratio of Expenses to
       Average Net
       Assets..................      1.32%      1.29%      1.33%      1.30%       1.26%     1.19%    1.15%     1.11%        1.29%(c)
     Ratio of Net Investment
       Loss to Average Net
       Assets..................     (0.94)%    (0.93)%    (1.06)%    (1.14)%     (0.98)%   (0.61)%   1.08%     0.37%        0.80%(c)
     Ratio of Expenses to
       Average Net
       Assets..................      1.32%      1.29%      1.33%      1.30%       1.28%     1.28%    1.33%     1.33%        1.54%(c)
     Ratio of Net Investment
       Loss to Average Net
       Assets*.................     (0.94)%    (0.93)%    (1.06)%    (1.14)%     (1.01)%   (0.70)%   0.90%     0.15%        0.55%(c)


                                                                 YEAR ENDED JUNE 30,
                                       ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                                OCT. 31, 1988
                                      -------------------------------------------------------------------------------      TO
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------

     Portfolio Turnover
       Rate (d)................       48.45%     67.22%     50.53%     72.64%     71.21%   95.02% 139.66%    83.10%         51.79%
     Average Commission
       Rate Paid
       (g).....................     $  0.0788   $ 0.0800

MID CAPITALIZATION FUND -- INSTITUTIONAL  SHARES

                                                                   YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                                OCT. 31, 1988
                                                                                                                           TO
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD............    $  20.83   $  16.62   $  14.70   $  15.10   $  12.80  $ 11.69  $12.37  $  11.48       $  10.00
                                   --------   --------   --------   --------   --------  -------  ------  --------       --------

Investment Activities
   Net Investment Loss.........       (0.13)     (0.16)     (0.08)     (0.11)     (0.01)    0.17    0.45      0.30           0.20
Net  Realized and Unrealized Gains
   (Losses) on Investments.....        1.25        .503      3.47      (0.25)      2.73     1.59   (0.53)     1.86           1.47
                                       ----        ----      ----       -----       ---     ----   -----       ---           ----

     Total from Investment
     Activities................       (1.12)      4.87       3.39      (0.36)      2.72     1.76   (0.08)     2.16           1.67
                                      -----       ----       ----       -----      ----     ----   -----      ----           ----

Distributions
   Net Investment Income.......         --         --         --       --         (0.02)   (0.17)  (0.45)    (0.28)         (0.19)
   Net Realized Gains..........       (6.13)     (0.66)     (0.49)     (0.04)     (0.40)   (0.48)  (0.15)    (0.99)           --
                                      -----      -----      -----      -----      -----    -----
   In Excess of Net
    Realized Gains.............        --        --         (0.98)     --          --      --        --      --                --

     Total Distributions.......       (6.13)     (0.66)     (1.47)     (0.04)     (0.42)   (0.65)  (0.60)    (1.27)         (0.19)
                                      -----      -----      -----      -----      -----    -----   -----     -----          -----

NET ASSET VALUE,
   END OF PERIOD...............    $  15.82   $  20.83   $  16.62   $  14.70   $  15.10 $  12.80$  11.69  $  12.37       $  11.48
                                   ========   ========   ========   ========   ======== ================  ========       ========

Total Return (excluding
   sales and redemption
   charges)....................        5.58%     29.83%     25.20%     (2.44)%    21.34%   15.18%  (0.45)%   19.23%         16.83%
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
       Period (000)............    $544,082   $650,495    $683,320   $533,260  $595,127  $407,782  $298,655 $247,683     $180,124
     Ratio of
       Expenses to Average Net
       Assets..................        1.31%      1.29%      1.29%      1.28%      1.24%    1.18%   1.10%     1.07%         1.06%(c)
     Ratio of Net Investment
       Loss to Average Net
       Assets..................       (0.80)%    (0.68)%    (0.64)%    (0.65)%    (0.09)%   1.24%   3.87%     2.51%         2.80%(c)
     Ratio of Expenses to
       Average Net Assets......        1.31%      1.29%      1.29%      1.28%      1.27%    1.26%   1.28%     1.29%         1.31%(c)
     Ratio of Net
       Investment
       Lose to
       Average Net
       Assets*.................       (0.80)%    (0.68)%    (0.65)%    (0.65)%    (0.11)%   1.15)%  3.69%     2.29%        .2.55%(c)


                                                                 YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                              OCT. 31, 1988
                                      -----------------------------------------------------------------------------      TO
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990  JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----  ----------------

     Portfolio Turnover Rate (d)      38.47%     49.27%     46.39%     70.87%     66.48%    93.76%   189.26%  136.95%    87.30%
     Average Commission
       Rate Paid (g)...........     $  0.0794   $ 0.0796

                LARGE CAPITALIZATION FUND - INSTITUTIONAL SHARES

                                                              YEAR ENDED JUNE 30,
                                                                 INSTITUTIONAL             OCT. 31, 1998
                                                                    SHARES                      to
                                                                     1997                JUNE 30, 1989 (a)
                                                                     ----                -----------------

NET ASSET VALUE, BEGINNING OF PERIOD
Investment Activities................................               $11.25                    $10.00
                                                                     -----                     -----

         Net Investment Income (Loss)................                0.03                      0.03
         Net Realized and Unrealized Gains (Losses)
           On Investments............................                3.31                      1.25
                                                                     ----                      ----
         Total from Investment Activities............                3.34                      1.28
                                                                     ----                      ----

Distributions
         Net Investment Income.......................               (0.03)                    (0.03)
         Net Realized Gains..........................               (0.08)                       --
                                                                    ------                    ------

         Total Distributions.........................               (0.11)                    (0.03)
                                                                    ------                    ------

NET ASSET VALUE, END OF PERIOD.......................               $14.48                    $11.25
                                                                    ======                    ======

Total Return (excluding sales and redemption charges)                29.81%                 12.86%(e)

RATIOS/SUPPLEMENTARY DATA:
         Net Assets, End of Period (000).............              $338,388                  $274,150
         Ratio of Expenses to Average Net Assets.....                1.12%                   2.19%(c)
         Ratio of Net Investment Income (Loss) to
           Average Net Assets........................                0.19%                   1.26%(c)
         Ratio of Expenses to Average Net Assets*....                1.12%                     2.26%
         Ratio of Net Investment Income (Loss) to
           Average Net Assets*.......................                0.19%                   1.19%(c)
         Portfolio Turnover Rate (d).................               48.44%                     0.86%
         Average Commission Rate Paid (g)............               $0.0932                   $0.0800

INTERNATIONAL  FUND - INSTITUTIONAL SHARES

                                                                                   YEAR ENDED JUNE 30,
                                                          --------------------------------------------------------
                                                                                   INSTITUTIONAL SHARES      DEC. 29, 1992
                                                         --------------------------------------------------         TO
                                                          1997         1996      1995(f)       1994         JUNE 30, 1993(a)(b)
                                                          ----         ----      -------       ----         -------------------

NET ASSET VALUE,
BEGINNING OF PERIOD .........................   $       14.11     $       12.33     $       13.24   $       11.54   $     10.00
Investment Activities
     Net Investment Income (Loss) ...........           (0.05)             0.02              0.04           (0.01)         0.04
     Net Realized and Unrealized
         Gains (Losses) on Investments
         and Foreign Currency Transactions ..            2.35              1.80             (0.33)           1.75          1.51
                                                -------------     -------------     -------------   -------------   -----------
     Total from Investment Activities .......            2.30              1.82             (0.29)           1.74          1.55
                                                -------------     -------------     -------------   -------------   -----------

Distributions Net Investment Income .........            --               (0.02)             --             (0.02)        (0.01)
     Net Realized Gains .....................            --                --               (0.62)          (0.02)         --
     In Excess of Net Investment Income .....            --               (0.02)             --              --            --
                                                -------------     -------------     -------------   -------------   -----------

     Total Distributions ....................            --               (0.04)            (0.62)          (0.04)        (0.01)
                                                -------------     -------------     -------------   -------------   -----------

NET ASSET VALUE,
 END OF PERIOD ..............................   $       16.41     $       14.11     $       12.33   $       13.24   $     11.54
                                                =============     =============     =============   =============   ===========

Total Return (excluding sales and
 redemption charges) ........................           16.34%            14.76%            (1.86)%         15.12%        15.52%(e)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000) ........   $     426,111     $     364,095     $     264,759   $     261,798   $   114,822
     Rate of Expenses to
        Average Net Assets ..................            1.55%             1.55%             1.56%           1.52%         1.58%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets ...................           (0.29)%            0.12%             0.31%          (0.30)%        0.82%(c)
     Ratio of Expenses to
        Average Net Assets* .................            1.55%             1.55%             1.59%           1.57%         1.63%(c)
     Ratio of Net Investment
        Income (Loss) to
       Average Net Assets* ..................           (0.29)%            0.12%             0.28%          (0.35)%       (0.77)%
     Portfolio Turnover Rate (d) ............           45.18%            54.47%           104.39%          37.23%        12.47%
     Average Commission Rate Paid (g) .......   $      0.0329     $      0.0321

BALANCED ALLOCATION FUND - INSTITUTIONAL SHARES


                                                                                YEAR ENDED JUNE 30,
                                                          ------------------------------------------------------------------------
                                                                                   INSTITUTIONAL SHARES             JAN. 31, 1992
                                                          -----------------------------------------------------           to
                                                          1997         1996      1995(f)       1994     1993(b)   JUNE 30, 1992(a)
                                                          ----         ----      -------       ----     -------   ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD.........................              $13.37       $12.19     $10.67       $11.08      $9.68       $10.00
                                                          ------       ------     ------       ------      -----       ------
Investment Activities
     Net Investment Income (Loss)...........                0.35        0.36        0.31         0.27       0.28         0.14
     Net Realized and Unrealized
         Gains (Losses) on Investments
         and Foreign Currencies.............                1.12        1.74        1.68        (0.41)      1.41        (0.34)
                                                            ----        ----        ----        ------      ----        ------
     Total from Investment Activities.......                1.47        2.10        1.99        (0.14)      1.69         0.20
                                                            ----        ----        ----        ------      ----         ----

Distributions
     Net Investment Income..................               (0.37)      (0.35)      (0.31)       (0.27)     (0.29)       (0.12)
     Net Realized Gains.....................               (1.48)      (0.57)      (0.03)         --         --           --
     In Excess of Net Realized Gains........                  --          --       (0.13)         --         --           --
                                                          -------     -------     ------        -------    -------      ------

     Total Distributions....................               (1.85)      (0.92)      (0.47)       (0.27)     (0.29)       (0.12)
                                                           ------      ------      ------       ------     ------       ------

NET ASSET VALUE,
 END OF PERIOD..............................              $12.99      $13.37      $12.19       $10.67     $11.08        $9.68
                                                          ======      ======      ======       ======     ======        =====

Total Return (excluding sales and
 redemption charges)........................               11.86%      17.81%      19.22%      (1.44)%     17.66%       (2.06)%(e)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000)........            $245,347    $113,493     $89,294     $71,427     42,318       $38,136
     Rate of Expenses to
        Average Net Assets..................                1.10%       1.16%       1.25%       1.09%       1.15%        1.19%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets...................                2.77%       2.62%       2.75%       2.49%       2.70%        3.46%(c)
     Ratio of Expenses to
        Average Net Assets*.................                1.36%       1.41%       1.52%       1.39%       1.46%        1.50%(c)
     Ratio of Net Investment
        Income (Loss) to
       Average Net Assets*..................                2.51%       2.37%       2.47%       2.18%       2.40%        3.13%(c)
     Portfolio Turnover Rate (d)............              425.05%     437.90%     250.66%     192.39%     177.99%       47.58%
     Average Commission Rate Paid (g)                    $0.0518     $0.0848


EQUITY INCOME  FUND -- INSTITUTIONAL  SHARES


                                                                YEAR ENDED JUNE 30,
                                       ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                                OCT. 31, 1988
                                      ---------------------------------------------------------------------------          TO
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD............    $  17.30   $  14.49   $  13.50   $  14.69   $  13.14   $12.48  $12.19  $  11.35    $  10.00
                                   --------   --------   --------   --------   --------   ------  ------  --------    --------

Investment Activities
   Net Investment Loss.........        0.34       0.34       0.39       0.39       0.45     0.54    0.57      0.56        0.35
Net  Realized and Unrealized Gains
   (Losses) on Investments.....        3.51       3.26       1.00      (0.56)      1.69     0.99    0.38      1.04        1.32
                                       ----       ----        ---       -----       ---     ----    ----      ----        ----

     Total from Investment
     Activities................        3.85       3.60       1.39      (0.17)      2.14     1.53    0.95      1.60        1.67
                                       ----       ----       ----       -----      ----     ----    ----       ---        ----

Distributions
   Net Investment Income.......       (0.33)     (0.34)     (0.39)--   (0.39)     (0.45)   (0.54)  (0.59)    (0.54)      (0.32)
   In Excess of Net Investment Income  --         --        (0.01)      --          --     --        --       --            --
   Net Realized Gains..........       (1.69)     (0.45)     --         (0.24)     (0.14)   (0.33)  (0.07)    (0.22)        --
   In Excess of Net Realized Gains     --        --         --         (0.39)      --      --        --      --             --

     Total Distributions.......       (2.02)     (0.79)     (0.40)     (1.02)     (0.59)   (0.87)  (0.66)    (0.76)      (0.32)
                                      -----      -----      -----      -----      -----    -----   -----     -----       -----

NET ASSET VALUE,
   END OF PERIOD...............    $  19.13   $  17.30   $  14.49   $  13.50   $  14.69 $  13.14$  12.48  $  12.19    $  11.35
                                   ========   ========   ========   ========   ======== ================  ========    ========

Total Return (excluding
   sales and redemption
   charges)....................       23.80%     25.30%     10.55%     (1.53)%    16.73%   12.56%   8.22%    14.37%      16.97%
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
       Period (000)............    $315,878  $337,318    $346,164   $355,538   $384,240 $270,549  $150,980  $96,344    $66,367
     Ratio of Expenses to
       Average Net Assets......        1.33%      1.32%      1.32%      1.30%      1.26%    1.19%   1.13%     1.11%       1.16%(c)
     Ratio of Net Investment
       Loss to Average
       Net Assets..............        1.89%      2.11%      2.86%      2.64%      3.28%    4.12%   4.75%     4.69%       4.92%(c)
     Ratio of Expenses to
       Average Net Assets......        1.33%      1.32%      1.32%      1.30%      1.28%    1.27%   1.31%     1.33%       1.41%(c)


                                                                  YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                               OCT. 31, 1988
                                      -----------------------------------------------------------------------------        to
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------
     Ratio of Net Investment
       Loss to Average Net
       Assets*.................        1.89%      2.11%      2.86%      2.64%      3.25%    4.03%   4.57%     4.47%        4.67%(c)
     Portfolio Turnover
        Rate (d)...............       20.14%     40.75%     77.70%     69.35%     67.26%   68.42% 115.686%   53.08%       29.55%
     Average Commission
       Rate Paid (g)...........     $  0.0800   $ 0.0800

BOND FUND -- INSTITUTIONAL  SHARES

                                                                   YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                               OCT.. 31, 1988
                                      ------------------------------------------------------------------------------       to
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990     JUNE, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----     -------------
NET ASSET VALUE,
BEGINNING OF PERIOD............     $  9.56    $  9.72    $  9.29   $  10.53   $  10.54   $10.07  $10.00  $  10.11   $  10.00
                                    -------    -------    -------   --------   --------   ------  ------  --------   --------

Investment Activities
   Net Investment Loss.........        0.59       0.59       0.61       0.60       0.71     0.75    0.77      0.78       0.53
Net  Realized and Unrealized Gains
   (Losses) on Investments.....        0.17      (0.16)      0.43      (0.72)      0.46     0.56    0.08     (0.11)      0.09
                                       ----      ------      ----       -----      ----     ----    ----     ------      ----

     Total from Investment
     Activities................        0.76       0.43       1.04      (0.12)      1.17     1.31    0.85      0.67       0.62
                                       ----       ----       ----       -----       ---     ----    ----       ---       ----

Distributions
   Net Investment Income.......       (0.59)     (0.59)     (0.61)--   (0.58)     (0.73)   (0.76)  (0.78)    (0.78)     (0.51)
   Net Realized Gains..........       --         --         --         --         (0.45)   (0.08)  --        --           --
                                                                                  -----    -----
   In Excess of Net Realized Gains     --        --         --         (0.54)      --      --        --      --            --

     Total Distributions.......       (0.59)     (0.59)     (0.61)     (1.12)     (1.18)   (0.84)  (0.78)    (0.78)     (0.51)
                                      -----      -----      -----      -----      -----    -----   -----     -----      -----

NET ASSET VALUE,
   END OF PERIOD...............     $  9.73    $  9.56    $  9.72    $  9.29   $  10.53 $  10.54$  10.07  $  10.00   $  10.11
                                    =======    =======    =======    =======   ======== ================  ========   ========

Total Return (excluding
   sales and redemption
   charges)....................        8.20%      4.49%     11.78%     (1.52)%    11.84%   13.47%   8.80%     6.94%      6.42%(e)
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
       Period (000)............    $492,102   $549,336   $509,189   $469,903  $442,291  $477,526   $432,25 $316,477    $123,928
     Ratio of Expenses   to
       Average Net Assets......        0.94%      0.94%      1.02%      0.88%      0.87%    0.87%   0.84%     0.81%      0.82%(c)
     Ratio of Net Investment
       Lose to Average Net
       Assets..................        6.13%      5.96%      6.54%      5.97%      6.50%    7.19%   7.72%     8.04%      8.06%(c)
     Ratio of Expenses to
       Average Net Assets......        1.03%      1.03%      1.14%      1.02%      1.01%    1.01%   1.02%     1.02%      1.06%(c)


                                                                 YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                                OCT. 31, 1988
                                      -----------------------------------------------------------------------------        TO
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------

     Ratio of Net Investment
       Loss to Average Net
       Assets*.................        6.04%      5.87%      6.42%      5.83%      6.36%    7.05%   7.54%     7.83%        7.82%(c)
     Portfolio Turnover
       Rate (d)................      827.00%   1189.27%   1010.6%     893.27.%   443.98%  289.38% 339.74%   314.71%      121.08%

LIMITED MATURITY BOND FUND -- INSTITUTIONAL  SHARES

                                                                                YEAR ENDED JUNE 30,
                                         --------------------------------------------------------------
                                                                              INSTITUTIONAL SHARES
                                         --------------------------------------------------------------
                                         1997       1996     1995       1994      1993(b)     1992
                                         ----       ----     ----       ----      -------     ----

NET ASSET VALUE,                         $9.48      $9.71    $9.57      $10.18    $10.25      $9.93
                                         -----      -----    -----      ------    ------      -----
BEGINNING OF PERIOD

Investment Activities
      Net Investment Loss.........        0.57      0.65      0.58        0.64      0.65       0.71
Net Realized and Unrealized Gains
(Losses) on Investments...........        0.02     (0.21)     0.13       (0.59)     0.13       0.35
                                          ----     ------                ------     ----       ----

         Total from Investment
           Activities.............        0.59      0.44      0.71        0.05      0.78       1.06
                                          ----      ----      ----        ----      ----       ----


Distributions
      Net Investment Income.......       (0.58)    (0.65)     (0.57)     (0.62)    (0.69)     (0.71)
      In Excess of Net
         Investment Income........        --       (0.01)     --         --         --         --
      Net Realized Gains..........        --         --       --         --        (0.16)     (0.03)
      In Excess of Net
         Realized Gains...........        --         --       --         (0.04)     --         --
      Tax Return on Capital.......        --       (0.01)     --         --         --         --
                                                   ------
         Total Distributions......       (0.58)    (0.67)     (0.57)     (0.66)    (0.85)     (0.74)
                                         ------    ------     ------     ------    ------     ------

NET ASSET VALUE,
END OF PERIOD.....................       $9.49      $9.48    $9.71        $9.57   $10.18     $10.25
                                         =====      =====    =====        =====   ======     ======

Total Return (excluding sales
      and redemption charges).....        6.42%     4.65%     7.76%       0.43%     7.98%     11.00%
RATIOS/SUPPLEMENTARY DATA:
      Net Assets, End of
         Period (000).............     $136,126   $136,681 $141,781   $156,678   $141,706   $117,241
      Ratio of Expenses to Average
Net Assets........................        0.85%     0.84%     0.84%       0.76%     0.72%      0.83%
      Ratio of Net Investment Loss to
         to Average Net Assets....        6.03%     6.32%     6.11%       6.32%     6.45%      7.13%
      Ratio of Expenses to Average
         Net Assets...............        1.10%     1.08%     1.11%       1.05%     1.01%      1.05%
      Ratio of Net Investment Loss to
         Average Net Assets*......        5.78%     6.08%     5.84%       6.03%     6.16%      6.91%
      Portfolio Turnover Rate (d)       607.84%   618.60%  397.97%      353.28%   123.10%     87.75%

                                       YEAR ENDED JUNE 30,
                                       ------------------------------
                                       INSTITUTIONAL SHARES  OCT. 31,
                                       ------------------   1988 TO
                                           1991       1990   JUNE 30,
                                           ----       ----   --------
                                                             1989(a)
NET ASSET VALUE,                           $9.88     $10.08    $10.00
                                           -----     ------    ------
BEGINNING OF PERIOD

Investment Activities
      Net Investment Loss.........          0.72       0.83    0.53
Net Realized and Unrealized Gains
(Losses) on Investments...........          0.10      (0.15)   0.02
                                            ----      ------   ----

         Total from Investment
           Activities.............          0.82       0.68    0.02
                                            ----       ----    ----

Distributions
      Net Investment Income.......         (0.73)     (0.83)   (0.47)
      In Excess of Net
         Investment Income........          --         --      --
      Net Realized Gains..........         (0.04)     (0.05)   --
      In Excess of Net
         Realized Gains...........          --         --      --
      Tax Return on Capital.......          --         --      --

         Total Distributions......         (0.77)     (0.88)   (0.47)
                                           ------     ------   ------

NET ASSET VALUE,
END OF PERIOD.....................         $9.93      $9.88    $10.08
                                           =====      =====    ======

Total Return (excluding sales
      and redemption charges).....          8.66%      7.10%   5.70%
RATIOS/SUPPLEMENTARY DATA:
      Net Assets, End of
         Period (000).............       $70,870    $43,696    $71,627
      Ratio of Expenses to Average
Net Assets........................          0.91%      0.92%   0.88%(c)
      Ratio of Net Investment Loss to
         to Average Net Assets....          7.47%      8.01%   8.19%(c)
      Ratio of Expenses to Average
         Net Assets...............          1.10%      1.14%   1.12%(c)
      Ratio of Net Investment Loss to
         Average Net Assets*......          7.28%      7.79%   7.95%(c)
      Portfolio Turnover Rate (d)         161.32%    319.11%   117.37%

INTERMEDIATE GOVERNMENT OBLIGATIONS  FUND -- INSTITUTIONAL  SHARES


                                                                   YEAR ENDED JUNE 30,
                                      ----------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                                OCT. 31, 1988
                                      ----------------------------------------------------------------------------         to
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD............       $9.71      $9.93      $9.62     $10.53     $10.42   $10.05    $9.91    $10.05         $10.00
                                      -----      -----      -----     ------     ------   ------    -----    ------          -----

Investment Activities
   Net Investment Loss.........        0.55       0.62       0.52       0.60       0.68     0.71     0.74      0.79           0.50
Net  Realized and Unrealized Gains
   (Losses) on Investments.....        0.03      (0.24)      0.31      (0.66)      0.22     0.46     0.15     (0.11)         (0.02)
                                       ----      ------      ----      ------      ----     ----     ----     ------         ------

     Total from Investment
     Operations................        0.58       0.38       0.83      (0.06)      0.90     1.17     0.89     (0.68)         (0.48)
                                       ----       ----       ----      ------      ----     ----     ----     ------         ------

Distributions
   Net Investment Income.......       (0.56)     (0.60)     (0.52)     (0.60)     (0.73)   (0.71)   (0.75)    (0.79)         (0.43)
   Net Realized Gains..........       --         --         --         --         (0.06)   (0.09)   --        (0.03)         --
   In Excess of Net
    Realized Gains.............       --         --         --         (0.25)      --      --       --                       --

     Total Distributions.......       (0.56)     (0.60)     (0.52)     (0.85)     (0.79)   (0.80)   (0.75)    (0.82)         (0.43)
                                      -----      -----      -----      -----      -----    -----    -----     -----          -----

NET ASSET VALUE,
   END OF PERIOD...............     $  9.73    $  9.71    $  9.93    $  9.62   $  10.53 $  10.42  $  10.05   $  9.91       $  10.05
                                    =======    =======    =======    =======   ======== ========  ========   =======       ========

Total Return (excluding
   sales and redemption
   charges)....................        6.11%      3.95%      9.02%     (0.80)%     8.94%   12.03%   9.32%     7.07%      4.92%(e)
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
       Period (000)                 $187,856   $225,313    $249,169   $281,232  $272,607  $234,906 $142,864 $100,205       $83,212
     Ratio of Expenses to
       Average Net Assets......        0.98%      0.96%        1.04%    0.90%   0.87%       0.87%   0.86%     0.85%       0.87%(c)
     Ratio of Net Investment
       Loss to Average Net Assets      5.66%      5.76%        5.43%    5.90%   6.54%       7.07%   7.48%     8.04%       7.79%(c)
     Ratio of Expenses to
       Average Net Assets......        1.07%      1.05%        1.16%    1.04%   1.01%       1.01%   1.04%     1.06%       1.11%(c)


                                                                  YEAR ENDED JUNE 30,
                                     ----------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES                               OCT. 31, 1988
                                     -----------------------------------------------------------------------------         to
                                      1997       1996       1995       1994      1993(b)    1992     1991    1990   JUNE 30, 1989(a)
                                      ----       ----       ----       ----      -------    ----     ----    ----   ----------------


     Ratio of Net Investment
       Lose to Average Net Assets*    5.57%       5.67%      5.31%      5.76%      6.40%    6.93%   7.30%     7.83%         7.55%(c)
     Portfolio Turnover
       Rate (d)................     1516.78%    916.39%    549.13%    546.06%    225.90%  114.76% 164.59%   294.62%       111.96%

GOVERNMENT INCOME FUND - INSTITUTIONAL SHARES

                                                                       YEAR ENDED JUNE 30,
                                                            ------------------------------------------
                                                                     INSTITUTIONAL SHARES                   NOV. 12, 1992
                                                            ------------------------------------------           TO
                                                            1997        1996        1995        1994      JUNE 30, 1993(a)(b)
                                                            ----        ----        ----        ----      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD................        $ 9.25      $ 9.42      $ 9.41      $10.04          $10.00
                                                            ------      ------      ------      ------          ------

Investment Activities
   Net Investment Income (Loss).....................          0.72        0.75        0.76        0.74            0.48
   Net Realized and Unrealized Gains (Losses) on             (0.10)      (0.17)       0.01       (0.63)           0.04
                                                           -------     -------     -------     -------       ---------
     Investments....................................
     Total From Investment Activities...............          0.62        0.58        0.77        0.11            0.52
                                                           -------     -------     -------     -------       ---------

Distributions
   Net Investment Income............................         (0.61)      (0.67)      (0.68)      (0.73)          (0.48)
   Tax Return of Capital............................         (0.11)      (0.08)      (0.08)      (0.01)             --
                                                           -------     -------     -------     -------    ------------
     Total Distributions............................         (0.72)      (0.75)      (0.76)      (0.74)          (0.48)
                                                           -------     -------     -------     -------        --------

NET ASSET VALUE, END OF PERIOD......................        $ 9.15      $ 9.25      $ 9.42      $ 9.41          $10.04
                                                            ======      ======      ======      ======          ======

Total Return (excluding sales and redemption charges)         6.91%       6.34%       8.70%       1.04%           5.37%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period (000)................      $148,854    $130,615    $110,190    $101,506         $71,862
Ratio of Expenses to Average Net Assets.............          0.77%       0.76%       0.83%       0.72%           0.70%(c)
Ratio of Net Investment Income (loss) on Average Net          7.90%       7.94%       8.25%       7.51%           7.49%(c)
   Assets...........................................
Ratio of Expenses to Average Net Assets.............          1.11%       1.10%       1.19%       1.11%           1.09%(c)
Ratio of Net Investment Income (Loss) on Average Net          7.56%       7.60%       7.89%       7.12%           7.09%(c)
   Assets...........................................
Portfolio Turnover Rate (d).........................        499.53%     348.01%     114.71%     102.24%         135.06%

MICHIGAN BOND FUND - INSTITUTIONAL SHARES

                                                                YEAR ENDED JUNE 30,
                                            ------------------------------------------------------------------
                                                               INSTITUTIONAL SHARES                                  JULY 2, 1990
                                            -------------------------------------------------------------------          TO
                                            1997         1996        1995         1994       1993(b)       1992    JUNE 30, 1991(a)
                                            ----         ----        ----         ----       -------       ----    ----------------
NET ASSET VALUE, BEGINNING OF
   PERIOD...........................        $10.77       $10.76      $10.53       $10.97      $10.58       $10.14      $10.00
                                            ------       ------      ------       ------      ------       ------      ------


Investment Activities
   Net Investment Income (Loss).....          0.51        0.50         0.50         0.48        0.50         0.52        0.55
   Net Realized and Unrealized Gains          0.14         0.04        0.25        (0.36)       0.47         0.44        0.11
                                            ------       ------      ------       -------     ------       ------      ------
     (Losses) on Investments........
     Total From Investment Activities..       0.65         0.54        0.75         0.12        0.97         0.96        0.66
                                            ------       ------      ------       ------      ------       ------      ------

Distributions
   Net Investment Income............         (0.49)       (0.50)      (0.50)       (0.46)      (0.54)       (0.52)      (0.52)
   In Excess of Net Investment Income..        --           --        (0.02)         --           --          --          --
   Net Realized Gains...............         (0.04)       (0.03)        --         (0.01)      (0.04)         --          --
   In Excess of Net Realized Gains..           --           --          --         (0.09)         --          --          --
                                           ------       ------      ------        ------      ------      ------      ------
     Total Distributions............         (0.53)       (0.53)      (0.52)       (0.56)       (0.58)      (0.52)      (0.52)
                                           -------      -------     -------      -------      -------     -------     -------

NET ASSET VALUE, END OF PERIOD......        $10.89       $10.77      $10.76       $10.53      $10.97       $10.58      $10.14
                                            ======       ======      ======       ======      ======       ======      ======

Total Return (excluding sales and             6.11%        5.12%       7.33%        1.02%       9.42%        9.73%       6.77%(e)
redemption charges).................

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period (000)...   $194,950     $185,191    $176,068     $181,051     $165,414    $146,782      $90,182
Ratio of Expenses to Average Net              0.76%        0.77%       0.78%        0.75%       0.76%        0.84%       0.57%(c)
   Assets...........................
Ratio of Net Investment Income (Loss)         4.73%        4.57%       4.79%        4.35%       4.70%        5.15%       5.67%(c)
   to Average Net Assets............
Ratio of Expenses to Average Net              1.05%        1.06%       1.07%        1.04%       1.05%        1.05%       1.15%(c)
   Assets...........................
Ratio of Net Investment Income (Loss)         4.44%        4.28%       4.50%        4.06%       4.41%        4.93%       5.18%(c)
   to Average Net Assets............
Portfolio Turnover Rate (d).........         28.48%       27.66%      26.06%        6.69%      35.81%       19.97%      45.30%

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES


                                                                YEAR ENDED JUNE 30,
                                    ---------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL SHARES                               OCT. 31, 1988
                                    ---------------------------------------------------------------------------         TO
                                    1997       1996       1995       1994      1993(b)    1992     1991    1990  JUNE 30, 1989(a)
                                    ----       ----       ----       ----      -------    ----     ----    ----  ----------------

NET ASSET VALUE,
BEGINNING OF PERIOD............  $  10.43   $  10.39   $  10.29   $  10.92   $  10.58   $10.20   $10.03  $  10.18      $  10.00
                                 --------   --------   --------   --------   --------   ------   ------  --------      --------

Investment Activities
   Net Investment Loss.........      0.46       0.43       0.46       0.41       0.49     0.52     0.55      0.57          0.40
Net Realized and
   Unrealized Gains
   (Losses) on Investments.....      0.14       0.04       0.27      (0.31)      0.48     0.39     0.18     (0.12)         0.14
                                  -------    -------    -------    -------    -------  -------   ------   -------       -------

     Total from Investment
     Activities................      0.60       0.47       0.73       0.10       0.97     0.91     0.73      0.45          0.54
                                  -------    -------    -------     ------    -------  -------   ------   -------       -------

Distributions
   Net Investment Income.......     (0.44)     (0.43)     (0.46)     (0.40)     (0.53)   (0.52)   (0.56)    (0.58)        (0.36)
   In Excess of Net
      Investment Income........      --           --      (0.17)        --          --     --        --       --             --
   Net Realized Gains..........     (0.05)        --         --      (0.21)     (0.10)   (0.01)      --        (0.02)          --
     In Excess of Net
      Realized Gains...........      --           --         --      (0.12)      --      --          --      --               --

     Total Distributions.......     (0.49)     (0.43)     (0.63)     (0.73)     (0.63)   (0.53)   (0.66)    (0.60)         (0.36)
                                    -----      -----      -----      -----      -----    -----    -----     -----          -----

NET ASSET VALUE,
   END OF PERIOD...............  $  10.54   $  10.43   $  10.39   $  10.29   $  10.92 $  10.58 $  10.20  $  10.03       $  10.18
                                 ========   ========   ========   ========   ======== ======== ========  ========       ========

Total Return (excluding
   sales and redemption
   charges)....................      5.89%      4.55%      7.25%      0.81%      9.48%    9.11%   7.51%     4.57%          5.52%(e)
RATIOS/SUPPLEMENTARY
   DATA:
     Net Assets, End of
   Period (000)................   $134,579  $132,527    $134,784   $147,687  $146,302 $130,788 $98,186  $100,455        $68,256
     Ratio of Expenses to
       Average Net Assets......      0.81%      0.80%      0.80%      0.77%      0.73%    0.81%   0.87%     0.85%          0.85%(c)
     Ratio of Net Investment
       Loss to Average Net
       Assets..................      4.41%      4.10%      4.21%      3.83%      4.61%    5.09%   5.49%     5.78%         6.112%(c)
     Ratio of Expenses to
       Average Net Assets......      1.10%      1.09%      1.08%      1.06%      1.02%    1.03%   1.06%     1.06%          1.09%(c)
     Ratio of Net Investment
       Investment Loss to
       Average Net Assets*.....      4.12%      3.81%      3.93%      3.53%      4.31%    4.88%   5.29%     5.57%          5.87%(c)
     Portfolio Turnover Rate (d)    48.83%     47.46%     35.15%     44.39.%    67.26%   66.31%  76.55%   113.12%         82.22%

PRIME OBLIGATIONS FUND -- INSTITUTIONAL SHARES

                                                  YEAR ENDED JUNE 30,
                                   ---------------------------------------------------------------------------------------
                                                  INSTITUTIONAL SHARES
                                   ----------------------------------------------------------------------------------

                                     1997              1996             1995               1994             1993(b)
                                     ----              ----             ----               ----            -------

NET ASSET VALUE, BEGINNING OF
     PERIOD .................    $      1.000      $      1.000      $      1.000      $      1.000      $      1.000
                                 ------------      ------------      ------------      ------------      ------------
Investment Activities
     Net Investment Income ..           0.049             0.051             0.048             0.028             0.029
                                 ------------      ------------      ------------      ------------      ------------
Distributions
     Net Investment Income ..          (0.049)           (0.051)           (0.048)           (0.028)           (0.029)
                                 ------------      ------------      ------------      ------------      ------------
NET ASSET VALUE, END OF
     PERIOD .................    $      1.000      $      1.000      $      1.000      $      1.000      $      1.000
                                 ============      ============      ============      ============      ============

  Total Return ................         5.01%              5.17%             4.91%             2.85%             2.91%
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000) .......       $677,324            596,075      $    640,380      $    561,697      $    478,821
     Ratio of Expenses to
         Average Net Assets .           0.63%              0.64%             0.65%             0.64%             0.64%
Ratio of Net Investment
    Income (Loss) to
    Average Net Assets ......           4.90%              5.05%             4.83%             2.84%             2.88%
Ratio of Expenses to
    Average Net Assets ......           0.65%              0.66%             0.67%             0.66%             0.66%
Ratio of Net Investment
    Income (Loss) to
    Average Net Assets ......           4.88%              5.03%             4.81%             2.82%             2.86%


                                                              YEAR ENDED JUNE 30,
                                   -------------------------------------------------------------------------------
                                                               INSTITUTIONAL SHARES                   AUG. 24, 1987
                                   ---------------------------------------------------------------         to
                                         1992              1991         1990             1989         JUNE 30, 1988(a)
                                         ----              ----         ----             ----         ----------------

NET ASSET VALUE, BEGINNING OF
     PERIOD .................       $      1.000      $      1.000     $ 1.000           $ 1.000         $1.000
                                    ------------      ------------     -------           -------         ------
Investment Activities
     Net Investment Income ..              0.046             0.069       0.080             0.083          0.056
                                    ------------      ---------------  ---------      ------------  -----------
Distributions
     Net Investment Income ..             (0.046)           (0.069)     (0.080)           (0.083)        (0.056)
                                    ------------      ----------------  --------      ------------  -----------
NET ASSET VALUE, END OF
     PERIOD .................       $      1.000      $      1.000      $1.000            $1.000         $1.000
                                    ============      ================  ========      ============  ===========

  Total Return ................            4.75%             7.15%        8.32%             8.58%          5.76%(e)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000) .......          $690,908           $702,340    $ 547,351      $    526,450      $241,545
     Ratio of Expenses to
         Average Net Assets .              0.64%             0.64%         0.65%             0.62%         0.60%(c)
Ratio of Net Investment
    Income (Loss) to
    Average Net Assets ......              4.61%             6.86%         8.03%             8.26%        6.48%(c)
Ratio of Expenses to
    Average Net Assets ......              0.66%             0.66%         0.67%             0.66%        0.70%(c)
Ratio of Net Investment
    Income (Loss) to
    Average Net Assets ......              4.59%             6.84%         8.01%             8.22%        6.38%(c)


TAX-FREE FUND - INSTITUTIONAL SHARES

                                                                     YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------
                                                                    INSTITUTIONAL SHARES
                                      ---------------------------------------------------------------------------
                                      1997         1996       1995        1994      1993(b)    1992       1991
                                      ----         ----       ----        ----      -------    ----       ----

NET ASSET VALUE, BEGINNING OF
     PERIOD....................       $1.000      $1.000      $1.000     $1.000     $1.000     $1.000     $1.000
                                      ------      ------      ------     ------     ------     ------     ------
Investment Activities
     Net Investment Income.....        0.029       0.030       0.030      0.019      0.019      0.033      0.046
                                       -----       -----       -----      -----      -----      -----      -----
Distributions
     Net Investment Income.....       (0.029)     (0.030)     (0.030)   (0.0019)    (0.019)    (0.033)    (0.046)
                                      ------      ------      ------    -------     ------     ------     ------
NET ASSET VALUE, END OF
     PERIOD                           $1.000      $1.000      $1.000     $1.000     $1.000     $1.000     $1.000
                                      ======      ======      ======     ======     ======     ======     ======
Total Return                            2.94%       3.02%       3.00%      1.92%      2.10%      3.34%      4.73%
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000)               $108,884    $106,154     $98,489    $84,465    $86,292   $141,913   $139,615
     Ratio of Expenses to
         Average Net Assets             0.68%       0.66%       0.64%      0.58%      0.55%      0.59%      0.60%
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets             2.90%       2.97%       2.97%      1.90%      2.08%      3.29%      4.63%
     Ratio of Expenses to
         Average Net Assets*            0.70%       0.68%       0.70%      0.68%      0.65%      0.69%      0.70%
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets*            2.88%       2.95%       2.91%      1.80%      1.98%      3.19%      4.53%


                                           YEAR ENDED JUNE 30,
                                    ---------------------------------
                                    INSTITUTIONAL
                                        SHARES           JULY 30,
                                    ----------------        TO
                                    1990      1989   JUNE 30, 1988(a)
                                    ----      ----   ----------------

NET ASSET VALUE, BEGINNING OF
     PERIOD....................     $1.000    $1.000    $1.000
                                    ------    ------    ------
Investment Activities
     Net Investment Income.....      0.054     0.055     0.040
                                     -----     -----     -----
Distributions
     Net Investment Income.....     (0.054)   (0.055)   (0.040)
                                   --------  -------   -------
NET ASSET VALUE, END OF
     PERIOD                         $1.000    $1.000    $1.000
                                    ======    ======    ======
Total Return                          5.75%     5.62%     4.08%(e)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000)             $142,004  $120,031  $107,199
     Ratio of Expenses to
         Average Net Assets           0.61%     0.63%     0.64%(c)
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets           5.43%     5.46%     4.34%(c)
     Ratio of Expenses to
         Average Net Assets*          0.70%     0.73%     0.75%(c)
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets*          5.34%     5.36%     4.23%(c)

TREASURY FUND - INSTITUTIONAL SHARES




                                                            YEAR  ENDED JUNE 30,                                  DECEMBER 1, 1993
                                            -----------------------------------------------------------                  to
                                                    1997                   1996                   1995             JUNE 30, 1994(a)
                                                    ----                   ----                   ----           ------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.000                 $1.000                 $1.000                 $1.000
                                                   ------                 ------                 ------                 ------
Investment Activities

   Net Investment Income                            0.048                  0.050                  0.048                  0.017
                                                    -----                  -----                  -----                  -----
Distributions
    Net Investment Income                          (0.048)                (0.050)                (0.048)                (0.017)
                                                   -------                -------                -------                -------
NET ASSET VALUE, END OF PERIOD                     $1.000                 $1.000                 $1.000                 $1.000
                                                   ======                 ======                 ======                 ======
Total Return                                         4.93%                  5.14%                  4.91%                  1.72%(e)
RATIOS/SUPPLEMENTAL DATA:
     Net Assets at End of Period (000)           $324,377               $223,416               $192,232                $76,035
     Ratio of Expenses to Average Net
       Assets                                        0.57%                  0.60%                  0.64%                  0.54%(c)
     Ratio of Net Investment Income
      (Loss) to Average Net Assets                   4.83%                  4.98%                  4.95%                  3.15%(c)
     Ratio of Expenses to Average Net
       Assets*                                       0.67%                  0.70%                  0.78%                  0.74%(c)
     Ratio of Net Investment Income
       (Loss) to Average Net Assets*                 4.73%                  4.88%                  4.81%                  2.95%(c)


U.S. GOVERNMENT OBLIGATIONS FUND - INSTITUTIONAL SHARES


                                                                    YEAR ENDED JUNE 30,
                                      --------------------------------------------------------------------------
                                                                  INSTITUTIONAL SHARES
                                      --------------------------------------------------------------------------
                                      1997       1996        1995         1994      1993(b)   1992       1991
                                      ----       ----        ----         ----      -------   ----       ----

NET ASSET VALUE, BEGINNING OF
     PERIOD....................      $1.000       $1.000    $1.000       $1.000    $1.000    $1.000     $1.000
                                     ------       ------    ------      -------     -----    ------     ------
Investment Activities
     Net Investment Income.....       0.048        0.050      0.048       0.028     0.028     0.044      0.066
                                      -----        -----      -----       -----     -----     -----      -----
Distributions
     Net Investment Income.....      (0.048)      (0.050)    (0.048)     (0.028)   (0.028)   (0.044)    (0.066)
                                      -----        ------    ------      ------    ------    ------     ------
NET ASSET VALUE, END OF
     PERIOD                          $1.000       $1.000     $1.000      $1.000    $1.000    $1.000     $1.000
                                     ======       ======     ======      ======    ======    ======     ======
Total Return                           4.89%        5.10%      4.87%       2.79%     2.86%     4.78%      6.82%
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000)              $210,162     $207,451   $227,565    $192,612  $223,855  $400,242   $341,903
     Ratio of Expenses to
         Average Net Assets            0.64%        0.64%      0.67%       0.67%     0.64%     0.64%      0.65%
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets            4.79%        4.99%      4.76%       2.74%     2.81%     4.43%      6.54%
     Ratio of Expenses to
         Average Net Assets*           0.66%        0.66%      0.69%       0.69%     0.66%     0.66%      0.67%
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets*           4.77%        4.97%      4.74%       2.72%     2.79%     4.41%      6.52%




                                           YEAR ENDED JUNE 30,
                                      ------------------------------------
                                    INSTITUTIONAL SHARES    AUG. 24, 1987
                                    --------------------      TO
                                       1990       1989   JUNE 30, 1988(a)
                                       ----       ----   ----------------

NET ASSET VALUE, BEGINNING OF
     PERIOD....................        $1.000    $1.000       $1.000
                                       ------    ------       ------
Investment Activities
     Net Investment Income.....         0.078    (0.080)      (0.055)
                                        -----   -------      -------
Distributions
     Net Investment Income.....        (0.078)   (0.080)      (0.055)
                                       ------   -------      -------
NET ASSET VALUE, END OF
     PERIOD                            $1.000    $1.000       $1.000
                                       ======    ======       ======
Total Return                             8.10%     8.31%        5.66%(e)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of
         Period (000)                $248,671  $201,012     $136,823
     Ratio of Expenses to
         Average Net Assets              0.65%     0.63%        0.62%(c)
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets              7.79%     8.00%        6.25%(c)
     Ratio of Expenses to
         Average Net Assets*             0.67%     0.68%        0.73%(c)
     Ratio of Net Investment
         Income (Loss) to
         Average Net Assets*             7.77%     7.95%        6.14% (c)

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


        (a) Period from commencement of operations.

        (b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

        (c) Annualized.

        (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

        (e) Not annualized.

        (f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the International Fund and the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date, Ivory & Sime International, Inc. an Ivory & Sime served as subadvisers to the International Fund and the Balanced Allocation Fund had no subadviser.

        (g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL


The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by National City or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fun is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.


Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodian receipts representing beneficial interests in any of the foregoing securities.


Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities.

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited-consistent, above-average growth in revenues and earnings, strong Management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.


Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.




-------------------------------------------------------------------------------------------------------------

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE
CAPITALIZATION FUND

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                         -Foreign Securities                 -Foreign Currency
                                                                                 Transactions
-Futures Contracts                          -Government Obligations             -Lending Portfolio
                                                                                  Securities
-Mortgage-Related Securities                -Other Mutual Funds                 -Portfolio Turnover
-Put and Call Options                       -Repurchase Agreements              -Restricted Securities
-Reverse Repurchase Agreements
 and Dollar Roll Agreements
-------------------------------------------------------------------------------------------------------------

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

-------------------------------------------------------------------------------
THE INTERNATIONAL FUND

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities       -Foreign Securities          -Foreign Currency
                                                          Transactions
-Futures Contracts        -Government Obligations      -Lending Portfolio
                                                          Securities
-Other Mutual Funds       -Portfolio Turnover          -Put and Call Options
                          -When-Issued and             -Reverse Repurchase
                            Delayed-Delivery              Agreements and Dollar
                            Transactions                  Roll Agreements
-------------------------------------------------------------------------------



GROWTH AND INCOME FUNDS

THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U
S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest ratio in categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES Medium-Grade Securities."


The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.


The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign Governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of critical increases in interest rates that have caused significant declines in bond prices.


From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.


-------------------------------------------------------------------------------
THE BALANCED ALLOCATION FUND

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities              -Foreign Securities                       -Foreign Currency
                                                                            Transactions
-Futures Contracts               -Government Obligations                   -Lending Portfolio
                                                                            Securities
-Medium-Grade Securities         -Mortgage-Related Securities              -Other Mutual Funds
-Portfolio Turnover              -Put and Call Options                     -Repurchase Agreements
-Restricted Securities           -Reverse Repurchase                       -When-Issued and
                                                                              Delayed-Delivery,
                                   Agreements and Dollar                      Deliver Transactions
                                   Roll Agreements

-------------------------------------------------------------------------------

THE EQUITY INCOME  FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.


The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.


Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and those of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

---------------------------------------------------------------------------------------------------------
THE EQUITY INCOME FUND

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                         -Foreign Securities                 -Foreign Currency
                                                                                  Transactions
-Futures Contracts                          -Government Obligations             -Lending Portfolio
                                                                                  Securities
-Mortgage-Related Securities                -Other Mutual Funds                 -Portfolio Turnover
-Put and Call options                       -Repurchase Agreements              -Restricted Securities
-Reverse Repurchase Agreements              -When-issued and Delayed
  and Dollar Roll Agreements                 Delivery Transactions
---------------------------------------------------------------------------------------------------------

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.


Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.


Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."


The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


The Bond Fund and the Limited Maturity Bond Fund each will invest only corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."


The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian

Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.


An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital , the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.




--------------------------------------------------------------------------------------------------------------
THE BOND FUND AND THE LIMITED MATURITY BOND FUND
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex securities                         -Foreign Currency                           -Foreign Securities
                                                                                          Transactions
-Futures Contracts                          -Government obligations                     -Lending Portfolio
                                                                                          Securities
-Medium-Grade Securities                    -Mortgage-Related Securities                -Municipal Securities
-Other Mutual Funds                         -Portfolio Turnover                         -Put and Call Options
-Repurchase Agreements                      -Restricted Securities                      -Reverse Repurchase
-When-Issued and                                                                          Agreements and
  Delayed-Delivery                                                                        Dollar Roll
  Transactions                                                                            Agreements

--------------------------------------------------------------------------------------------------------------



THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government

Obligations Fund attempts to minimize the fluctuation in its shares, net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculation the weighted average maturity of the Intermediate Government obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES --- Government Obligations."

-------------------------------------------------------------------------------
THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                         -Foreign Currency                           -Futures Contracts
                                             Transactions
-Government obligations                     -Lending Portfolio Securities               -Mortgage-Related
                                                                                          Securities
-Municipal Securities                       -Other Mutual Funds                         -Portfolio Turnover
-Put and Call Options                       -Repurchase Agreements                      -Restricted Securities
-Reverse Repurchase Agreements              -When-Issued and Delayed-
  and Dollar Roll Agreements                  Delivery Transactions

--------------------------------------------------------------------------------



THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the
U. S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below, For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations".


The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

-----------------------------------------------------------------------------------------------------
THE GOVERNMENT INCOME FUND

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                         -Foreign Currency                   -Foreign Securities
                                              Transactions
-Futures Contracts                          -Government Obligations             -Lending Portfolio
                                                                                  Securities
-Mortgage-Related Securities                -Other Mutual Funds                 -Portfolio Turnover
-Put and Call Options                       -Repurchase Agreements              -Restricted Securities
-Reverse Repurchase                         -When-Issued and Delayed-
  Agreements and Dollar Roll                  Delivery Transactions
  Agreements
-----------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item or individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U. S. territories and possessions of Guam, the U. S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and

Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.


The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."


Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.


Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, which such other securities of any one issuer limited for the purposes of this calculation to an amount not greater that 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

--------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                -Foreign Currency Transactions      -Futures Contracts
-Government Obligations            -Lending Portfolio Securities        Municipal Bond
                                                                        Fund only
-Medium-Grade Securities           -Mortgage-Related Securities        -Municipal Securities
-Other Mutual Funds                -Portfolio Turnover                 -Private Activity
                                                                        Bonds
-Put and Call Options              -Repurchase Agreements              -Restricted Securities
-Reverse Repurchase Agreements     -When-Issued and Delayed-Delivery
 and Dollar Roll Agreements         Transactions
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities                    -Foreign Currency Transactions           -Futures Contracts (Municipal
-Government Obligations                -Lending Portfolio Securities              Bond Fund only)
-Medium-Grade Securities               -Mortgage-Related Securities             -Municipal Securities
-Other Mutual Funds                    -Portfolio Turnover                      -Private Activity Bonds
-Put and Call Options                  -Repurchase Agreements                   -Restricted Securities
-Reverse Repurchase Agreements         -When-Issued and Delayed-Delivery
  and Dollar  Roll  Agreements           Transactions

-------------------------------------------------------------------------------



                               MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S.GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.


The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If the Investment Adviser deems it appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the

U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.


As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of lot of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers, acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Each of the Money Market Funds may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the securities or by another third party. The Money Market Funds use these arrangements to provide liquidity-and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will-adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.


Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.


Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person," as defined in the Rule. In addition, a demand feature or guarantee may be acquired by a Money Market Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).


Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Tax-Free Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deem necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.


-------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS

SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                         -Foreign Securities                 -Government Obligations
  (except Treasury Fund)                    -Lending Portfolio Securities       -Municipal Securities
-Guaranteed Investment Contracts            -Private Activity Bonds               (except Treasury Fund)
  (Prime Obligations Fund only)               (Tax-Free Fund only)              -Put and Call Options
-Portfolio Turnover                         -Restricted Securities                (Tax-Free Fund only)
-Repurchase Agreements                        (except Treasury Fund)            -Reverse Repurchase
-When-Issued and Delayed-                                                         Agreements and Dollar
  Delivery Transactions                                                           Roll Agreements
-------------------------------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.


COMPLEX SECURITIES


Some of the investment techniques utilized by the Investment Adviser and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives" among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they represent substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.


For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

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If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid-Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing Eurodollar certificates of deposit ("CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETD"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CDs"), which are essentially the same as ETD, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CPC, and Europaper.

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

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers, stock, a Fund can avoid currency risks during the

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settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which man foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and assigned for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depositary of an unsponsored facility frequently is under no obligation to distribute Shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and entities in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's future positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit price volatility than ordinary debt securities because of the manner in which-their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").


Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary


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authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.


GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the four highest rating categories assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.


Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no


                                      -60-
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event, however, would the Fund be required to liquidate an such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES


The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.


The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjusted-rate mortgage obligations. All of these mortgage obligations can be used to create pass through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form to periodic payments of interest, principal and payments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated repayments have an adverse impact on yields for pass-through purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the litigation is repaid. The opposite is true for pass-through purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed y the full faith and credit of the United States government.


The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools-of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such




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securities is becoming increasing liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.


Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance-subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, to whether with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates plunged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.


The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.


MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facilities being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings, relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of receipts interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

OTHER MUTUAL FUNDS

Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each


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Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.


PUT AND CALL OPTIONS


Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid is premiums to writers of options. Each Fund may so engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has rewritten). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by improvements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay call upon exercise.

In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts either solely to facilitate portfolio liquidity, shorten the maturity of the underlying securities or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS


Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registers under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven (7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by enter into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements, in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold b a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund s liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES


In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.


PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in (i) common stocks and securities convertible into common stocks and (ii) other investments will exceed ___% and ___%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. (See "Dividends and Taxes".) Portfolio turnover will not be a limiting factor in making investment decisions.


INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the Non-Money Market Funds, with the exception of the Michigan Bond Fund, may:


         Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


None of the Funds will:


1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations, or in the case of the Money Market Funds, domestic bank obligations and repurchase agreements secured by such obligations;

         (b) wholly-owned finance companies will be considered to be in the industries of the their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

         (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.




MANAGEMENT OF THE FUNDS


BOARD OF TRUSTEES


The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.


INVESTMENT ADVISER AND SUBADVISER


National City, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as investment adviser to the Funds. National City is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including First of America Bank, N.A. ("FOA"). Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly owned subsidiary of FOA.

Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

The _____________ Funds are managed by the ___________ Team of National City, the ____________ Funds by the __________ Team, and the _____________ Funds by
the ___________ Team. No single person is primarily responsible for making recommendations to the ________ Team, ________ Team or __________ Team.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment

Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Gulfstream will not continue as Subadviser beyond the end of the current term of its agreement in 1998.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States Gulfstream utilizes a team approach to investment management to ensure a disciplined investment ) process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign-securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is he sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited Partner, the Investment Adviser does not possess management authority or response for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.

[As of _____________, 1998, Gulfstream had over $___ million in international assets of institutional investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.]

For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.


ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR


BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. National City serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc. a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator National City receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares, and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES


The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal administration fees, legal expenses, advisory and fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders, reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.


The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distribution of materials such as shareholder reports, prospectuses and proxies to current shareholders Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


National City Bank serves as the custodian of the Group's assets. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.


While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INSTITUTIONAL SHARES


Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer. Institutional Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia.


Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of institutional Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Money Market Funds will purchased before 11:30 a.m., Eastern Time, begin earning dividends on the same Business Day. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The group strongly recommends that investors of substantial amounts use federal funds to purchase-Institutional Shares.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemptions of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES


All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.


Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, receipts from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request or redemption is received by the Transfer Agent before 4:00 p.m., (Eastern
Time), on a Business Day or, if received after 4:00 p.m.,

(Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day by payments upon redemption of Institutional Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 11:30 a.m., (Eastern Time), on a Business Day or, if received after 11:30 a.m., (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholder of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Institutional Shares of the Money Market Funds is determined and the shares are priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Money Market Funds, the "Valuation Times"). A "Business Day" is a day on which the NYSE 's open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Net asset value per share for a particular class for purposes of icing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.


Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free

Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Funds do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.


Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")


If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest received on such bonds. Shareholders receiving Social Security or railroad retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.


Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable-to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capitals gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

MISCELLANEOUS

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.


PERFORMANCE INFORMATION


From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may represent their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period (the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses , although a Fund ma also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.


Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those established by various services including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in resorts to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.



Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R).


Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also seek directly with a Group representative, employed by the Transfer Agent, during regular business hours.


GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares, and Institutional Shares. Each share represents an equal proportionate interest in a Fund with is entitled to such dividends and other shares of the same Fund, and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.


An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.


The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


[As of June 30, 1997, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment owner with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.]

MULTIPLE CLASSES OF SHARES


In addition to Institutional Shares, the Group also offers Investor A Shares and Investor B Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on-Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.


MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City and National City Bank serve as the Group's Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8421, Boston, MA 02266-8421, or by calling toll-free (800)
________.


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                          The Parkstone Group of Funds


BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
National City Corporation
Chairman, President and
Chief Executive Officer,
Officer, NatCity
Investments, Inc.

LEIGH CARTER
Retired President and
Chief Operating Officer
B.F.Goodrich Company
Director:
Acromed Corporation
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
Operating Officer,
Kittle's Home Furnishing's
   Center, Inc.


ROBERT J. FARLING
Retired Chairman, President
and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
Carol Martin Gatton College
of Business and Economics,
University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
General Counsel, Eaton
Corporation
Trustee:
Meridia Health System
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
Wayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio  44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, Pennsylvania  19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8421
Boston, MA  02266

CUSTODIAN
National City Bank
1900 East Ninth Street
Cleveland, Ohio  44114

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA  19107

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR A SHARES
                                INVESTOR B SHARES
                                INVESTOR C SHARES
                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                   FORM N - 1A
                              CROSS-REFERENCE SHEET

PART B.           INFORMATION REQUIRED IN A  STATEMENT OF ADDITIONAL INFORMATION
ITEM NO.

                                                                                              RULE 404(a)  CROSS-REFERENCE
-----------------------------------------------------------------------------------------------------------------------------------
10.         Cover Page....................................................Cover Page
11.         Table of Contents.............................................Table of Contents
12.         General Information and History...............................Not Applicable
13.         Investment Objectives and Policies............................Investment Objectives and Policies; Investment
                                                                          Restrictions; Portfolio Turnover
14.         Management of the Fund........................................Management of the Group
15.         Control Persons and Principal Holders of Securities...........Principal Holders of Voting Securities
16.         Investment Advisory and Other Services........................Investment Adviser; Administrator and
                                                                          Sub-Administrator; Distributor; Custodian,
                                                                          Transfer Agent and Fund Accounting Services;
                                                                          Independent Auditors; Legal Counsel
17.         Brokerage Allocation and Other Practices......................Portfolio Transactions; Distributor
18.         Capital Stock and Other Securities............................Description of Shares
19.         Purchase, Redemption and Pricing of Securities Being Offered..Net Asset Value; Additional Purchase and
                                                                          Redemption Information
20.         Tax Status....................................................Additional Tax Information; Additional Tax
                                                                          Information Concerning the Exempt Funds;
                                                                          Additional Tax Information Concerning the
                                                                          International Fund and Emerging Markets Fund
21.         Underwriters..................................................Distributor; Portfolio Transactions
22.         Calculation of Performance Data...............................Yields of the Money Market Funds; Yields of the
                                                                          Non-Money Market Funds; Calculation of Total
                                                                          Return; Distribution Rates
23.         Financial Statements..........................................Financial Statements



STATEMENT OF ADDITIONAL INFORMATION                                       PAGE 1

                          THE PARKSTONE GROUP OF FUNDS


                       Statement of Additional Information
                               September __, 1998


                                  GROWTH FUNDS
                       Parkstone Small Capitalization Fund
                        Parkstone Mid Capitalization Fund
                       Parkstone Large Capitalization Fund
                     Parkstone International Discovery Fund


                             GROWTH AND INCOME FUNDS
                          Parkstone Equity Income Fund
                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund

                                  INCOME FUNDS
                               Parkstone Bond Fund
                      Parkstone Limited Maturity Bond Fund
               Parkstone Intermediate Government Obligations Fund
                      Parkstone U.S. Government Income Fund


                              TAX-FREE INCOME FUNDS
                          Parkstone Municipal Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                             Parkstone Treasury Fund
                             Parkstone Tax-Free Fund


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the following Prospectuses (the "Prospectuses") of the Funds: Each of the Investor A Shares, Investor B Shares and Institutional Shares Prospectuses dated September __, 1998 and the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund Prospectus dated September __, 1998, any of which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at _____________, Oaks, Pennsylvania 19456, or by telephoning toll free (800) _________.

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                           PAGE





INVESTMENT OBJECTIVES AND POLICIES............................................2
Additional Information On Portfolio Instruments...............................2
Additional Investment Limitations............................................18
Portfolio Turnover...........................................................19

NET ASSET VALUE..............................................................21
Valuation Of The Money Market Funds..........................................22
Valuation Of The Non-Money Market Funds......................................23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................23
MANAGEMENT OF THE GROUP......................................................24
Trustees And Officers........................................................24
Investment Adviser And Subadviser............................................29
Portfolio Transactions.......................................................34
Authority To Act As Investment Adviser.......................................37
Glass-Steagall Act...........................................................37
Administrator And Sub-Administrator..........................................38
Expenses.....................................................................41
Distributor..................................................................41
Custodian, Transfer Agent And Fund Accounting Services.......................44
Independent Auditors.........................................................45
Legal Counsel................................................................45

ADDITIONAL INFORMATION.......................................................45
Description Of Shares........................................................45
Vote Of A Majority Of The Outstanding Shares.................................47
Shareholder And Trustee Liability............................................47
Additional Tax Information...................................................48
Additional Tax Information Concerning The Exempt Funds.......................51
Additional Tax Information Concerning The International Discovery Fund.......53
Yields Of The Money Market Funds.............................................54
Yields Of The Non-Money Market Funds.........................................55
Calculation Of Total Return..................................................56
Distribution Rates...........................................................58
Performance Comparisons......................................................59
Miscellaneous................................................................60

PRINCIPAL HOLDERS OF VOTING SECURITIES.......................................61

FINANCIAL STATEMENTS.........................................................65

APPENDIX ....................................................................66


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



                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS


         The Parkstone Group of Funds (the "Group") is an open-end management investment company composed of eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the eighteen portfolios (collectively, the "Funds" and singly, a "Fund").

         The Group includes four money market Funds: the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund and the Tax-Free Fund (collectively, the "Money Market Funds"), each of which, except the Tax-Free Fund, seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The Tax-Free Fund seeks to provide current income free from federal income taxes, preservation of capital and relative stability of principal. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high-quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such obligations.

         In addition, the Group has fourteen variable net asset value Funds: the Small Capitalization Fund , the Mid Capitalization Fund (formerly, the Parkstone rEquity Fund), the Large Capitalization Fund, the International Discovery Fund, the Conservative Allocation Fund, the Balanced Allocation Fund (formerly, the Parkstone Balanced Fund), the Aggressive Allocation Fund, the Equity Income Fund (formerly, the Parkstone High Income Equity Fund), the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (collectively, the "Non-Money Market Funds"). The Small Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities of companies with large market capitalization. The International Discovery Fund seeks the long-term growth of capital. The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth. The Equity Income Fund seeks current income as well as capital growth by investing in high quality dividend-paying stocks and securities convertible into common stocks. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Limited Maturity Bond Fund seeks current income with preservation of capital by investing in a portfolio of high and medium-grade fixed-income securities with maturities of six years or less. The Intermediate Government Obligations Fund seeks current income with preservation of capital by investing in a portfolio of U.S. government obligations with maturities of 12 years or less. The U.S. Government Income Fund seeks to provide shareholders with a high level of current income consistent with prudent investment risk. The Municipal Bond Fund seeks federal tax-exempt income with preservation of capital by investing in tax-exempt fixed-income securities. The Michigan Municipal Bond Fund seeks income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Michigan Municipal Bond Fund also seeks preservation of capital. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Discovery Fund are sometimes referred to as the Growth Funds. The Conservative Foundation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Equity Income Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and U.S. Government Income Fund are sometimes referred to as the Income Funds. The Michigan Municipal Bond Fund and Municipal Bond Fund are sometimes referred to as the Tax-Free Income Funds.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the eighteen Funds described above. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

         Additional Information on Portfolio Instruments
         -----------------------------------------------

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the Prospectus for that Fund.


                  BANK OBLIGATIONS. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.


         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers ' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian-offices of major Canadian banks.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Subject to the limitations described in the Prospectuses, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the U.S. Government Income Fund and the Michigan Municipal Bond Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by National City Investment Management Corporation ("National City" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Municipal Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive

Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. National City will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Discovery Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Discovery Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund and Limited Maturity Bond Fund will acquire foreign securities only when National City or Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser"), the subadviser of the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, believes that the risks associated with such investments are minimal.

          VARIABLE AND FLOATING RATE NOTES. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may acquire variable and floating rate notes subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by National City, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, National City will consider the earning power, cash flow and liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of the calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest adjusted no less frequently than every 397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.


         MONEY MARKET MUTUAL FUNDS. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of money market mutual funds.


         MUNICIPAL SECURITIES. The Tax-Free Fund and Municipal Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market conditions, at least 80% of the total assets of each such Fund will be invested in Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Municipal Securities, the Tax-Free Fund and Municipal Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds , and pollution control bonds.

         Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.


         The assets of the Michigan Municipal Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangible taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.


         Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income and intangibles taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.


         Other types of Michigan Municipal Securities which the Michigan Municipal Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, Municipal Bond Fund and Michigan Municipal Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund") may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. National City will consider such an event in determining whether a Fund should continue to hold the obligation.


         An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

         GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury Obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         TAXABLE OBLIGATIONS. Under normal market conditions, each of the Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government;
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks' which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

         OPTIONS TRADING. Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non- Money Market Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or , in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss


         Each of the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund and U.S. Government Income Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


         PUTS. Each Exempt Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Such Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus (ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

         Puts may be acquired by the Exempt Funds to facilitate the liquidity of their respective-portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar weighted average portfolio maturity of the Tax-Free Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Variable and Floating Rate Notes" and "NET ASSET VALUE" in this Statement of Additional Information.

         The Exempt Funds expect that each such Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Funds may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).


         The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in National City's opinion, present minimal credit risks.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of National City or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.


         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.


         MORTGAGE-RELATED SECURITIES. Each of the Funds, except the International Discovery Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund, may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectuses.

         Mortgage-related securities, for purposes of the Funds' Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.


         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress and owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


         MEDIUM-GRADE SECURITIES. The Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may each invest in securities which are rated within the four highest rating categories assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by National City. ("Medium-Grade Securities").


         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.


         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, National City conducts its own independent credit analysis of Medium-Grade Securities.

         RESTRICTED SECURITIES. Each of the Funds, except the Treasury Fund, may invest in Section 4(2) securities. "Section 4(2) Securities," as described in the Prospectuses, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) Securities which have not been determined to be liquid in excess of 15% (10% in the case of the Money Market Funds) of the total assets of that Fund. The Group's Board of Trustees has delegated to National City the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.


         National City may deem Section 4(2) Securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, National City generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         REPURCHASE AGREEMENTS. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which National City deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although management of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. As discussed in the Prospectuses, each of the Group's Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Income and Tax-Free Income Funds, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

         FUTURES CONTRACTS. Each of the Growth Funds, Growth and Income Funds, Income Funds and the Municipal Bond Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. National City and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Group's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.


         FOREIGN CURRENCY OPTIONS. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.


         FOREIGN CURRENCY FUTURES TRANSACTIONS. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.


         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


         LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each of the Funds except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Custodian and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower days the Fund any dividends or interest paid on such securities. Loans are subject to termination on by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recover of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which National City or Gulfstream has determined are creditworthy under guidelines established by the Group's Board of Trustees.



ADDITIONAL INVESTMENT LIMITATIONS

         Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "ADDITIONAL

INFORMATION Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         No Fund may:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

         2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, future contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 15% (10% in the case of a Money Market Fund) of its net assets in illiquid securities.

         The Funds do not intend to purchase securities while their outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.



Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


         Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. Portfolio turnover rates for each of the other Funds for the fiscal period ended May 31, 1998 and the fiscal year ended 1997, were as follows:



                                            Fiscal Period Ended                          Fiscal Year Ended
                                               May 31, 1998                                June 30, 1997
Fund                                             (Percent)                                   (Percent)

Small Capitalization                                                                           48.45

Mid Capitalization                                                                             38.47

Large Capitalization                                                                           48.44

International Discovery                                                                        45.18

Equity Income                                                                                  20.14

Conservative Allocation(1)                                                                     62.11

Balanced Allocation                                                                           425.05

Aggressive Allocation(1)                                                                       44.68

Bond                                                                                          827.00

Limited Maturity Bond                                                                         607.84

Intermediate Government                                                                     1,516.78
 Obligations

Government Income                                                                             499.53

Municipal Bond                                                                                 48.83

Michigan Municipal Bond                                                                        28.48


         (1) Portfolio turnover rates were only available for the Conservative Allocation Fund and the Aggressive Allocation Fund since their inception on December 30, 1996.

         The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and, in the case of the Municipal Bond Fund and the Michigan Municipal Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. With respect to the Conservative Allocation Fund, the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 600%. With respect to the Aggressive Allocation Fund, the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 500%. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.


         Significant changes in the portfolio turnover rates for the Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund were primarily the result of fundamental changes in the prospects of the companies held and/or the availability of better opportunities. In addition, with respect to the Small Capitalization Fund and the Mid Capitalization Fund, portfolio turnover was affected by equity market capitalization exceeding $2.5 billion and $10 billion, respectively. For the Equity Income Fund, reduced portfolio turnover resulted from sustained suitability of securities held in the portfolio. The decrease in portfolio turnover for the International Discovery Fund was principally due to the fact that there were fewer changes in country allocation during the latest 12-month period ended June 30, 1997 as heavier weighting in continental Europe and lesser weighting in the Far East were maintained.


         For the Group's Income Funds, changes in portfolio turnover rates occurred in connection with changes in opportunities perceived by the Investment Adviser to be profitable to the Funds and their shareholders.


                                 NET ASSET VALUE


         As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day other than a day on which no shares of the Fund are rendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The offering prices for Investor A Shares of the Non-Money Market Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:



         Net Assets                                            [$188,645,098.79]
         Outstanding Shares                                      [6,848,131.825]
         Net Asset Value Per Share                             [$         27.55]
         Sales Charge, 4.50% of
           the offering price (4.71 of NAV) per share                     [1.30]
                                                              ------------------

         Offering Price                                         $        [28.85]


         The offering prices for Investor B Shares of the Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:


         Net Assets                                          [$ 46,894,946.20]
         Outstanding Shares                                    [1,737,673.274]
         Net Asset Value Per Share                            $        [26.99]
         Sales Charge                                                    0.00
                                                              ------------------

         Offering Price                                       $        [26.99]


         The offering prices for Institutional Shares of the Non-Money Market Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:


         Net Assets                                          [$602,787,656.89]
         Outstanding Shares                                   [21,595,314.558]
         Net Asset Value Per Share                            $        [27.91]
         Sales Charge                                                    0.00
                                                              ------------------

         Offering Price                                       $        [27.91]



Valuation of the Money Market Funds
-----------------------------------

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

Valuation of the Non-Money Market Funds
---------------------------------------

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, SEI Investment Distribution Co. ("SEI" or the "Distributor"), and SEI has agreed to use appropriate efforts to solicit all purchase orders. The Group's Funds offer one or more of the following classes of shares: Investor A Shares, Investor B Shares and Institutional Shares. In addition to purchasing shares directly from SEI, Institutional Shares may be purchased at net asset value through procedures established by SEI in connection with the requirements of financial institutions, including the Trust Department of National City Bank, an affiliate of the Funds' Investment Adviser, National City or National City Bank's affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of National City Bank and its affiliates.


         As stated in the relevant Prospectuses , the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY INVESTOR A SHARES" in the relevant Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Investor A Share Prospectus applies to purchases of Investor A Shares of a Fund.


         The public offering price of Investor B Shares of each Fund is their net asset value per share. Investor B Shares redeemed prior to five years from the date of purchase may be subject to a contingent deferred sales charge of 2.00% to 5.00%. Investor B Shares purchased prior to January 1, 1997 may be subject to a contingent deferred sales charge of 2.00% to 4.00%, if redeemed prior to four years from the date of purchase.



         The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Group to determine the fair market value of its net assets.

         The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.

                             MANAGEMENT OF THE GROUP

         Trustees and Officers


         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. One officer of the Trust, Herbert R. Martens, Jr., also serves as a Trustee.


         The Trustees of the Group, their addresses, birth dates and principal occupations during the past five years are as follows:



        Names, Addresses        Positions(s) Held                 Principal Occupation
         and Birthdates          With the Group                  During Past 5 Years
      -------------------        --------------                  -------------------
     Robert D. Neary            Chairman of the Board      Retired Co-Chairman of Ernst &
     32980 Creekside Drive                                 Young, April 1984 - September 1993;
     Pepper Pike, OH 44124                                 Director, Cold Metal Products, Inc.,
     Age 64


        Names, Addresses        Positions(s) Held                 Principal Occupation
         and Birthdates          With the Group                  During Past 5 Years
      -------------------        --------------                  -------------------

                                                           since March 1994; Director, Zurn
                                                           Industries, Inc. (building products
                                                           and construction services), since
                                                           June 1995; Chairman of the board of
                                                           Armada Funds since November 1996 and
                                                           a trustee since August 1996.

     Leigh Carter*                     Trustee             Retired President and Chief
     13901 Shaker Blvd., #6B                               Operating Officer, B.F. Goodrich
     Cleveland, OH  44120                                  Company, August 1986 to September
     Age 72                                                1990; Director, Adams Express
                                                           Company (closed-end investment
                                                           company), April 1982 to December 1997;
                                                           Director, Acromed Corporation (producer
                                                           of spinal implants), since June 1992;
                                                           Director, Petroleum & Resources Corp.,
                                                           April 1987 to December 1997; Director,
                                                           Morrison Products (manufacturer of
                                                           blower fans and air moving equipment),
                                                           since April 1983; Director, Kirtland
                                                           Capital Corp. (privately funded
                                                           investment group), since January 1992;
                                                           trustee, Armada Funds, since November
                                                           1993.

     John F. Durkott                   Trustee             President and Chief Operating
     8600 Allisonville Road                                Officer, Kittle's Home Furnishings
     Indianapolis, IN  46250                               Center, Inc., since January 1982;
     Age 54                                                partner, Kittles Bloomington
                                                           Property Company, since January 1981;
                                                           partner, KK&D (Affiliated Real Estate
                                                           Companies of Kittle's Home Furnishings
                                                           Center), since January 1989; trustee,
                                                           Armada Funds, since November 1993.

        Names, Addresses          Positions(s) Held             Principal Occupation
         and Birthdates            With the Group                During Past 5 Years
      -------------------          --------------                -------------------

     Robert J. Farling                 Trustee              Retired Chairman, President and
     1608 Balmoral Way                                      Chief Executive Officer, Centerior
     Westlake, OH  44145                                    Energy (electric utility), March
     Age 61                                                 1992 to October 1997; Director,
                                                            National City Corporation (bank holding
                                                            company) until October 1997; Director,
                                                            Republic Engineered Steels, since
                                                            October 1997; trustee, Armada Funds,
                                                            since November 1997.

     Richard W. Furst, Dean            Trustee              Professor of Finance and Dean,
     600 Autumn Lane                                        Carol Martin Gatton College of
     Lexington, KY  40502                                   Business and Economics, University
     Age 59                                                 of Kentucky, since 1981; Director,
                                                            The Seed Corporation (restaurant
                                                            group), since 1990; Director, Foam
                                                            Design, Inc. (manufacturer of
                                                            industrial and commercial foam
                                                            products), since 1993; trustee, Armada
                                                            Funds, since June 1990.

     Gerald L. Gherlein                Trustee              Executive Vice-President and
     3679 Greenwood Drive                                   General Counsel, Eaton Corporation
     Pepper Pike, OH  44124                                 (global manufacturing), since 1991;
     Age 60                                                 Trustee, Meridia Health System (four
                                                            hospital health system); Trustee, WVIZ
                                                            Educational Television (public
                                                            television); Trustee, Armada Funds,
                                                            since July 1997.

     Herbert R. Martens,  Jr.          Trustee              Executive Vice President, National
     c/o NatCity Investments Inc.                           City Corporation (bank holding
     1965 East Sixth Street                                 company), since July 1997; Chairman,
     Cleveland, OH  44114                                   President and Chief Executive
     Age 45                                                 Officer, NatCity Investments, Inc.
                                                            (investment banking), since July 1995;
                                                            President and Chief Executive Officer,
                                                            Raffensperger, Hughes & Co.
                                                            (broker-dealer), from 1993


        Names, Addresses          Positions(s) Held             Principal Occupation
         and Birthdates            With the Group                During Past 5 Years
      -------------------          --------------                -------------------




                                                           until 1995; President, Reserve Capital
                                                           Group, from 1990 until 1993; President,
                                                           since July 1997 and Trustee, since
                                                           November 1997 of Armada Funds.

     J. William Pullen                 Trustee             President and Chief Executive
     Whayne Supply Company                                 Officer, Whayne Supply Co. (engine
     1400 Cecil Avenue                                     and heavy equipment distribution),
     P.O. Box 35900                                        since 1986; President and Chief
     Louisville, KY  40232-5900                            Executive Officer, American
     Age 59                                                Contractors Rentals & Sales (rental
                                                           subsidiary of Whayne Supply Co.), since
                                                           1988; Trustee of Armada Funds, since
                                                           November 1993.

--------------------------------------------------------------------------------


                  *Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of _______shares of stock of National City Corporation, the ultimate parent corporation of National City Investment Management Company, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City Investment Management Company.


         The Group paid an aggregate of $______ in Trustees' fees and expenses for the fiscal year ended May 31, 1998, to all Trustees of the Group. All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts, and as Trustees for Armada Funds. The following table depicts, for the fiscal period ended May 31, 1998, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.



                               COMPENSATION TABLE

                                                                                                              TOTAL
                                                                                                          COMPENSATION
                                                                                                           FROM GROUP
                                                                                                          THE PARKSTONE
                                                                                                            ADVANTAGE
                                                           PENSION OR                                         FUND
                                                           RETIREMENT                                       AND THE
                                                            BENEFITS                ESTIMATED             FUND COMPLEX
                                        AGGREGATE          ACCRUED AS            ANNUAL BENEFITS         (ARMADA FUNDS)
                                      COMPENSATION        PART OF FUND                UPON                   PAID TO
           NAME OF TRUSTEE           FROM THE GROUP         EXPENSES               RETIREMENT               TRUSTEES
           ---------------           --------------         --------               ----------               --------

        Robert D. Neary                    -0-                 -0-                     -0-
        Lehigh Carter                      -0-                 -0-                     -0-
        John F. Durkott                    -0-                 -0-                     -0-
        Robert J. Farling                  -0-                 -0-                     -0-
        Richard W. Puret                   -0-                 -0-                     -0-
        Gerald L. Gherlein                 -0-                 -0-                     -0-
        Herbert R. Martens, Jr.            -0-                 -0-                     -0-                     -0-
        J. William Pullen                  -0-                 -0-                     -0-
        John B. Rapp                       -0-                 -0-                     -0-
        George R. Landreth                 -0-                 -0-                     -0-                     -0-
        Robert M. Beam                     -0-                 -0-                     -0-                     -0-
        Lawrence D. Bryan                  -0-                 -0-                     -0-                     -0-
        Adrian Charles Edwards             -0-                 -0-                     -0-                     -0-
        James F. Jones, Jr.                -0-                 -0-                     -0-                     -0-


         Each Trustee who is not an affiliated person of BISYS or National City Corporation, the ultimate parent of National City, receives annual compensation and compensation for meeting attendance from the Group for his or her services as a Trustee and is reimbursed for expenses incurred in attending meetings. Mr. Martens is an employee of National City Corporation. He receives no compensation from the Group for acting as Trustee. Mr. Landreth served as Chairman of the Board until his resignation as Chairman on February 12, 1997, at which time Mr. Rapp became a Trustee and assumed that position. Mr. Landreth resigned as Trustee and the Group's President on October 23, 1997. Dr. Jones began serving as a Trustee on August 21, 1997. Mr. Rapp is an employee of FABC and a director of First of America, and Mr. Landreth is an employee of BISYS. Neither of them receives any compensation from the Group for acting as Trustee.


         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                     Position(s) Held                   Principal Occupation
Name                                  With the Group                    During Past 5 Years
----                                  --------------                    -------------------

Herbert R. Martens, Jr.               President                         Executive Vice President,
                                                                        National City Corporation
                                                                        (bank holding company), since July
                                                                        1997; Chairman, President and Chief
                                                                        Executive Officer, NatCity
                                                                        Investments, Inc. (investment
                                                                        banking), since July 1995; President
                                                                        and Chief Executive Officer,
                                                                        Raffensperger, Hughes & Co.,
                                                                        (broker-dealer), from 1993 until 1995;
                                                                        President, Reserve Capital Group, from
                                                                        1990 until 1993; President, since July
                                                                        1997 and Trustee, since November 1997
                                                                        of Armada Funds.

W. Bruce McConnel, III                Secretary                         Partner of the law firm
                                                                        Drinker Biddle & Reath LLP
                                                                        Philadelphia, Pennsylvania.

Gary Tenkman                          Assistant Treasurer               Director of Financial
                                                                        Services, BISYS Fund
                                                                        Services since April 1998;
                                                                        formerly, Audit Manager,
                                                                        Ernst & Young LLP.


         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As Distributor, BISYS may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," or the "Fund Accountant") receives fees from the Group for providing certain fund accounting services. Mr. Tenkman, the Assistant Treasurer of the Group, is an employee of BISYS.


Investment Adviser and Subadviser
---------------------------------


         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by National City (formerly "First of America"), 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund,

Municipal Bond Fund, Michigan Municipal Bond Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Government Income Fund) (the "First Investment Advisory Agreements") and the Investment Advisory Agreement dated as of December 22, 1992 (with respect to the International Discovery Fund (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").

         National City is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including FOA. Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of FOA.

         Under the Investment Advisory Agreements, National City has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, each of the Group's Funds pays National City a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows:
0.40% for the Money Market Funds; 0.74% for the Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund and Government Income Fund, 1.00% for the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund; for the International Discovery Fund; 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million. While the fees for these last seven Funds is higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Group believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to those Funds. National City may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, National City will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Pursuant to the terms of the Group's Second Investment Advisory Agreement, National City may retain a subadviser to manage the investment and reinvestment of the assets of the International Discovery Fund subject to the direction and control of the Group's Board of Trustees. Pursuant to the Group's Investment Advisory Agreement relating to the Balanced Allocation Fund, National City may also retain a subadviser to manage the investment and reinvestment of the assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Also pursuant to that Agreement, National City may retain a subadviser to manage the investment and reinvestment of the assets of the Conservative Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.


         As of January 1, 1995 National City entered into a Sub-Investment Advisory Agreement between National City and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement" which had been approved by the Trustees). Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by National City to manage the investment and reinvestment of the assets of the International Discovery Fund, subject to the direction and control of National City and the Group's Board of Trustees. At a meeting of shareholders held on February 28, 1995, shareholders of the International Discovery Fund and the Balanced Allocation Fund approved both the Initial Sub-Investment Advisory Agreement and A Sub-Investment Advisory Agreement between National City and Gulfstream (the "Current Sub-Investment Advisory Agreement"). The terms of the Current Sub-Investment Advisory Agreement, except for the addition of the Conservative Allocation Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund are identical to those of the Initial Sub-Investment Advisory Agreement. Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream currently provides sub-investment advisory services to the International Discovery Fund, the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         Under the Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Discovery Fund, and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. National City is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. National City may also render advice with respect to these Funds' investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the Funds.

         For its services provided and expenses assumed pursuant to the Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from National City a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Discovery Fund's average daily net assets and the average daily net assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, of 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

         Pursuant to the Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. As of July ___, 1998, First of America was the sole limited partner of Gulfstream holding a 72% interest. As of , 1998, Gulfstream had over [$863] million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years investment experience and over nine years of international investment experience. Gulfstream's investment process is designed to provide long-term growth of capital. Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the Securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. The Investment Adviser and the Trustees of the Trust believe that Gulfstream's style of investment management is well suited to the investment objective and policies of the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         For the fiscal period ended May 31, 1998, and the fiscal years ended 1997 and 1996, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:



                                       Fiscal Period Ended May 31,                    Fiscal Years Ended June 30,

         FUND                         1998                         1997                            1996
                                      ----                         ----                            ----

                               Gross           Fees         Gross             Fees           Gross           Fees
                               Fees         Voluntarily     Fees           Voluntarily       Fees         Voluntarily
                             Collected        Reduced     Collected          Reduced       Collected        Reduced
                             ---------        -------     ---------          -------       ---------        -------


Prime Obligations                                           3,441,611             --       3,144,270          84

U.S. Government Obligations                                 1,712,370             --       1,638,981          17

Tax-Free                                                      651,531             --         629,497           6

Treasury                                                    1,618,910             --       1,300,994       1,189

Small Capitalization                                        7,049,924             --       5,765,210       8,667

Mid Capitalization                                          6,531,413             --       8,178,104       2,655

Large Capitalization(l)                                     2,725,217             --         432,969      19,514

International Discovery                                     4,981,112             --       3,968,550       3,839

Equity Income                                               4,335,969             --       4,277,488        $206

Conservative Allocation(2)                                     44,485         13,345              --          --

Balanced Allocation                                         1,946,812        484,709       1,168,319     292,740

Aggressive Allocation(2)                                      136,524         20,479              --          --

Bond                                                        4,027,206        207,298       4,106,765     222,927

Limited Maturity Bond                                       1,134,805        289,664       1,155,348     296,518

Intermediate Government
  Obligations                                               1,692,438         86,957       1,982,604     106,662

Government Income                                           1,587,392        620,579       1,384,056     542,801

Municipal Bond                                              1,058,852        270,292       1,079,024     276,973

Michigan Bond                                               1,715,085        437,841       1,653,555     424,702


(1)  Commenced operations December 27, 1995.
(2)  Commenced operations December 30, 1996.


         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Investment Advisory Agreement continues in effect successive one-year periods ending December 31, if such continuance is approved as described above with respect to the Investment Advisory Agreements. The Investment Advisory Agreements and the Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by National City or, in the case of Gulfstream, on 150 days, prior written notice from Gulfstream. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Sub-Investment Advisory Agreement provide that neither National City nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the Investment Adviser or Subadviser including, but not limited to, (i) descriptions of the Investment Adviser's or Subadviser's operations; (ii) descriptions of certain personnel and their functions; and
(iii) statistics and rankings related to the Investment Adviser's or Subadviser's operations.


Portfolio Transactions
----------------------


         With respect to all Funds of the Group other than the International Discovery Fund, pursuant to the Investment Advisory Agreements, National City determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Discovery Fund and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities, pursuant to the terms of the Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of National City, the Board of Trustees of the Group and in accordance with each of the investment objectives and restrictions of these Funds, which securities are to be purchased and sold by the International Discovery Fund, and foreign securities portion of the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, and which brokers are to be eligible to execute the portfolio transactions of the International Discovery Fund, and foreign securities portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.


         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.


         Allocation of transactions, including their frequency, to various brokers and dealers is determined by National City and Gulfstream in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to National City or Gulfstream may receive orders for transactions on behalf of the Group. Information so received is in addition to and not in lieu of services required to be performed by National City or Gulfstream and does not reduce the fees payable to such advisers by the Group or National City, as the case may be. Such information may be useful to National City or Gulfstream in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Group.

         While National City and Gulfstream generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, the Group paid an aggregate of approximately ______________, $3,118,633, $3,615,061, respectively, as brokerage commissions on behalf of the Funds.

         The Group will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with National City Corporation (the parent corporation of National City), SEI, BISYS, or their affiliates, and will not give preference to National City Corporation's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other portfolio, investment company or account managed by National City. Any such other portfolio, investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which National City believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, National City may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in taking investment recommendations for the Group, National City will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of National City, its parent or its subsidiaries or affiliates, and, in dealing with its customers, National City, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, and Government Income Fund held, from time to time during the fiscal period ended May 31, 1998, securities of its regular brokers or dealers, as defined in Rule l0b-1 under the 1940 Act, or their parent companies, including: with respect to the Prime Obligations Funds, those of Bank of America, Bear Stearns, Hong Kong Shanghai Bank, Goldman Sachs, Morgan Stanley and Nomura Securities; with respect to the U.S. Government Obligations Fund, those of Aubrey Lanston, Goldman Sachs and Morgan Stanley; with respect to the Treasury Fund, those of Aubrey Lanston, Bank of America, J.P. Morgan, Goldman Sachs, Hong Kong Shanghai Bank Corp., Lehman Brothers and Nomura Securities; with respect to the Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund, those of Goldman Sachs; with respect to the Conservative Allocation Fund, those of Goldman Sachs and Salomon Smith Barney; with respect to the Balanced Allocation Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Aggressive Allocation Fund, those of Goldman Sachs and Salomon Smith Barney; with respect to the Equity Income Fund, those of Goldman Sachs and Morgan Stanley; with respect to the Bond Fund, those of Goldman Sachs, Lehman Brothers and Salomon Smith Barney; with respect to the Limited Maturity Bond Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Intermediate Government Obligations Fund, those of Goldman Sachs; and with respect to the Government Income Fund, those of Goldman Sachs and Prudential.

         As of May 31, 1998, the Prime Obligations Fund held the following amounts of the securities of Bank of America, Bear Stearns, Hong Kong Shanghai Bank Corp., Goldman Sachs, Morgan Stanley and Nomura Securities, respectively:
$4,901,000, $14,999,000, $4,994,000, $14,721,000, $35,001,000 and $4,999,000.
The U.S. Government Obligations Fund held the following amounts of securities of Aubrey Lanston, Goldman Sachs and Morgan Stanley, respectively: [$56,896,000], [$60,000,000] and [$25,000,000]. The Treasury Fund held the following amounts of securities of Aubrey Lanston, Bank of America, Goldman Sachs, Hong Kong Shanghai Bank Corp., Lehman Brothers J.P. Morgan, and Nomura Securities, respectively:
[$125,100,000], [$25,000,000], [$15,000,000], [$125,100,000], [$25,000,000],
[$25,000,000] and [$15,000,000]. The Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund held the following amounts of securities of Goldman Sachs, respectively: [$65,307,000], [$42,125,000], [$6,210,000]. The Conservative Allocation Fund held the following amounts of securities of Goldman Sachs and Salomon Smith Barney, respectively: [$642,000] and [$100,000]. The Balanced Allocation Fund held the following amounts of the securities of Goldman Sachs and Lehman Brothers, respectively: [$10,450,000] and [$3,037,000]. The Aggressive Allocation Fund held the following amounts of securities of Goldman Sachs and Salomon Smith Barney, respectively: [$3,016,000] and [$75,000]. The Equity Income Fund held the following amounts of securities of Goldman Sachs and Morgan

Stanley, respectively: [$5,082,000] and [$4,870,000]. The Bond Fund held the following amounts of securities of Goldman Sachs, Lehman Brothers and Salomon Smith Barney, respectively: [$14,157,000], [$7,837,000] and [$6,038,000]. The
Limited Maturity Bond Fund held the following amounts of securities of Goldman Sachs and Lehman Brothers, respectively: [$21,874,000] and [$9,919,000]. The Intermediate Government Obligations Fund held $3,298,000 of securities of Goldman Sachs. The Government Income Fund held the following amounts of securities of Goldman Sachs and Prudential, respectively: [$5,819,000] and [$1,905,000].

Authority to Act as Investment Adviser
--------------------------------------

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Group might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Group's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


Glass-Steagall Act
------------------


         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank-companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.


         National City believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectuses, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict National City from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by National City, the Board of Trustees of the Group would review the Group's relationship with National City and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of National City and/or National City Corporation's affiliated and correspondent banks in connection with customer purchases of shares of the Group, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any shareholder.


Administrator and Sub-Administrator
-----------------------------------


         BISYS, formerly the Winsbury Company Limited Partnership, serves as administrator (the "Administrator") to the Group pursuant to the Administration Agreement dated January 1, 1995, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by National City under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreement, by State Street Bank and Trust Company (the "Custodian") under the Custody Agreement and by BISYS Ohio under the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.


         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings prepare compliance filings pursuant to state securities laws with the advice or the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by National City under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by State Street Bank and Trust Company under the Custody Agreements and by BISYS Ohio under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged National City to provide certain services as Sub- Administrator to the Funds of the Group. National City serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated as of January 1, 1995, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, National City will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.20% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator , National City is entitled to receive a fee from the Administrator of not more than 0.05% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         For the fiscal period ended May 31, 1998 and the fiscal years ended June 30, 1997 and 1996, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:



                                      Fiscal Period
                                      Ended May 31,                      Fiscal Years Ended June 30,

            FUND                          1998                        1997                         1996
            ----                          ----                        ----                         ----
                                  Gross          Fees           Gross         Fees           Gross          Fees
                                  Fees        Voluntarily       Fees       Voluntarily       Fees        voluntarily
                                Collected       Reduced       Collected      Reduced       Collected       Reduced

Prime Obligations                                             1,717,665      168,939      1,572,135      157,229

U.S. Government Obligations                                     854,229       83,726        919,490       81,957

Tax-Free                                                        325,122       31,933        314,749       31,478

Treasury                                                        808,404      403,676        649,909      324,958

Small Capitalization                                          1,410,121           --      1,153,042        1,736


Mid Capitalization                                            1,306,285           --      1,635,613           --

Large Capitalization                                            681,310           --        108,242        4,880

International Discovery                                         858,253           --        677,155          613

Equity Income                                                   867,179           --        855,486           28

Conservative Allocation(1)                                        8,897           --             --           --

Balanced Allocation                                             389,895           --        232,664          176

Aggressive Allocation(1)                                         27,305           --             --           --

Bond                                                          1,089,049      270,497      1,109,936      277,654

Limited Maturity Bond                                           306,698       76,205        312,256       78,030

Intermediate Government
  Obligations                                                   457,683      113,651        535,839      133,851

Government Income                                               428,868      106,625        374,069       93,652

Municipal Bond                                                  286,364      142,990        291,628      145,801

Michigan Municipal Bond                                         463,836      231,610        446,907      223,479

(1) Commenced operations December 30, 1996.


         Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other Party at least 60 days prior to the examination of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

         The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

Expenses
--------


         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, National City, Gulfstream (only with respect to the International Discovery Fund) and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Group's Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of a Fund's average net assets , and 1 1/2% of a Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by National City Corporation or its affiliated or correspondent banks for cash management services are not included within Group expenses for purposes of any such expense limitation.


Distributor
-----------


         SEI serves as Distributor to the Group pursuant to the Distribution Agreement dated ________, 1998 (the "Distribution Agreement"). BISYS served as the principal underwriter and distributor for the Group prior to ________, 1998. Unless otherwise terminated, the Distribution Agreement remains in effect for successive one-year periods [ending December 31] of each year if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         For the Group's fiscal period ended May 31, 1998, and the fiscal years ended June 30, 1997 and 1996, total commissions paid in connection with sales of the Group's shares were [$3,523,450], [$4,099,106] and [$3,263,580]
respectively. Of that amount BISYS retained [$3,241,396], [$3,814,505] and [$2,951,224], respectively.

         As described in the Prospectuses, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan") and an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the "Investor B Plan") (the Investor A Plan and Investor B Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 of the 1940. Pursuant to these Plans, the Funds are authorized to pay or reimburse SEI, as Distributor, for certain expenses that are incurred in connection with the provision of shareholder and distribution services. Pursuant to the Investor A Plan, a Fund is authorized to pay SEI, as Distributor of Investor A Shares, a distribution and shareholder service fee in an amount not to exceed on an annual basis [0.25%] of the average daily net assets of Investor A Shares of a Fund. Such amount may be used by SEI to pay banks and their affiliates (including National City Corporation and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution or shareholder services provided or expenses incurred in provided such services pursuant to an agreement between SEI and the Participating Organization.

         Pursuant to the Investor B Plan, each Fund is authorized to pay SEI, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis [0.75%] of the average daily net asset value of Investor B Shares of a Fund. Such amounts may be used by SEI to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between SEI and the Participating Organization. Also pursuant to the Investor B Plan, a Fund is authorized to pay SEI a service fee in an amount not to exceed on an annual basis [0.25%] of the average daily net asset value of the Investor B Shares of a Fund. Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.






         As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor B Shareholders of each Fund.


         For the fiscal period ended May 31, 1998, BISYS received $------ pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $------ for payments to [bank affiliate, if any] and $------ for payments to [bank affiliate, if any] under the Investor A Plan, as described below.

         For the fiscal period ended May 31, 1998, BISYS received $------ pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance.




                  The Plans may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class of the Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Board of Trustees of the Group believes that the Plans are in the best interests of the Funds since they encourage Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.


         As authorized by the Investor A Plan, SEI has entered into a Participating Organization Agreement with ------, a wholly-owned subsidiary of National City Corporation and an affiliate of ------, as a party and on behalf of ------, pursuant to which both ------ and ------ have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through accounts of ------ and ------. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, SEI has agreed to pay ------ a monthly fee, computed at the annual rate of [0.10%] for the Money Market Funds and [0.25%] for the other Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which ------ or ------ has provided services under this Agreement. ------ is responsible for making any applicable payments to ------. SEI will be compensated by each Fund in an amount equal to its payments to ------ under the Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the ------ and ------ in providing the services.

         Also in accordance with the Investor A Plan, SEI has entered into a Participating Organization Agreement with National City Corporation on behalf of its wholly-owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, SEI has agreed to pay National City Corporation a monthly fee, computed at the annual rate of up to [0.10%] for the Money Market Funds and up to [0.25%] for the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks have provided services under this Agreement. National City Corporation is responsible for making any applicable payments to each Subsidiary Bank. SEI will be compensated by each Fund in an amount equal to its payments to SEI under the

Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.


         As authorized by the Investor B Plan, SEI has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and ------ which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, ------ performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by ------. Services provided by ------ include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as ------ and SDI mutually determine to be appropriate in order to properly (maintain shareholder accounts; and providing at its own expense such office space equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, ------ receives from SBG a commission rate of [4.00%] of the net asset value of Investor B Shares purchased by ------ as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated _________, 1998 between SEI and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to [0.75%] of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to [0.25%] of the average daily net assets of the Investor B Shares of each Fund.


Custodian, Transfer Agent and Fund Accounting Services
------------------------------------------------------


         National City Bank (the "Custodian"), 1900 East Ninth Street, Cleveland, Ohio 44114, an affiliate of National City, serves as Custodian to the Group with respect to each Fund, except the International Discovery Fund, pursuant to the Custody Agreement dated as of _________, 1998. National City Bank serves as custodian to the International Discovery Fund pursuant to a Custodian Agreement dated as of _________, 1998 (the Custody Agreement and the Custodian Agreement together referred to as the "Custody Agreements"). National City Bank's responsibilities include safeguarding and controlling the Funds, cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

         State Street Bank and Trust Company serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all Funds of the Group pursuant to the Transfer Agency Agreement dated as of _________, 1998, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record. Prior to __________, 1998, BISYS served as the Fund's transfer agent and disbursing agent. For the fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, BISYS received __________, $2,091,000, and $1,663,309, respectively from the Group for services as transfer agent for all portfolios of the Group.

         In addition, BISYS Ohio provides certain fund accounting services to the Group pursuant to a Fund Accounting Agreement dated January 26, 1993, as amended. BISYS Ohio receives a fee for such services, computed daily and paid periodically at an annual rate of 0.016% of the average daily net assets of each Money Market Fund and 0.022% of the average daily net assets of each of the other Funds. Under such Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial, balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such services, for fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, BISYS Ohio received __________, $1,722,000, and $1,491,244, respectively, from the Group.


Independent Auditors
--------------------


         The Financial Statements of the Group as of June 30, 1997, which appear in the Group's Annual Report dated June 30, 1997, have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, independent auditors. The Financial Statements are incorporated herein by reference to the Annual Report in reliance upon such report and on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.


Legal Counsel
-------------


         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 is counsel to the Group and will pass upon certain legal matters pertaining to the shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------


         The Parkstone Group of Funds is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Group presently has eighteen series of shares, representing interests in each series of the Group. The shares of each of the Funds of the Group, other than the Money Market Funds, the Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes: Investor A Shares and Institutional Shares, except for the Prime Obligations Fund which offers Investor A Shares, Investor B Shares and Institutional Shares. Shares of the Tax-Free Income Funds are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to classify or re-classify any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares of each of the Group's Funds have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, shares of the Group's Funds will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund at a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy submitted to shareholders would be effectively acted upon with respect to a Fund only if approved by majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to a Fund.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Group's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

         The Group does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Group's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Group entitled to vote.


         The Group's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to
(a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Group if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of an class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Group's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


Vote of a Majority of the Outstanding Shares
--------------------------------------------


         As used in the Prospectuses and the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Group or the Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Group or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Fund.


Shareholder and Trustee Liability
---------------------------------

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except or his own bad faith, willful-misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

Additional Tax Information
--------------------------

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of the personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%. The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For non-corporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of capital losses each year to offset ordinary income and excess capital losses may be carried forward in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from domestic corporations. Each of the Group's Funds will designate the portion of any dividend distribution for which the dividends-received deduction will be allowed. The amount so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends-received deduction received by the Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.


         Although each of the Funds expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded RICS, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.


         A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of that investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options.


         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked to market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked- to-market positions at fiscal year end (except certain currency gain or loss covered by

Section 988 of the Code) will generally be treated as 60% long term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate-the operation of these straddle rules.

         As a RIC, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may (i) limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, (ii) require the sale of portfolio securities held less than three months and (iii) as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within such Fund, resulting additional short-short income for the Fund.

         Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.


         In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Pursuant to the Code, a Fund is also required to derive less than 30% of its gross income from the sale or other disposition of stock or securities held or less than three months. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

         The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above or be deemed to be derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the Exempt Funds
------------------------------------------------------


         As indicated in the Prospectuses, the Exempt Funds are designed to provide shareholders with current tax-exempt interest income. The Exempt Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Exempt Funds, dividends being tax-exempt; furthermore, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Exempt Funds may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by an Exempt Fund. "Substantial user" is defined under U.S. Treasury Relations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 50% of the total revenues derived by any users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

         The percentage of total dividends paid by an Exempt Fund with respect to any taxable year which qualifies as federal exempt interest dividends will be the same for all shareholders receiving dividends during such year. In order for an Exempt Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Exempt Fund must consist of exempt-interest obligations. In addition, the Exempt Fund must distribute 90% of the aggregate exempt-interest income and 90% of the investment company taxable income earned by it during the taxable year. After the close of an Exempt Fund's taxable year, the Exempt Fund will notify each shareholder of the portion of the dividends paid by the Exempt Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends as designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Exempt Fund during the taxable year over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code.

         Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the 24% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. These private activity bonds include: certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. In the case of corporations, alternative minimum taxable income will also include an item of tax preference consisting of 75% of the excess of the corporation's "adjusted current earnings" over the corporation's other alternative minimum taxable income, and for this purpose all tax-exempt interest dividends will be included in the corporation's "adjusted current earnings. In addition, tax-exempt interest dividends paid to corporate investors may be subject to an environmental tax which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporation over $2 million.


         While each Exempt Fund does not expect to earn any investment company taxable income, taxable income earned by each Exempt Fund will be distributed. In general, the investment company taxable income will be the taxable income of each Exempt Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Each Exempt Fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether paid in cash or additional shares). While each Exempt Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed annually. Each Exempt Fund will have no federal tax liability and the Michigan Municipal Bond Fund will have no state tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Exempt Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by each Exempt Fund to shareholders after the close of each Exempt Fund's taxable year. See "Additional Tax Information" above.

         As indicated in the Prospectuses, each Exempt Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments-Puts" in this Statement of Additional Information. The policy of each Exempt Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts that each Exempt Fund could acquire under the 1940 Act. Therefore, although each Exempt Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Although each Exempt Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Exempt Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year an Exempt Fund does not qualify for the special tax treatment afforded RICS, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Income itself exempt from federal income taxation may be considered in addition to taxable income when determining whether social security payments received by a shareholder are subject to federal income taxation.


         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Exempt Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Exempt Fund or its shareholders or of Michigan state income or intangible taxes treatment of the Michigan Municipal Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of these Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Discovery Fund
----------------------------------------------------------------------

         The International Discovery Fund may each invest in non-U.S. corporations, which would be treated as "passive foreign investment companies" ("PFICs") under the Code which will result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that the International Discovery Fund invest in PFICs, each may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Discovery Fund invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Discovery Fund shareholders. Therefore, the payment of this tax would reduce the International Discovery Fund's economic return from their PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         If, for any reason, either the International Discovery Fund were treated as being a United Kingdom ("UK") resident, the worldwide income and capital gains of the International Discovery Fund would be subject to UK tax. If, for any reason, the International Discovery Fund or the were treated as having a permanent establishment in the UK, that Fund's UK source income (although not its capital gains), if any, would become subject to UK tax and certain other advantages otherwise available to the International Discovery Fund under the double tax treaty between the UK and the U.S. would not be available. Provided that the International Discovery Fund are not treated as being resident or having a permanent establishment in the UK, such Funds will not incur any UK tax liability with respect to the types of income or gains that the are likely to receive, except with respect to income on UK securities help in the portfolios of the International Discovery Fund. The Group believes, based on the advice of special counsel, that it would be highly unlikely for either Fund to be deemed or treated as being UK residents for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the U.S. and the UK as a result of the activities of both Funds' Subadviser, Gulfstream.


Yields of the Money Market Funds
--------------------------------


         For the seven-day period ended May 31, 1998, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: [ %] and [ ]; [4.81%] and [4.92%]; [4.89%] and [5.01%]; and [3.51%
and 3.57%]. For the thirty-day period ended May 31, 1998, the yield and compounded effective yield for the Investor A Shares of the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively:
[4.86%] and [4.97%]: and [3.26%] and [3.31%].

         For the seven-day period ended May 31, 1998, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Funds, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: [ %] and [ %]; [4.91%] and [5.03%]; [4.99%] and [5.11%]; [ ] and [
]; and [3.61%] and [3.67%]. For the thirty-day period ended May 31, 1998, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: [4.89%] and [5.00%]; [4.96%] and [5.07%]; [ ] and [ ]; and [3.36%] and [3.41%].

         The standardized seven-day yield for each of the Money Market Funds is computed: (1) by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from share older accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of each of the Money Market Funds includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account or sales charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

         The effective yield for each of the Money Market Funds is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days,.


         For the seven-day period ended May 31, 1998, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Investor A Shares of the Tax-Free Fund was [5.81%] and its tax- equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was [5.91%]. For the thirty-day period ended May 31, 1998, the tax-equivalent yield of the Investor A Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was [5.40%] and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was [5.48%].

         For the seven-day period ended May 31, 1998, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Institutional Shares of the Tax-Free Fund was [5.98%] and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was [6.08%]. For the thirty-day period ended May 31, 1998, the tax-equivalent yield of the Institutional Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was [5.56%] and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was [5.65%].


         The Tax-Free Fund's tax-equivalent yields were computed by dividing that portion of the Tax-Free Fund's yield which is tax-exempt by one minus the stated income tax rate and adding the result to that portion, if any, of the Tax-Free Fund's yield that is not tax-exempt. The Tax-Free Fund's tax-equivalent effective yields were computed by dividing that portion of the effective yield which is tax-exempt by one minus the stated income tax rate and adding to that result the portion, if any, of the Tax-Free Fund's effective yield that is not tax-exempt.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Yields of the Non-Money Market Funds
------------------------------------


         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, for the Municipal Bond Fund and the Michigan Municipal Bond Fund, tax-equivalent yields will be computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax exempt.

         For the period ended May 31, 1998, none of the Non-Money Market Funds advertised or quoted yield information to shareholders or included such information in advertisements. None of these Funds expects to quote such figures in the current fiscal year.


Calculation of Total Return
---------------------------


         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(l) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and (less the maximum sales charge, if any) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year period ended May 31, 1998, the five-year period ended June 30, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Small Capitalization Fund, [(8.83)%], [23.48%] and [19.01%]; Mid Capitalization Fund, [1.00%], [14.10%] and [13.89%]; Equity Income Fund, [18.21%], [13.37%] and [13.73%]; Balanced Allocation Fund, [6.59%],
[11.55%] and [10.17%]; Bond Fund, [3.57%], [5.69%] and [7.37%], Limited Maturity
Bond Fund, [1.82%], [4.36%] and [6.24%]; Intermediate Government Obligations Fund, [1.72%], [4.35%] and [6.32%]; Municipal Bond Fund, [1.30%], [4.50%] and
[5.66%] and Michigan Municipal Bond Fund, [1.64%], [4.72%] and [5.71%]. For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Large Capitalization Fund, [24.32%] and [23.50%]; Government Income Fund, [2.54%] and [4.99%]; and International Discovery Fund, 10.77%] and [11.67%].

         For the one-year period ended May 31, 1998, the five-year period ended June 30, 1998 and the period from the commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Small Capitalization Fund, [(4.53)%], [24.63%] and [19.64%]; Mid Capitalization Fund, [5.78%], [15.15%] and [14.49%]; Equity Income Fund, [23.81%], [14.42%] and
[14.34%]; Balanced Allocation Fund, [11.61%], [12.56%] and [11.11%]; Bond Fund,
[7.92%], [6.56%] and [7.88%]; Limited Maturity Bond Fund, [6.11%], [5.22%] and
[6.74%]; Intermediate Government Obligations Fund, [5.91%], [5.20%] and [6.82%]; Municipal Bond Fund, [5.47%], [5.35%] and [6.16%]; and Michigan Municipal Bond Fund, [5.89%], [5.58%] and [6.33%]. For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Large Capitalization Fund, [29.52%] and [27.61%]; Government Income Fund, [6.86%] and [5.93%]; and International Discovery Fund, [15.99%] and [12.81%].

         For the one-year period ended May 31, 1998 and the period from the commencement of operations to May 31, 1998, the average annual total returns for the Investor B Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Small Capitalization Fund, [(9.12)%] and [17.72%]; Mid Capitalization Fund, [1.21%] and [11.32%]; Large
Capitalization Fund, [23.62%] and [23.59%]; Equity Income Fund, [17.96%] and [12.50%]; Balanced Allocation Fund, [5.96%] and [9.72%]; Bond Fund [2.09%] and [3.85%]; Limited Maturity Bond Fund [0.39%] and [3.11%]; Intermediate Government Obligations Fund [0.09%] and [2.83%]; Government Income Fund, [1.11%] and [4.12%]; Municipal Bond Fund [(0.19)%] and [2.37%]; Balanced Allocation Fund, [5.96%] and [9.72%]; and Michigan Municipal Bond Fund [0.05%] and [2.57%].

         For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor B Shares of the following Funds, excluding the effect of any contingent deferred sales charges, were: Small Capitalization Fund, [(5.13)%] and [18.32%]; Mid Capitalization Fund, [4.94%] and [11.93%]; Large Capitalization Fund, [28.62%] and [26.81%]; International Discovery Fund, [15.l1%] and [5.07%]; Equity Income Fund, [22.96%] and [13.16%]; Balanced
Allocation Fund, [10.82%] and [10.42%]; Government Income Fund, [6.06%] and [4.85%]; Bond Fund, [7.09%] and [4.62%]; Limited Maturity Bond Fund, [5.39%] and [3.88%]; Intermediate Government Obligations Fund,

[5.09%] and [3.61%]; Municipal Bond Fund, [4.81%] and [3.17%]; and Michigan Municipal Bond Fund, [5.05%] and [3.38%].

         For the one-year period ended May 31, 1998, the five-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Institutional Shares of the following Funds were: Small Capitalization Fund, [(4.39)%], [24.85%] and [19.77%]; Mid Capitalization Fund, [5.58%], [15.23%] and [14.54%]; Equity Income Fund, [23.80%], [14.54%] and [14.41%]; Balanced Allocation Fund, [11.86%], [12.75%]
and [11.28%]; Bond Fund, [8.20%], [6.84%] and [8.04%]; Limited Maturity Bond Fund, [6.42%], [5.41% and [6.85%]; Intermediate Government Obligations Fund, [6.11%], [5.38%] and [6.93%]; Municipal Bond Fund, [5.89%], [5.56%] and [6.28%];
and Michigan Municipal Bond Fund, [6.11%], [5.76%] and [6.46%]. For the one-year period ended June 30, 1998, the average annual total returns of the Institutional Shares of the following Funds were: Government Income Fund, [6.91%] and [6.10%]; and International Discovery Fund, [16.34%] and [13.11%]. For the one-year period ended May 31, 1998, the aggregate annual total returns of the Institutional Shares of the following Funds were: Conservative Allocation Fund, [4.87%]; and Aggressive Allocation Fund, [6.38%].


Distribution Rates
------------------


         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. For the one-year period ended May 31, 1998, the distribution rates for the Investor A Shares of the Funds, including the effect of sales loads and capital gains, were as follows: Small Capitalization Fund, [18.21%]; Mid Capitalization Fund, [37.26%]; Large Capitalization Fund, [0.59%]; International Discovery Fund, [0.00%]; Equity Income Fund, [9.77%]; Balanced Allocation Fund, [13.32%]; Bond Fund, [5.57%]; Limited Maturity Bond Fund, [5.59%]; Intermediate Government Obligations Fund, [5.21%]; Government Income Fund, [7.37%]; Municipal Bond Fund, [5.57%]; and Michigan Municipal Bond Fund, [4.32%]. For the one-year period ended May 31, 1998, the distribution rates, including the effect of sales loads but excluding the effect of capital gains, for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, [0.00%]; Mid Capitalization Fund, [0.00%]; Large Capitalization Fund, [0.08%]; International Discovery Fund, [0.00%]; Equity Income Fund, [1.39%]; Balanced Allocation Fund, [2.41%]; Bond Fund, [5.57%]; Limited Maturity Bond Fund, [5.59%]; Intermediate Government Obligations Fund, [5.21%]; Government Income Fund, [7.37%]; Municipal Bond Fund, [3.73%]; and Michigan Municipal Bond Fund, [4.01%].

         Excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended May 31, 1998, the distribution rates for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, [19.06%]; Mid Capitalization Fund, [39.01%]; Large Capitalization Fund, [0.62%]; International Discovery Fund, [0.00%]; Equity Income Fund, [10.23%]; Balanced Allocation Fund, [13.94%]; Bond Fund, [5.80%]; Limited Maturity Bond Fund, [5.83%]; Intermediate Government Obligations Fund, [5.43%]; Government Income Fund, [7.67%]; Municipal Bond Fund, [4.36%]; and Michigan Municipal Bond Fund, [4.50%]. For the one-year period ended May 31, 1998, the distribution rates, excluding the effect of capital gains and sales loads for the Investor A Shares of the Funds were as follows: Small

Capitalization Fund, [0.00%]; Mid Capitalization Fund, [0.00%]; Large Capitalization Fund, [0.08%]; International Discovery Fund, [0.00%]; Equity Income Fund, [1.46%]; Balanced Allocation Fund, [2.53%]; Bond Fund, [5.80%]; Limited Maturity Bond Fund, [5.83%]; Intermediate Government Obligations Fund, [5.43%]; Government Income Fund, [7.67%]; Municipal Bond Fund, [3.88%]; and Michigan Municipal Bond Fund, [4.18%].

         Distribution rates for the Investor B Shares of the Funds, including the effect of sales loads are not calculated by the Group, nor are they advertised. Distribution rates for the Investor B Shares of the Funds, excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended May 31, 1998, were as follows: Small Capitalization Fund, [19.46%]; Mid Capitalization Fund, [40.56%]; Large Capitalization Fund, [0.55%]; International Discovery Fund, [0.00%]; Equity Income Fund, [9.68%]; Balanced Allocation Fund, [13.15%]; Bond Fund, [4.93%]; Limited Maturity Bond Fund, [4.93%]; Intermediate Government Obligations Fund, [4.55%]; Government Income Fund, [6.80%]; Municipal Bond Fund, [3.54%]; and Michigan Municipal Bond Fund, [3.61%]. For the one-year period ended May 31, 1998, the distribution rates, excluding the effect of capital gains and sales loads for the Investor B Shares of the Funds were as follows: Small Capitalization Fund, [0.00%]; Mid Capitalization Fund, [0.00%]; Large Capitalization Fund, [0.01%]; International Discovery Fund, [0.00%]; Equity Income Fund, [0.87%]; Balanced Allocation Fund, [1.73%]; Bond Fund, [4.93%]; Limited Maturity Bond Fund, [4.93%]; Intermediate Government Obligations Fund, [4.55%;] Government Income Fund, [6.80%]; Municipal Bond Fund, [3.06%]; and Michigan Municipal Bond Fund, [3.29%].

         For the one-year period ended May 31, 1998, the distribution rates, including the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, [ %]; Small Capitalization Fund, [18.82%]; Mid Capitalization Fund, [38.76%]; Large Capitalization Fund, [0.72%]; International Discovery Fund, [0.03%]; Equity Income Fund, [10.54%]; Balanced Allocation Fund, [14.25%]; Bond Fund, [6.07%]; Limited Maturity Bond Fund, [6.12%]; Intermediate Government Obligations Fund, [5.72%]; Government Income Fund, [7.83%]; Municipal Bond Fund, [4.66%]; and Michigan Municipal Bond Fund, [4.80%]. For the one-year period ended May 31, 1998, the distribution rates, excluding the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, [ %]; Small Capitalization Fund, [0.00%]; Mid Capitalization Fund, [0.00%]; Large Capitalization Fund, [0.18%]; International Discovery Fund, [0.03%]; Equity Income Fund, [1.73%]; Balanced Allocation Fund, [2.83%]; Bond Fund, [6.07%]; Limited Maturity Bond Fund, [6.12%]; Intermediate Government Obligations Fund, [5.72%]; Government Income Fund, [7.83%]; Municipal Bond Fund, [4.18%]; Michigan Municipal Bond Fund, [4.47%]; and Conservative Allocation Fund, [ %].


Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions past or anticipated portfolio holdings for one or more of the funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by the Investment Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to customers.

Miscellaneous
-------------

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two thirds of the shares then outstanding.


         The Group is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Group. The 1998 Annual Report and, when available, the December 31, 1998 Semi-Annual Report to shareholders of the Group are incorporated herein by reference. These reports include the financial statements for the fiscal period ended May 31, 1998. In addition, the Annual Report includes management's discussion of Fund performance for each of the Non-Money Market Funds, as well as line graph comparisons to appropriate broad-based securities indices.


         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


         As of May 31, 1998, the Trustees and officers of the Group, as a group, owned less than one percent of the shares of any Fund of the Group.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES


         As of July 15, 1998, the following persons were the record owners of more than 5% of the Investor A Shares and Investor B Shares of each of the Group's Funds:

         As of September __, 1998, as a result of its possession of voting or investment power with respect to such shares, through accounts for which National City Bank and other affiliates of NCC act in a fiduciary capacity, National City Bank and other affiliates were deemed to be the record and beneficiary owners of [99.7%] of the Institutional Shares of the Group as follows:




Institutional Shares Beneficially Owned By National City Bank And Its Affiliates:
---------------------------------------------------------------------------------



Title of Institutional Share Fund
---------------------------------

Prime Obligations Fund
U.S. Government Obligations Fund
Treasury Fund
Tax-Free Fund
Small Capitalization Fund
Mid Capitalization Fund
Large Capitalization Fund
International Discovery Fund
Conservative Allocation Fund
Balanced Allocation Fund
Aggressive Allocation Fund
Equity Income Fund
Bond Fund
Limited Maturity Bond Fund
Intermediate Government Obligations Fund
Government Income Fund
Municipal Bond Fund
Michigan Municipal Bond Fund



         Therefore, NCC owned beneficially as of such date [69.4%] the total outstanding shares of the Group. NCC may be presumed to control both the Group and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Group and of each of the Funds. As a result, NCC may have the ability to elect the Trustees of the Group, approve the Investment Advisory Agreements and Distribution Agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.


         With respect to all of the Funds, the Group's officers and directors collectively owned less than 1% of the Funds' outstanding securities.

                              FINANCIAL STATEMENTS


         Financial Statements describing audited financial information for the each Fund's operations since inception appear in the Group's Annual Report dated June 30, 1997, and on file with the SEC (File Nos. 33-13283 and 811-5105) are incorporated herein by reference. The report of PricewaterhouseCoopers LLP, independent auditors of the Group, appears therein.

                                    APPENDIX


         COMMERCIAL PAPER RATINGS


              A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

              "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

              "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

              "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

              "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


              Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


              "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              "Not Prime" - Issuers do not fall within any of the Prime rating categories.


              The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

              "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

              "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

              "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

              "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


              Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

              "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

              "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

              "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

              "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

              "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

              "D" - Securities are in actual or imminent payment default.


              Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

              "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

              "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

              "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

              "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


     CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

              The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

              "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

              "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

              "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

              "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

              "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

              "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

              "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

              "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

              "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

              PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

              The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

              "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

              "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


              "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


              "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

              Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

              The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

              "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

              "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

              "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

              "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

              "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

              To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

              The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

              "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

              "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

              "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

              "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

              "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

              "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

              "CCC," "CC" and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

              "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

              To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

              Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

              "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

              "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

              "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BB," "B," "CCC" and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

              "D" - This designation indicates that the long-term debt is in default.

              PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


         MUNICIPAL NOTE RATINGS



              A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

              "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

              "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

              "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

              "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

              "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

              "SG" - This designation denotes speculative quality and lack of margins of protection.


              Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          THE PARKSTONE GROUP OF FUNDS
                                    FORM N-1A

PART C. OTHER INFORMATION

ITEM NO.
--------------------------------------------------------------------------------
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(A)     Financial Statements:

        Included in Part A:


        -- None.


        Incorporated by Reference to Annual Report in Part B:


        -- None.


        All required financial statements are included or incorporated by reference in Part B hereof. All other financial statements and schedules are inapplicable.

(B)     Exhibits*:

        (1) (a) Declaration of Trust dated March 25, 1987 (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                        (i) Amendment dated April 7, 1987 to Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9 ,1996).

                        (ii) Amendment dated July 1. 1987 to Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).


        (2) (a) Code of Regulations as approved and adopted by Registrant's Board of Trustees (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).


                        (i) Amendment dated May 11, 1989 to Code of Regulations (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                        (ii) Amendment dated August 26, 1993 to Code of Regulations (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).


        (3)     Not app1icable.


        (4)     Not applicable.


        (5) (a) Investment Advisory Agreement between Registrant and Securities Counsel, Inc., dated July 9, 1987, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, l996).


                        (i) Amendment dated August 26, 1993 to Schedule A adding the Treasury Fund and Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).


                  (b) Investment Advisory Agreement between Registrant and Securities Counsel, Inc. dated September 8, 1988, relating to the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund and the High Income Equity Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9,
                  1996).


                        (i) First Amendment dated March 1, 1995 authorizing the use of subadvisers with respect to the Balanced Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                        (ii) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating previous amendments adding the Large Capitalization Fund, the Michigan Municipal Bond Fund, the Balanced Allocation Fund and the U.S. Government Income Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30 1997).

                        (iii) Second Amendment dated December 16, 1996 authorizing the use of subadvisers with respect to the Conservative Allocation

                                Fund and the Aggressive Allocation Fund
                                (incorporated by reference to Registrant's
                                Post-Effective Amendment No. 35, filed July 30,
                                1997).


                (c) Investment Advisory Agreement between the Registrant and First of America Investment Corporation dated December 22, 1992, relating to the International Discovery Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                        (i) Amendment dated February 10, 1995 to Schedule A adding the Emerging Markets Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (d) Sub-Investment Advisory Agreement between First of America Investment Corporation and Gulfstream Global Investors, Ltd. dated March 1, 1995, relating to the International Discovery Fund, the Balanced Fund and the Emerging Markets Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed , July 30, 1997).

        (6) (a) Distribution Agreement between Registrant and The Winsbury Company Limited Partnership dated October 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (i) Amendment dated May 12, 1994 to the Distribution Agreement adding Schedules H and I relating to Investor C Shares (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (ii) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating previous amendments adding the Emerging Markets Fund and the Large

                                Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                        (iii) Amendment to Schedule B dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).

                        (iv) Amendment to Schedule D dated May 22, 1997 adding the Prime Obligations Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                        (v) Amendment to Schedule F dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).

                        (vi) Amendment to Schedule G dated May 22, 1997 adding the Prime Obligations Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                        (vii) Amendment to Schedule G dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).

                (b) Specimen Dealer Agreement between BISYS Fund Services, L.P. and dealers (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                (c) Specimen Shareholder Service Agreement between BISYS Fund Services, L.P. and organizations providing shareholder services (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


        (7)     Not applicable.


        (8)     (1)     Custody Agreement between Registrant and the Bank of
                        California, N.A., dated October 18, 1991, relating to the U.S. Government Obligations Fund, the Prime
                        Obligations Fund, the Tax-Free Fund, the Bond Fund, the
                        Limited Maturity Bond Fund, the Intermediate

                        Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).



                        (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and Incorporating previous amendments adding the Large Capitalization Fund, the Balanced Allocation Fund, the U.S. Government Income Fund, the International Discovery Fund, the Treasury Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).



                        (ii) Amendment dated November 20, 1992, to Schedule B of the Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                        (iii) Securities Lending and Reverse Repurchase Agreement Addendum dated June 8, 1995, relating to the Bond Fund, the Balanced Fund and the Limited Maturity Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                (b) Exhibit D dated March 18, 1996, adding the Intermediate Government Obligations Fund's reinvestment policy (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                (c) Exhibit D dated March 18, 1996 adding the U.S. Government Income Fund's reinvestment policy (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30,
                1997).

                (d) Amendment to Exhibit D dated May 22, 1997 adding the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund and the Equity Income Fund and incorporating previous Exhibits D relating to the Bond Fund, the Limited Maturity Bond Fund, the Balanced Allocation Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund.**

                (e) Amendment to Exhibit E dated May 22, 1997 revising the fee schedule.**

                (f) Amendment to Schedule I dated May 22, 1997 adding the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization

                Fund and the Equity Income Fund and incorporating previous amendments adding the Conservative Allocation Fund, the Aggressive Allocation Fund, the Intermediate Government Obligations Fund and the Government Income Fund.**



                        (i) International Custodian Agreement between Registrar and the Bank of California, N.A., dated July 30, 1995 (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


        (9) (a) Administration Agreement between Registrant and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (i) Amendment to Exhibit A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30. 1997).


                (b) Transfer Agency Agreement between Registrant and The Winsbury Service Corporation dated August 8, 1990.

                        (i) Amendment dated May 12, 1994 to Schedule B revising the fee schedule (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                (c) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation dated as of February 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996.)

                        (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and Incorporating previous amendments adding the Large Capitalization Fund, the Treasure Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                        (ii) Amendment dated April 1, 1993 to Schedule B revising the fee schedule (incorporated by reference to Registrant's Post--Effective Amendment No. 31 filed on October 9, 1996).

                (d) Sub-Administration Agreement between First of America Investment Corporation and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 5, filed July 30, 1997).

                (e) Amended and Restated Securities Lending Record Administration Agreement between Union Bank of California, N.A. and BISYS Fund Services Limited Partnership dated May, 22 1997.**



        (11)    (a) Consent of PriceWaterhouseCoopers LLP

                (b) Consent of Drinker Biddle & Reath LLP.


        (12)    Not applicable.

        (13) Purchase agreement dated July 2, 1987, between Registrant and The Winsbury Corporation (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).

        (14) (a) Specimen Agreement for the Parkstone Individual Retirement Account (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (b) Specimen Agreement for the National Financial Services Corporation Individual Retirement Account offered through First of America Securities, Inc. for investment in the Parkstone Group of Funds (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

        (15) (a) Investor A Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                        (i) Participating Organization Agreement between The Winsbury Company and National Financial Services Corporation dated October 1, 1993, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government, Obligations Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).


                (b) Amendment to Schedule A dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).


                        (i) Participating Organization Agreement between The Winsbury Company and First of America Bank Corporation on behalf of its wholly-owned subsidiary banks, dated October 1, 1993, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Smal1 Capitalization Fund, the High Income Equity Fund, the International Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (c) Amendment dated November 8, 1995 adding Exhibit C to reflect 12b-1 fees charged to each Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).


                (d) Amendment to Exhibit A dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 3l filed October 9,
                1996).


                        (i) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc. as a party and on behalf of its affiliate First of America Brokerage Services, dated September 21, 1994, relating to Investor A Share distribution and shareholder services for the U.S. Government Obligations Fund, the Tax-Free Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the international Discovery Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund, the Municipal Bond Fund, the U.S. Government Income Fund and the Intermediate Government Obligations Fund (incorporated by reference to Registrant' s Post Effective Amendment No. 31 filed October 9,
                                1996).

                (e) Amendment to Exhibit A dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).


                (f) Investor B Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).



                        (i) Shareholder Services and Financing Agreement between the Winsbury Company and Security Distributors, Inc. dated February 1, 1994 relating to Investor B Share financing assistance and shareholder support services for the Equity Fund, the Small Capitalization Fund. the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).

                        (ii) Service and Commission Agreement between The Winsbury Company and Security Distributors, Inc., Security Benefit Group, Inc. and First of America Brokerage Services dated February 1, 1994, relating to Investor B Share shareholder support services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 3l filed October 9, 1996).

                        (iii) Dealer Agreement between The Winsbury Company and First of America Brokerage Service, Inc. dated February 1, 1994 relating to Investor B Share distribution services for the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the High Income Equity Fund, the Balanced Fund, the Bond Fund, the Limited Maturity Bond Fund, the U.S. Government Income Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                (g) Amendment to Exhibit A dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).

                (h) Investor C Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                        (i) Participating Organization Agreement between The Winsbury Company and First of America Securities, Inc. dated September 21, 1994, relating to Investor C Share distribution and shareholder services for the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Michigan Municipal Bond Fund, the Balanced Fund, the U.S. Government Income Fund and the International Discovery Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                                1996).

                (i) Amendment to Exhibit A dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                1996).


                (j) Amendment to Exhibit C dated November 8, 1995 adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment. No. 31 filed October 9,
                1996).



        (16) (a) Computation of Total Returns for the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund. the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (b) Computation of Yields for the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund, the Bond Fund the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (c) Computation for Distribution Rates for the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

        (17)    Financial Data Schedules**

        (18) Amended and Restated Rule 18f-3 Multiple Class Plan adopted by the Board of Trustees on May 22, 1997 (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30,
                1997).

        (19) (a) Power of Attorney for Lawrence D. Bryan, Robert M. Beam, and Adrian Charles Edwards (incorporated by reference to Exhibit
                (17) of Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                (b) Power of Attorney for John B. Rapp (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 31, l997).


                (c) Power of Attorney for James Jones.


*        The file number for all exhibits incorporated by reference is 33-13283.
**       To be filed by amendment.

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Trustees.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES


         As of July 2, 1998, the number of record holders of each series of shares of the Registrant were as follows:


                    Title of Series         Investor A       Investor B           Institutional
                    ---------------         ----------       ----------           -------------

U.S. Government Obligations Fund                  51              N/A                    3

Prime Obligations Fund                           553               27                   98

Tax-Free Fund                                     22              N/A                    2

Treasury Fund                                     25              N/A                    2

Small Capitalization Fund                     12,953            6,649                   40

Mid Capitalization Fund                        6,663            3,393                    9

Large Capitalization Fund                      1,763            1,469                    9

International Discovery Fund                   5,058            2,428                   12

Equity Income Fund                             7,231            3,095                   12

Conservative Allocation Fund                     N/A              N/A                    3

Balanced Allocation Fund                       1,796              827                    2

Aggressive Allocation Fund                       N/A              N/A                    3

Bond Fund                                      1,514              807                    7

Limited Maturity Bond Fund                       694              130                    5

Intermediate Government
Obligations Fund                                 998              185                    7

U.S. Government Income Fund                    2,041            1,259                    7

Municipal Bond Fund                              178               22                    7

Michigan Municipal Bond Fund                     819              131                    3



ITEM 27.          INDEMNIFICATION


         Article IX Section 9.2 of the Registrant's Declaration of Trust, as amended, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodian, investment adviser, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section
         1.13 of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 10.1 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto and in Section 16 of the Custodian Agreement incorporated by reference as Exhibit 8(b) hereto, Section 8 of the Investment Advisory and Sub-Investment Advisory Agreements incorporated by reference as Exhibits 5(a), (b), (c) and (d) hereto,
         Section 6 of the Administration Agreement incorporated by reference as
         Exhibit 9(a) hereto, Section 9 of the Transfer Agency Agreement, incorporated by reference as Exhibit 9(b) hereto, and Section 6 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(c) hereto. As of the date of this Registration Statement, the Group has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant Registration will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.


         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                (a) National City Investment Management Company ("National City") Cleveland, Ohio is an investment adviser registered under the Investment Advisers' Act of 1940, as amended (the "Advisers Act"). National City is an indirect, wholly-owned subsidiary of National City Corporation. National City currently manages over $12 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios, The Parkstone Advantage Fund and Armada Funds.

                To the knowledge of Registrant, none of the directors or officers of National City is or has been at any time during the past two fiscal years engaged in any other business profession, vocation or employment of a substantial nature, except that certain directors and officers of National City may also hold positions with _______, National City's parent, or National City Corporation or other subsidiaries. Information relating to any business, profession, or employment of a substantial nature engaged in by officers and directors of First of America during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by National City pursuant to the Advisers Act (SEC file No. 801-446.)



ITEM 29.        PRINCIPAL UNDERWRITER


                (a) BISYS Fund Services Limited Partnership, formerly known as The Winsbury Company Limited Partnership ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of American Performance Funds, AmSouth Mutual Funds, The ARCH Fund, Inc., The BB&T Mutual Funds Group, The Coventry Group, Empire Builder Tax Free Bond Fund, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, MarketWatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, The MMA Praxis Mutual Funds, M.S. D.&T. Funds, Pacific Capital Funds, The Parkstone Advantage Fund, Pegasus Funds, Puget Sound Alternative Investment Series Trust, Qualivest Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, The Riverfront Funds, Inc, SBSF Funds, Inc., Sefton Funds, The Sessions Group, Summit Investment Trust and The Victory Portfolios, each of which is an investment management company.


        (b) Directors, officers and partners of BISYS, as of July 15, 1998, were as follows:



                                                              Positions and                      Positions and
                  Name and Principal                          Offices with BISYS                 Offices with
                  Business Address                            Fund Services L.P.                 Registrant
                  ----------------                            ------------------                 ----------

                  The BISYS Group, Inc                        Sole Shareholder of                None
                  150 Clove Road                              BISYS Fund Services,
                  Little Falls, NJ 07424                      Inc. and Sole Limited

                                                              Partner

                  BISYS Fund Services, Inc
                  3435 Stelzer Road
                  Columbus, Ohio 43219                        Sole General. Partner              None


                (c) Compensation to BISYS during the fiscal year ended May 31, 1998 was as follows:


Net Underwriting                        Compensation on
Discounts and                           Redemption and                          Brokerage               Other
Commissions                               Repurchase                           Commissions          Compensation
-----------                               ----------                           -----------          ------------

    $ -----                               $ -----                              $ -----                 $ -----


ITEM 30.        LOCATION OF ACCOUNTS AND RECORDS


                (a) National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio 44114-3484 (records relating to its functions as investment adviser);


                (b) Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201 (records relating to certain functions of the subadviser for the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund).


                (c) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor).

                (d) Drinker Biddle & Reath LLP, Philadelphia National Bank Building 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Declaration of Trust, Code of Regulations, and Minute Books).

                (e) Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111 (records relating to its functions as custodian).

                (f) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and fund accountant).


ITEM 31.        MANAGEMENT SERVICES

Not applicable.

ITEM 32.        UNDERTAKINGS


                Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 38 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus and the State of Ohio on the 17th day of July, 1998.


                                        THE PARKSTONE GROUP OF FUNDS


                                        By /s/ HERBERT R. MARTENS, JR.
                                           ----------------------------------
                                           Herbert R. Martens, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                    Title               Date
          ---------                    -----               ----



/s/ HERBERT R. MARTENS, JR.
---------------------------
Herbert R. Martens, Jr.             President             July 17, 1998

John B. Rapp*                       Trustee

Robert M. Beam*                     Trustee

Lawrence D. Bryan*                  Trustee

Adrian Charles Edwards*             Trustee

James F. Jones, Jr.*                Trustee

/s/ GARY TENKMAN                                          July 17, 1998
---------------------------
Gary Tenkman

*By: /s/ HERBERT R. MARTENS, JR.                          July 17, 1998
--------------------------------
Name:
Attorney-in-Fact

                              POWER OF ATTORNEY


        John B. Rapp, whose signature appears below, hereby constitutes and appoints the President, Secretary, and Assistant Secretary of The Parkstone Group of Funds, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURE                         TITLE                    DATE
---------                         -----                    ----

/s/ John B. Rapp               Trustee and               February 17, 1997
--------------------           Chairman of the Board
John B. Rapp


Sworn to and subscribed before me this 17th day of February, 1997.

/s/ Marabeth L. Maupin
----------------------
Notary Public

Kalamazoo County, Michigan

My Commission Expires: 5/26/98

                               POWER OF ATTORNEY

  Each person whose signature appears below hereby constitutes and appoints the President, Secretary, and Assistant Secretary of The Parkstone Group of Funds, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


        SIGNATURE                         TITLE                    DATE
        ---------                         -----                    -----


/s/ George R. Landreth               Trustee and               May 23, 1996
---------------------------          Chairman of the Board
George R. Landreth


/s/ Lawrence D. Bryan                Trustee                   May 23, 1996
---------------------------
Lawrence D. Bryan


/s/ Robert M. Beam                   Trustee                   May 23, 1996
---------------------------
Robert M. Beam


/s/ Adrian Charles Edwards           Trustee                   May 23, 1996
--------------------------
Adrian Charles Edwards


Sworn to and subscribed before me this 23rd day of May, 1996.


/s/ Stephen Mintos
-------------------------


Franklin County, Ohio
------------------------------------------
My Commission Expires: Lifetime Commission
                       Attorney at law

                                  EXHIBIT INDEX



Exhibit No.
-----------

(11)     (a)      Consent of PriceWaterhouseCoopers LLP

         (b)      Consent of Drinker Biddle & Reath LLP